                                               As filed pursuant to Rule 497(c)
                                               SEC File No. 333-63511
                                               and No. 811-09003



                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                         VARIABLE ANNUITY ACCOUNT SEVEN
               (PORTION RELATING TO POLARIS PLUS VARIABLE ANNUITY)


               ---------------------------------------------------


                    SUPPLEMENT TO THE POLARIS PLUS PROSPECTUS
                             DATED DECEMBER 29, 1999



Please note the following change in Appendix C - Condensed Financial
Information:


          the Ending Number of AUs for the Growth Portfolio, for the period between 4/30/99 - 9/30/99 is 505,099.62.


In addition, the Inception Date for the Variable Portfolios in Appendix C - Condensed Financial Information are as follows:

          Capital Appreciation (Inception Date - 3/19/99)
          Growth (Inception Date - 3/19/99)
          Government and Quality Bond (Inception Date - 3/19/99)
          Emerging Markets (Inception Date - 3/23/99)
          International Diversified Equities (Inception Date - 3/19/99) Global Equities (Inception Date - 3/19/99)
          International Growth and Income (Inception Date - 3/24/99) Aggressive Growth (Inception Date - 3/19/99)
          Real Estate (Inception Date - 3/31/99)
          Putnam Growth (Inception Date - 3/19/99)
          Alliance Growth (Inception Date - 3/19/99)
          "Dogs" of Wall Street (Inception Date - 3/19/99)
          Venture Value (Inception Date - 3/19/99)
          Federated Value (Inception Date - 3/19/99)
          Growth-Income (Inception Date - 3/19/99)
          Equity Index (Inception Date - 3/19/99)
          Utility (Inception Date - 3/19/99)
          Equity Income (Inception Date - 3/23/99)
          Asset Allocation (Inception Date - 3/23/99)
          SunAmerica Balanced (Inception Date - 3/19/99)
          Worldwide High Income (Inception Date - 3/31/99)
          High-Yield Bond (Inception Date - 3/19/99)
          Corporate Bond (Inception Date - 3/23/99)
          Global Bond (Inception Date - 3/19/99)
          Small Company Value (Inception Date - 3/23/99)
          Cash Management (Inception Date - 3/23/99)


Date: January 4, 2000




                Please keep this Supplement with your Prospectus

                                                As filed pursuant to Rule 497(c)
                                                SEC File No. 333-63511
                                                and No. 811-09003


                            [THE POLARIS PLUS LOGO]

                                VARIABLE ANNUITY
                                    PROFILE

THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE POLARIS PLUS VARIABLE ANNUITY. THE ANNUITY IS MORE FULLY DESCRIBED IN THE PROSPECTUS. PLEASE READ THE PROSPECTUS CAREFULLY.

                               December 29, 1999

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                      1. THE POLARIS PLUS VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

The Polaris Plus Variable Annuity is issued by Anchor National Life Insurance Company ("Anchor National") to Participants in certain employer sponsored retirement plans qualified subject to Section 403(b) of the Internal Revenue Code (the "IRC") and to certain individuals who qualify to purchase contracts under Section 408(b). An annuity qualified under Section 403(b) of the IRC is also known as a tax sheltered annuity ("TSA"). An annuity qualified under
Section 408(b) is commonly referred to as an Individual Retirement Annuity ("IRA").

A 403(b) Polaris Plus participant may choose to convert their 403(b) to an IRA funded by Polaris Plus if they separate from service. Generally, all of the same features, charges and benefits will apply to a contract issued as an IRA as was applicable to a participant's TSA, so long as no conflict arises with the appropriate provisions of the IRC. We will only specifically address IRA contracts in this Profile to the extent that applicable IRC provisions and/or any other state or federal laws, require different treatment.

This contract is designed to help you invest to meet long-term financial goals, such as retirement funding. Your retirement plan allows you to invest money on which you have not already paid taxes and your earnings grow tax deferred. In addition, funding that plan with the Polaris Plus variable annuity provides a wide range of underlying investment options and fixed accounts, a guaranteed death benefit and an option to receive income for your lifetime.

Polaris Plus offers a diverse selection of money managers and investment options. You may divide your money among any or all of our 26 variable investment portfolios and several fixed account options, unless limited by any applicable Plan. Your investment is not guaranteed. The value of your Polaris Plus contract can fluctuate up or down, based on the performance of the underlying investments you select. You may experience a loss.

Like most annuities, the contract has an accumulation phase and an income phase. During the accumulation phase, you invest money in your contract. Your earnings are based on the investment performance of the variable investment portfolios to which your money is allocated and/or the interest rate(s) earned on the fixed account option(s) in which you invest. Subject to certain IRC restrictions, you may withdraw money from your contract during the accumulation phase. However, as with other tax-deferred investments, your ability to withdraw money is restricted and you will generally pay taxes on earnings and untaxed contributions when you withdraw them. A federal tax penalty will typically apply if you make withdrawals before age 59 1/2.

During the income phase, you receive income payments from your annuity. Among other factors, the amount of money you are able to accumulate in your contract during the accumulation phase will affect the amount of your income payments during the income phase.

----------------------------------------------------------------
----------------------------------------------------------------
                               2. INCOME OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

You can select from one of five income options:
   (1) payments for your lifetime;
   (2) payments for your lifetime and your survivor's lifetime;
   (3) payments for your lifetime and your survivor's lifetime, but for not less than 10 or 20 years;
   (4) payments for your lifetime, but for not less than 10, 15 or 20 years, and;
   (5) payments for a specified period of 5 to 30 years.

You will also need to decide when your income payments begin and if you want your income payments to fluctuate with investment performance or remain constant. Once you begin receiving income payments, you cannot change your income option.

For contracts which are part of a qualified retirement plan (including TSAs and IRAs), funded with money on which you did not paid taxes, the entire income payment is generally taxable as income. Further, under certain qualified contracts your income option may not exceed your life expectancy.

In addition to the above income options, you may also enroll in the Income Protector program which provides a minimum retirement income guarantee, subject to the provisions thereof.

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                     3. PURCHASING A POLARIS PLUS VARIABLE
                                ANNUITY CONTRACT
----------------------------------------------------------------
----------------------------------------------------------------

You can buy a contract with money from a direct transfer or a direct rollover from an existing retirement plan and/or by establishing a salary reduction agreement with your employer.

For qualified contracts issued as TSAs there is no minimum initial purchase payment if you establish a salary reduction agreement with your employer. If you fund a contract through a direct transfer or direct rollover, only, (without setting up salary reduction contributions), the minimum initial purchase payment is $2,000.

                ----------------------------------------------------------------
                ----------------------------------------------------------------
                             4. INVESTMENT OPTIONS
                ----------------------------------------------------------------
                ----------------------------------------------------------------

You may allocate money to the following variable investment Portfolios of the Anchor Series Trust and/or the SunAmerica Series Trust:

ANCHOR SERIES TRUST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
      - Capital Appreciation Portfolio
      - Growth Portfolio
      - Government and Quality Bond Portfolio

SUNAMERICA SERIES TRUST
  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
      - Global Equities Portfolio
      - Alliance Growth Portfolio
      - Growth-Income Portfolio
  MANAGED BY DAVIS SELECTED ADVISERS, L.P.
      - Venture Value Portfolio
      - Real Estate Portfolio
  MANAGED BY FIRST AMERICAN ASSET MANAGEMENT
      - Equity Income Portfolio
      - Equity Index Portfolio
      - Small Company Value Portfolio
  MANAGED BY FEDERATED INVESTORS
      - Federated Value Portfolio
      - Utility Portfolio
      - Corporate Bond Portfolio
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT/GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
      - Asset Allocation Portfolio
      - Global Bond Portfolio
  MANAGED BY MORGAN STANLEY ASSET MANAGEMENT INC.
      - International Diversified Equities Portfolio
      - Worldwide High Income Portfolio
  MANAGED BY PUTNAM INVESTMENT MANAGEMENT, INC.
      - Putnam Growth Portfolio
      - International Growth and Income Portfolio
      - Emerging Markets Portfolio
  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
      - Aggressive Growth Portfolio
      - "Dogs" of Wall Street Portfolio
      - SunAmerica Balanced Portfolio
      - High-Yield Bond Portfolio
      - Cash Management Portfolio

If applicable, your Plan may limit the investment options available to you.

You may also allocate money to the 1, 3 and 5 year market value adjustment ("MVA") fixed account options (in Washington and Oregon only a 1 year fixed account is available) and, under certain circumstances, the 6-month and 1-year Dollar Cost Averaging ("DCA") fixed account options. Each fixed account option may offer a different interest rate. Interest rates are guaranteed by Anchor National. If applicable, your Plan may also limit the fixed account options available to you.

Your contract value may be adjusted up or down for withdrawals or transfers from the 1, 3 and 5 year MVA fixed account options prior to the end of the guarantee period. The interest rates applicable for these fixed account options may differ from time to time, however, we will never credit less than a 3% annual effective rate. Once established, the rate will not change during the selected period.
                ----------------------------------------------------------------
                ----------------------------------------------------------------
                                  5. EXPENSES
                ----------------------------------------------------------------
                ----------------------------------------------------------------

We deduct insurance charges, annually as a percentage of the average daily value of your contract allocated to the variable portfolios. Currently, the charges range from .55% to 1.25%. The amount of the charge may vary by Plan or group. The actual charge applicable to you can be obtained by calling your employer, Plan Sponsor, financial adviser or by consulting your Contract Data page. There are no insurance charges deducted against amounts allocated to the fixed account options.

If you take money out of your contract, you may be assessed a withdrawal charge which is a percentage of purchase payments withdrawn. The percentage may depend on the number of years the withdrawn purchase payments have been invested in the contract. If applicable, the percentage declines over the time the money is in the contract. The applicable withdrawal charge schedule may also vary dependent upon your employment status at the time of contract issue.

Currently, the withdrawal charges range from 0% to the maximum schedule, as follows:

SEPARATED FROM SERVICE AT TIME OF ISSUE (SCHEDULE A)

-----------------------------------------------------------------------------
         Year              1        2        3        4        5        6
-----------------------------------------------------------------------------
WITHDRAWAL CHARGE          6%       6%       5%       5%       4%       0%
-----------------------------------------------------------------------------

EMPLOYED AT TIME OF ISSUE (SCHEDULE B)

--------------------------------------------------------------------------------------
         Year              1        2        3        4        5        6        7
--------------------------------------------------------------------------------------
WITHDRAWAL
CHARGE                     6%       6%       5%       5%       4%       4%       0%
--------------------------------------------------------------------------------------

Withdrawal charges may vary by Plan or group contract. You can obtain information on the withdrawal charge applicable to your contract by calling your plan sponsor, employer, financial adviser or consulting your Contract Data page.

As with other professionally managed investments, there are also investment charges imposed on contracts with money allocated to the variable portfolios. We estimate these fees to range from .55 to 1.90.

Each year, you are allowed to make an unlimited number of transfers among the variable portfolios without charge. We reserve the right in the future to limit the number of transfers to 15 each year and to impose a $25.00 fee for each transfer in excess of 15. (You will be notified of any future limitation.)

In a limited number of states, you may also be assessed a state premium tax of up to 3.5%, depending upon the state.

The following charts are designed to help you understand the charges in your contract. The column "Total Annual Charges" shows the total of the maximum 1.25% insurance charges and the investment charges for each variable portfolio. If your insurance charges are less than 1.25% your expenses will be lower.

The next two columns show two examples of the charges you would pay under the contract. The examples assume that you invested $1,000 in a contract which earns 5% annually and that you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10. The premium tax is assumed to be 0% in both examples. In calculating these examples we use the highest applicable insurance charges equal to 1.25% annually (calculated daily) of the value of the variable portfolio. To arrive at the numbers at the end of year 1, we use the highest possible surrender charge of 6%. If the withdrawal charge or insurance charges applicable under your contract are less, your expenses would be lower.

----------------------------------------------------------------------------------------------------------------------------
                                                                                               EXAMPLES:
                                         MAXIMUM                                                MAXIMUM          MAXIMUM
                                       TOTAL ANNUAL         TOTAL ANNUAL                     TOTAL EXPENSES   TOTAL EXPENSES
                                        INSURANCE            INVESTMENT       TOTAL ANNUAL     AT END OF        AT END OF
   ANCHOR SERIES TRUST PORTFOLIO         CHARGES              CHARGES           CHARGES          1 YEAR          10 YEARS
----------------------------------------------------------------------------------------------------------------------------
Capital Appreciation                      1.25%                 .68%             1.93%            $ 80             $225
Growth                                    1.25%                 .75%             2.00%            $ 80             $233
Government and Quality Bond               1.25%                 .67%             1.92%            $ 79             $224
----------------------------------------------------------------------------------------------------------------------------
SUNAMERICA SERIES TRUST PORTFOLIO
Emerging Markets*                         1.25%                1.90%             3.15%            $ 92             $346
International Diversified Equities        1.25%                1.26%             2.51%            $ 85             $285
Global Equities                           1.25%                 .86%             2.11%            $ 81             $244
International Growth and Income*          1.25%                1.46%             2.71%            $ 87             $304
Aggressive Growth*                        1.25%                 .82%             2.07%            $ 81             $240
Small Company Value*                      1.25%                1.40%             2.65%            $ 87             $298
Real Estate*                              1.25%                1.01%             2.26%            $ 83             $260
Putnam Growth                             1.25%                 .86%             2.11%            $ 81             $244
Alliance Growth                           1.25%                 .63%             1.88%            $ 79             $220
"Dogs" of Wall Street*                    1.25%                 .85%             2.10%            $ 81             $243
Venture Value                             1.25%                 .77%             2.02%            $ 81             $235
Federated Value*                          1.25%                 .86%             2.11%            $ 81             $244
Growth-Income                             1.25%                 .60%             1.85%            $ 79             $217
Equity Index*                             1.25%                 .55%             1.80%            $ 78             $212
Utility*                                  1.25%                 .93%             2.18%            $ 82             $251
Equity Income*                            1.25%                 .95%             2.20%            $ 82             $253
Asset Allocation                          1.25%                 .66%             1.91%            $ 79             $223
SunAmerica Balanced*                      1.25%                 .74%             1.99%            $ 80             $232
Worldwide High Income                     1.25%                1.11%             2.36%            $ 84             $270
High-Yield Bond                           1.25%                 .72%             1.97%            $ 80             $230
Corporate Bond                            1.25%                 .80%             2.05%            $ 81             $238
Global Bond                               1.25%                 .97%             2.22%            $ 83             $255
Cash Management                           1.25%                 .62%             1.87%            $ 79             $219
----------------------------------------------------------------------------------------------------------------------------

* For these Portfolios, the adviser, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an established maximum amount. All waivers or reimbursements may be terminated at any time. For more detailed information, see Fee Tables and Examples in the prospectus.

                ----------------------------------------------------------------
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                                    6. TAXES
                ----------------------------------------------------------------
                ----------------------------------------------------------------

Unlike taxable investments where earnings are taxed in the year they are earned, taxes on amounts contributed to and earned in a qualified contract (one purchased with before-tax dollars, like a TSA or IRA), are generally taxable when withdrawn.

You may be subject to a 10% federal tax penalty for distributions or withdrawals before age 59 1/2.

                ----------------------------------------------------------------
                ----------------------------------------------------------------
                            7. ACCESS TO YOUR MONEY
                ----------------------------------------------------------------
                ----------------------------------------------------------------

During the accumulation phase withdrawals from your contract may be limited by the IRC, any applicable employer plan and this contract. Contracts issued as qualified TSAs or IRAs are subject to specific withdrawal restrictions imposed by the IRC. SEE ACCESS TO YOUR MONEY ON PAGE 12 for details regarding restrictions applicable to withdrawals.

Under this contract, certain withdrawals may be subject to a withdrawal charge. Some types of withdrawals may be exempt from Company imposed withdrawal charges. SEE EXPENSES ON PAGE 13 for details regarding possible withdrawal charge exceptions.

In all cases after your tenth contract anniversary, Company imposed withdrawal charges no longer apply. However, the IRC or any applicable Plan may still impose restrictions on withdrawals at that point in time.

                ----------------------------------------------------------------
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                                 8. PERFORMANCE
                ----------------------------------------------------------------
                ----------------------------------------------------------------

The value of your contract will fluctuate depending upon the investment performance of the portfolio(s) you choose.

When you invest in the Polaris Plus Variable Annuity, your money is actually invested in the underlying portfolios of the Anchor Series Trust and/or the SunAmerica Series Trust. These trusts are older than the annuity itself and have served as underlying investments for other variable annuity contracts. Some of the advertised historical performance for this annuity will be derived from the performance of the corresponding portfolios of the trusts, modified to reflect the charges and expenses associated with this contract, as if this contract had been in existence during the time period advertised. Of course, past performance does not guarantee future results.

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                                9. DEATH BENEFIT
                ----------------------------------------------------------------
                ----------------------------------------------------------------

If you should die during the accumulation phase, your beneficiary will receive a death benefit. The death benefit will be the greater of:

     1. Total purchase payments minus total withdrawals (including applicable fees and charges) at the time we receive satisfactory proof of death, or;

     2. The contract value at the time we receive satisfactory proof of death.

                ----------------------------------------------------------------
                ----------------------------------------------------------------
                             10. OTHER INFORMATION
                ----------------------------------------------------------------
                ----------------------------------------------------------------

FREE LOOK: You may cancel your contract within ten days (or longer if required by your state) by mailing it to our Annuity Service Center. Your contract will be treated as void on the date we receive it and we will pay you an amount equal to the value of your contract on the date (unless otherwise required by state law). Its value may be more or less than the money you initially invested.

ASSET ALLOCATION REBALANCING: If selected by you, this program maintains your specified allocation mix in the variable investment portfolios by readjusting your money on a calendar quarterly, semiannual or annual basis.

SYSTEMATIC WITHDRAWAL PROGRAM: If selected by you, and allowed by any applicable plan, this program allows you to receive either monthly, quarterly, semiannual or annual checks during the accumulation phase. Systematic withdrawals may also be electronically transferred to your bank account. Of course, withdrawals may be subject to a withdrawal charge and a 10% federal tax penalty may apply if you are under age 59 1/2. This program is not available if you are not eligible to make withdrawals under the IRC or an applicable employer plan.

DOLLAR COST AVERAGING: If selected by you and allowed by any applicable plan, this program allows you to invest gradually in the variable portfolios and/or certain fixed account options from any of the variable investment portfolios, the 1-year MVA fixed account option, and under certain circumstances the 6-month or the 1-year DCA fixed account options.

CONFIRMATIONS AND QUARTERLY STATEMENTS: During the accumulation phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately.

During the accumulation and income phases, you will receive a statement of your transactions over the past quarter and a summary of your account values.

                ----------------------------------------------------------------
                ----------------------------------------------------------------
                                 11. INQUIRIES
                ----------------------------------------------------------------
                ----------------------------------------------------------------

If you have questions about your contract or need to make changes, call your financial representative or contact us at:

      Anchor National Life Insurance Company
      Annuity Service Center
      P.O. Box 54299
      Los Angeles, California 90054-0299
      Toll Free Telephone Number: 877-999-9205

If money accompanies your correspondence, you should direct it to:

      Anchor National Life Insurance Company
      P.O. Box 100330
      Pasadena, California 91189-0001

                            [THE POLARIS PLUS LOGO]
                                VARIABLE ANNUITY

                                   PROSPECTUS
                               DECEMBER 29, 1999

Please read this prospectus carefully         FLEXIBLE PAYMENT GROUP AND INDIVIDUAL DEFERRED ANNUITY
before investing and keep it for              CONTRACTS
future reference. It contains                 issued by
important information about the               ANCHOR NATIONAL LIFE INSURANCE COMPANY
Polaris Plus Variable Annuity.                in connection with
                                              VARIABLE ANNUITY ACCOUNT SEVEN
To learn more about the annuity               The annuity has 31 investment choices - 5 fixed account
offered by this prospectus, obtain a          options and 26 variable investment Portfolios listed below.
copy of the Statement of Additional           The 5 fixed account options include market value adjustment
Information ("SAI") dated December            fixed accounts for specified periods of 1, 3, and 5 years.
29, 1999. The SAI is on file with the         In addition there are 2 Dollar Cost Averaging Accounts for
Securities and Exchange Commission            6-month and 1-year periods. The 26 variable investment
("SEC") and is incorporated by                portfolios are part of the Anchor Series Trust or the
reference into this prospectus. The           SunAmerica Series Trust.
Table of Contents of the SAI appears
on page 22 of this prospectus. For a          ANCHOR SERIES TRUST:
free copy of the SAI, call us at              MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
(877) 999-9205 or write to us at our          - Capital Appreciation Portfolio
Annuity Service Center, P.O. Box              - Growth Portfolio
54299, Los Angeles, California 90054-         - Government and Quality Bond Portfolio
0299.
                                              SUNAMERICA SERIES TRUST:
In addition, the SEC maintains a              MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
website (http://www.sec.gov) that             - Global Equities Portfolio
contains the SAI, materials                   - Alliance Growth Portfolio
incorporated by reference and other           - Growth-Income Portfolio
information filed electronically with         MANAGED BY DAVIS SELECTED ADVISERS, L.P.
the SEC by Anchor National.                   - Venture Value Portfolio
                                              - Real Estate Portfolio
ANNUITIES INVOLVE RISKS, INCLUDING            MANAGED BY FEDERATED INVESTORS
POSSIBLE LOSS OF PRINCIPAL. ANNUITIES         - Federated Value Portfolio
ARE NOT A DEPOSIT OR OBLIGATION OF,           - Utility Portfolio
OR GUARANTEED OR ENDORSED BY, ANY             - Corporate Bond Portfolio
BANK. THEY ARE NOT FEDERALLY INSURED          MANAGED BY FIRST AMERICAN ASSET MANAGEMENT
BY THE FEDERAL DEPOSIT INSURANCE              - Equity Income Portfolio
CORPORATION, THE FEDERAL RESERVE              - Equity Index Portfolio
BOARD OR ANY OTHER AGENCY.                    - Small Company Value Portfolio
                                              MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT/
                                              GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                                              - Asset Allocation Portfolio
                                              - Global Bond Portfolio
                                              MANAGED BY MORGAN STANLEY ASSET MANAGEMENT
                                              - International Diversified Equities Portfolio
                                              - Worldwide High Income Portfolio
                                              MANAGED BY PUTNAM INVESTMENT MANAGEMENT, INC.
                                              - Putnam Growth Portfolio
                                              - International Growth and Income Portfolio
                                              - Emerging Markets Portfolio
                                              MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
                                              - Aggressive Growth Portfolio
                                              - "Dogs" of Wall Street Portfolio
                                              - SunAmerica Balanced Portfolio
                                              - High-Yield Bond Portfolio
                                              - Cash Management Portfolio

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
        AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE
          ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 GLOSSARY.............................................     3

 FEE TABLES...........................................     4
 Owner Transaction Expenses...........................     4
 The Income Protector Expense.........................     4
 Annual Separate Account Expenses.....................     4
 Portfolio Expenses...................................     4

 EXAMPLES.............................................     5

 THE POLARIS PLUS VARIABLE ANNUITY....................     7

 PURCHASING A POLARIS PLUS VARIABLE ANNUITY...........     7
 Allocation of Purchase Payments......................     8
 Accumulation Units...................................     8
 Free Look............................................     8

 INVESTMENT OPTIONS...................................     8
 Variable Portfolios..................................     8
     Anchor Series Trust..............................     9
     SunAmerica Series Trust..........................     9
 Fixed Account Options................................     9
 Market Value Adjustment ("MVA")......................    10
 Transfers During the Accumulation Phase..............    10
 Dollar Cost Averaging ("DCA")........................    11
 Asset Allocation Rebalancing.........................    11
 Voting Rights........................................    12
 Substitution.........................................    12

 ACCESS TO YOUR MONEY.................................    12
 Withdrawal Restrictions..............................    12
 Systematic Withdrawal Program........................    12
 Loans................................................    13
 Minimum Contract Value...............................    13

 DEATH BENEFIT........................................    13

 EXPENSES.............................................    13
 Insurance Charges....................................    14
 Withdrawal Charges...................................    14
 Exceptions to Withdrawal Charge......................    14
 Investment Charges...................................    14
 Transfer Fee.........................................    14
 Premium Tax..........................................    15
 Income Taxes.........................................    15
 Reduction or Elimination of Charges and Expenses, and
   Additional Amounts Credited........................    15
 INCOME OPTIONS.......................................    15
 Annuity Date.........................................    15
 Income Options.......................................    15
 Fixed or Variable Income Payments....................    16
 Income Payments......................................    16
 Transfers During the Income Phase....................    16
 Deferment of Payments................................    16
 The Income Protector.................................    16

 TAXES................................................    19
 Annuity Contracts in General.........................    19
 Tax Treatment of Distributions -
   Qualified Contracts................................    19
 TSA Plans............................................    19
 Individual Retirement Annuities......................    19
 Minimum Distributions................................    20
 Diversification......................................    20

 PERFORMANCE..........................................    20

 OTHER INFORMATION....................................    21
 The Separate Account.................................    21
 The General Account..................................    21
 Distribution of the Contract.........................    21
 Administration.......................................    21
 Year 2000............................................    21
 Legal Proceedings....................................    22
 Custodian............................................    22
 Additional Information...............................    22

 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL
 INFORMATION..........................................    22

 APPENDIX A -- PREMIUM TAXES..........................   A-1

 APPENDIX B -- MARKET VALUE ADJUSTMENT................   B-1

 APPENDIX C -- CONDENSED FINANCIAL INFORMATION........   C-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S) - The person(s) on whose life (lives) we base annuity payments. For a contract issued pursuant to IRC Section 403(b), the Participant must be the Annuitant. Under an IRA the owner is always the Annuitant.

ANNUITY DATE - The date on which annuity payments are to begin, as selected by you.

ANNUITY UNITS - A measurement we use to calculate the mount of annuity payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY (IES) - The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.

COMPANY - Anchor National Life Insurance Company, Anchor National, We, Us, the insurer that issues this contract.

CONTRACT - The variable annuity contract issued by Anchor National Life Insurance Company ("Anchor National"). This includes any applicable group master contract, certificate and endorsement.

CONTRACTHOLDER - The party named as the Contractholder on the annuity Contract issued by Anchor National. The Contractholder may be an Employer, a retirement plan trust, an association or any other entity allowed under the law.

EMPLOYER - The organization specified in the Contract which offers the Plan to its employees.

ERISA - Employee Retirement Income Security Act of 1974 (as amended).

INCOME PHASE - The period during which we make annuity payments to you.

IRA - An Individual Retirement Annuity qualified under and issued in accordance with the provisions of Section 408(b) of the IRC.

IRC - The Internal Revenue Code of 1986, as amended, and all regulations thereto.

IRS - The Internal Revenue Service.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PARTICIPANT - An employee or other person affiliated with the Contractholder on whose behalf an account is maintained under the terms of the Contract.

PLAN - A retirement program offered by an Employer to its employees for which a Contract is used to accumulate funds which may or may not be regulated by ERISA.

PURCHASE PAYMENTS - The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

TRUSTS - Refers to the Anchor Series Trust and the SunAmerica Series Trust collectively.

TSA - A tax sheltered annuity qualified under and issued in accordance with the provisions of Section 403(b) of the IRC.

VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Portfolio has its own investment objective and is invested in the underlying investments of the Anchor Series Trust or the SunAmerica Series Trust.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES+
MAXIMUM WITHDRAWAL CHARGE (AS A PERCENTAGE OF PURCHASE PAYMENTS)

   YEARS:       1     2     3     4     5     6     7
Schedule A*      6%  6  %  5  %  5  %  4  %  0  %    0%
Schedule B**     6%  6  %  5  %  5  %  4  %  4  %    0%

 * This Withdrawal Charge schedule applies to participants who are separated from service at the time of contract issue.
** This Withdrawal Charge schedule applies to all other participants.
THE INCOME PROTECTOR EXPENSE
(THE INCOME PROTECTOR PROGRAM IS OPTIONAL AND IF ELECTED THE APPROPRIATE FEE IS DEDUCTED ANNUALLY FROM CONTRACT VALUE)

         THE INCOME PROTECTOR             FEE AS A PERCENTAGE OF YOUR
             ALTERNATIVES                     INCOME BENEFIT BASE
         --------------------             ---------------------------
Income Protector Plus..................              .15%
Income Protector Max...................              .30%

MAXIMUM ANNUAL SEPARATE ACCOUNT EXPENSES+
(AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)

Maximum Mortality and Expense Risk Charge Insurance
Charge....................................................  1.25%
                                                            -----
      TOTAL SEPARATE ACCOUNT EXPENSES                       1.25%
                                                            =====

---------------

+ Withdrawal and insurance charges applicable to your contract may be lower.
  Consult your plan sponsor, employer, financial adviser or your Contract Data page for details.
                               PORTFOLIO EXPENSES

                              ANCHOR SERIES TRUST
(AS A PERCENTAGE OF AVERAGE NET ASSETS FOR THE TRUST'S TWELVE-MONTH PERIOD ENDED
                               DECEMBER 31, 1998)

                                                              MANAGEMENT         OTHER        TOTAL ANNUAL
                         PORTFOLIO                                FEE          EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Capital Appreciation                                              .64%            .04%             .68%
-----------------------------------------------------------------------------------------------------------
Growth                                                            .70%            .05%             .75%
-----------------------------------------------------------------------------------------------------------
Government and Quality Bond                                       .61%            .06%             .67%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

                            SUNAMERICA SERIES TRUST
(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES
                       FOR THE TRUST'S FISCAL YEAR ENDED
                               JANUARY 31, 1999)

                                                              MANAGEMENT         OTHER        TOTAL ANNUAL
                         PORTFOLIO                                FEE          EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Emerging Markets                                                 1.25%            .65%            1.90%
-----------------------------------------------------------------------------------------------------------
International Diversified Equities                               1.00%            .26%            1.26%
-----------------------------------------------------------------------------------------------------------
Global Equities                                                   .73%            .13%             .86%
-----------------------------------------------------------------------------------------------------------
International Growth and Income                                  1.00%            .46%            1.46%
-----------------------------------------------------------------------------------------------------------
Aggressive Growth                                                 .72%            .10%             .82%
-----------------------------------------------------------------------------------------------------------
Small Company Value***                                           1.00%            .40%            1.40%
-----------------------------------------------------------------------------------------------------------
Real Estate                                                       .80%            .21%            1.01%
-----------------------------------------------------------------------------------------------------------
Putnam Growth                                                     .78%            .08%             .86%
-----------------------------------------------------------------------------------------------------------
Alliance Growth+                                                  .57%            .06%             .63%
-----------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street**                                           .60%            .25%             .85%
-----------------------------------------------------------------------------------------------------------
Venture Value                                                     .72%            .05%             .77%
-----------------------------------------------------------------------------------------------------------
Federated Value                                                   .75%            .11%             .86%
-----------------------------------------------------------------------------------------------------------
Growth-Income                                                     .55%            .05%             .60%
-----------------------------------------------------------------------------------------------------------
Equity Index***                                                   .40%            .15%             .55%
-----------------------------------------------------------------------------------------------------------
Utility                                                           .75%            .18%             .93%
-----------------------------------------------------------------------------------------------------------
Equity Income***                                                  .65%            .30%             .95%
-----------------------------------------------------------------------------------------------------------
Asset Allocation                                                  .58%            .08%             .66%
-----------------------------------------------------------------------------------------------------------
SunAmerica Balanced                                               .66%            .08%             .74%
-----------------------------------------------------------------------------------------------------------
Worldwide High Income                                            1.00%            .11%            1.11%
-----------------------------------------------------------------------------------------------------------
High-Yield Bond                                                   .62%            .10%             .72%
-----------------------------------------------------------------------------------------------------------
Corporate Bond                                                    .63%            .17%             .80%
-----------------------------------------------------------------------------------------------------------
Global Bond                                                       .69%            .28%             .97%
-----------------------------------------------------------------------------------------------------------
Cash Management                                                   .52%            .10%             .62%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

  * Absent fee waivers or reimbursement of expenses by the adviser, the Total Annual Expenses during the last fiscal year: for Emerging Markets would have been (2.29%).

 ** Absent recoupment of expenses by the adviser, the total annual expenses during the last fiscal year for the "Dogs" of Wall Street Portfolio would have been .74%.

*** These portfolios became part of the Trust after January 31, 1999. Therefore these percentages are estimates for the current fiscal year.

     THE ABOVE PORTFOLIO EXPENSES WERE PROVIDED BY THE TRUSTS. WE HAVE NOT
            INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You will pay the following expenses on a $1,000 investment in each Portfolio, assuming a 5% annual return on assets and:

        (a) Surrender of the contract at the end of the stated time period under either of the maximum withdrawal charge schedules;
        (b) If the contract is not Surrendered or is annuitized.+

                       PORTFOLIO                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                                                              (a)
Capital Appreciation                                     (a) $80     (a) $111    (a) $144     $225
                                                                                              (b)
                                                         (b) $20     (b) $ 61    (b) $104     $225
-----------------------------------------------------------------------------------------------------
                                                                                              (a)
Growth                                                   (a) $80     (a) $113    (a) $148     $233
                                                                                              (b)
                                                         (b) $20     (b) $ 63    (b) $108     $233
-----------------------------------------------------------------------------------------------------
                                                                                              (a)
Government and Quality Bond                              (a) $79     (a) $110    (a) $144     $224
                                                                                              (b)
                                                         (b) $19     (b) $ 60    (b) $104     $224
-----------------------------------------------------------------------------------------------------
                                                                                              (a)
Emerging Markets                                         (a) $92     (a) $147    (a) $205     $346
                                                                                              (b)
                                                         (b) $32     (b) $ 97    (b) $165     $346
-----------------------------------------------------------------------------------------------------
                                                                                              (a)
International Diversified Equities                       (a) $85     (a) $128    (a) $174     $285
                                                                                              (b)
                                                         (b) $25     (b) $ 78    (b) $134     $285
-----------------------------------------------------------------------------------------------------
                                                                                              (a)
Global Equities                                          (a) $81     (a) $116    (a) $153     $244
                                                                                              (b)
                                                         (b) $21     (b) $ 66    (b) $113     $244
-----------------------------------------------------------------------------------------------------
                                                                                              (a)
International Growth and Income                          (a) $87     (a) $134    (a) $183     $304
                                                                                              (b)
                                                         (b) $27     (b) $ 84    (b) $143     $304
-----------------------------------------------------------------------------------------------------
                                                                                              (a)
Aggressive Growth                                        (a) $81     (a) $115    (a) $151     $240
                                                                                              (b)
                                                         (b) $21     (b) $ 65    (b) $111     $240
-----------------------------------------------------------------------------------------------------
                                                                                              (a)
Small Company Value                                      (a) $87     (a) $132    (a) $181     $298
                                                                                              (b)
                                                         (b) $27     (b) $ 82    (b) $141     $298
-----------------------------------------------------------------------------------------------------
                                                                                              (a)
Real Estate                                              (a) $83     (a) $121    (a) $161     $260
                                                                                              (b)
                                                         (b) $23     (b) $ 71    (b) $121     $260
-----------------------------------------------------------------------------------------------------
                                                                                              (a)
Putnam Growth                                            (a) $81     (a) $116    (a) $153     $244
                                                                                              (b)
                                                         (b) $21     (b) $ 66    (b) $113     $244
-----------------------------------------------------------------------------------------------------
                                                                                              (a)
Alliance Growth                                          (a) $79     (a) $109    (a) $142     $220
                                                                                              (b)
                                                         (b) $19     (b) $ 59    (b) $102     $220
-----------------------------------------------------------------------------------------------------
                                                                                              (a)
"Dogs" of Wall Street                                    (a) $81     (a) $116    (a) $153     $243
                                                                                              (b)
                                                         (b) $21     (b) $ 66    (b) $113     $243
-----------------------------------------------------------------------------------------------------
                                                                                              (a)
Venture Value                                            (a) $81     (a) $113    (a) $149     $235
                                                                                              (b)
                                                         (b) $21     (b) $ 63    (b) $109     $235
-----------------------------------------------------------------------------------------------------
                                                                                              (a)
Federated Value                                          (a) $81     (a) $116    (a) $153     $244
                                                                                              (b)
                                                         (b) $21     (b) $ 66    (b) $113     $244
-----------------------------------------------------------------------------------------------------
                                                                                              (a)
Growth-Income                                            (a) $79     (a) $108    (a) $140     $217
                                                                                              (b)
                                                         (b) $19     (b) $ 58    (b) $100     $217
-----------------------------------------------------------------------------------------------------
                                                                                              (a)
Equity Index                                             (a) $78     (a) $107    (a) $137     $212
                                                                                              (b)
                                                         (b) $18     (b) $ 57    (b) $ 97     $212
-----------------------------------------------------------------------------------------------------

                       PORTFOLIO                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                                                              (a)
Utility                                                  (a) $82     (a) $118    (a) $157     $251
                                                                                              (b)
                                                         (b) $22     (b) $ 68    (b) $117     $251
-----------------------------------------------------------------------------------------------------
                                                                                              (a)
Equity Income                                            (a) $82     (a) $119    (a) $158     $253
                                                                                              (b)
                                                         (b) $22     (b) $ 69    (b) $118     $253
-----------------------------------------------------------------------------------------------------
                                                                                              (a)
Asset Allocation                                         (a) $79     (a) $110    (a) $143     $223
                                                                                              (b)
                                                         (b) $19     (b) $ 60    (b) $103     $223
-----------------------------------------------------------------------------------------------------
                                                                                              (a)
SunAmerica Balanced                                      (a) $80     (a) $112    (a) $147     $232
                                                                                              (b)
                                                         (b) $20     (b) $ 62    (b) $107     $232
-----------------------------------------------------------------------------------------------------
                                                                                              (a)
Worldwide High Income                                    (a) $84     (a) $124    (a) $166     $270
                                                                                              (b)
                                                         (b) $24     (b) $ 74    (b) $126     $270
-----------------------------------------------------------------------------------------------------
                                                                                              (a)
High-Yield Bond                                          (a) $80     (a) $112    (a) $146     $230
                                                                                              (b)
                                                         (b) $20     (b) $ 62    (b) $106     $230
-----------------------------------------------------------------------------------------------------
                                                                                              (a)
Corporate Bond                                           (a) $81     (a) $114    (a) $150     $238
                                                                                              (b)
                                                         (b) $21     (b) $ 64    (b) $110     $238
-----------------------------------------------------------------------------------------------------
                                                                                              (a)
Global Bond                                              (a) $83     (a) $119    (a) $159     $255
                                                                                              (b)
                                                         (b) $23     (b) $ 69    (b) $119     $255
-----------------------------------------------------------------------------------------------------
                                                                                              (a)
Cash Management                                          (a) $79     (a) $109    (a) $141     $219
                                                                                              (b)
                                                         (b) $19     (b) $ 59    (b) $101     $219
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

  * See Page 4 for an explanation of Schedule A.

 ** See Page 4 for an explanation of Schedule B.

  + We do not currently charge a surrender charge upon annuitization, unless the contract is annuitized under the Income Protector program. We will assess any applicable surrender charges upon annuitizations effected using the Income Protector program as if you had fully surrendered your contract. These examples assume the highest fees and charges possible.

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the maximum expenses you may incur directly and indirectly by investing in the contract.

2. For certain Portfolios, the adviser, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or reimburse certain expenses, if necessary, to keep annual operating expenses at or below the lesser of the maximum allowed by any applicable stated expense limitations or the following percentages of each Portfolio's average net assets: Emerging Markets (1.90%); International Growth and Income (1.60%); Aggressive Growth (.90%); Small Company Value (1.40%); Real Estate (1.25%); "Dogs" of Wall Street (.85%); Federated Value (1.03%); Equity Index (.55%); Utility (1.05%); Equity Income (.95%); SunAmerica Balanced (1.00%). The adviser also may voluntarily waive or reimburse additional amounts to increase a Portfolio's investment return. All waivers and/or reimbursements may be terminated at any time. Furthermore, the adviser may recoup any waivers or reimbursements within two years after such waivers or reimbursements are granted, provided that the Portfolio is able to make such payment and remain in compliance with the foregoing expense limitations.

3. Although premium taxes may apply in certain states, they are not reflected in the Examples. In addition, the examples do not reflect the fees associated with the optional Income Protector Program. SEE INCOME OPTIONS ON PAGE 15.

4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE HISTORICAL ACCUMULATION UNIT VALUES ARE CONTAINED IN APPENDIX C -- CONDENSED
                             FINANCIAL INFORMATION.

----------------------------------------------------------------
----------------------------------------------------------------
                       THE POLARIS PLUS VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

We issue the Polaris Plus variable annuity to certain groups and/or individuals which qualify to purchase Contracts to fund their Tax Sheltered Annuity ("TSA") pursuant to Section 403(b) of the Internal Revenue Code ("IRC") or IRA retirement savings investments pursuant to Section 408(b) of the IRC. For TSA contracts, the contract may be issued to a group contract holder (usually your employer or plan trustee) for the benefit of the Participants in the group (you and other employees in the group).

As a Participant under a group contract you will receive a certificate which explains your rights under the contract. In certain situations an individual contract will be issued directly to you. When we use the term Contract in this prospectus we are referring to either your certificate if a group Participant or an actual contract if an individual contract is issued.

A TSA Polaris Plus participant may choose to convert their 403(b) to an IRA if they separate from service. Generally, all of the same features, charges and benefits will apply to a contract converted to an IRA, as was applicable to a participant's TSA, so long as no conflict arises with the appropriate provisions of the IRC. We will only specifically address IRAs in this Prospectus to the extent that applicable IRC provisions and/or any other state or federal laws, require different treatment.

Generally, an annuity is a contract between you and an insurance company. For Plans governed by ERISA, the Contract may be owned by Plan Sponsor, Trustee or some other employee association. Your retirement plan allows you to invest money on which you have not already paid taxes and your earnings grow tax deferred. In addition, funding that Plan with a variable annuity provides certain benefits. You should decide whether the benefits are right for you. Among other features the contract offers:

     - Investment Options: Various investment options available in one contract, including both variable and fixed-rate investing.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: You receive a stream of income for your lifetime if elected, or another available period you select.

We developed this variable annuity to help you contribute to your retirement savings. Your contributions may come from payroll deductions arranged through your employer for TSAs. Contracts may also be funded by direct transfers or direct rollovers from other retirement savings plans. Existing Polaris Plus 403(b) contracts may be converted to an IRA upon a separation from service. Additionally, those IRA contract holders may make on-going contributions subject to restrictions set forth in the IRC.

This Contract has two stages, the Accumulation Phase and the Income Phase. Your Contract is in the Accumulation Phase when you make payments into the Contract. During the Accumulation Phase, generally you have the advantage of making Purchase Payments before paying taxes on the contributions. In addition, as a function of IRC provisions, taxes on your earnings are deferred until withdrawal. The Income Phase begins when you request that we start making income payments to you out of the money accumulated in your Contract.

The Contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance which vary with market conditions. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your Contract depends on the performance of the Variable Portfolios in which you invest. This Contract currently offers 26 variable investment Portfolios, which may be limited by any applicable Plan.

The Contract also offers several fixed account options for varying time periods (which also may be limited by any applicable Plan). Fixed account options earn interest at a rate set and guaranteed by Anchor National. If you allocate money to the fixed account options, the amount of money that accumulates in the Contract depends on the total interest credited to the particular fixed account option(s) in which you are invested.

For more information on investment options available under this contract SEE INVESTMENT OPTIONS ON PAGE 8.

Anchor National is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. Anchor National is an indirect, wholly owned subsidiary of American International Group, Inc., a Delaware Corporation.
----------------------------------------------------------------
----------------------------------------------------------------
                   PURCHASING A POLARIS PLUS VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

A Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in your contract after purchase is a subsequent Purchase Payment. You make payments into your Contract in two ways:

- salary reduction contributions, arranged through your employer; and/or

- direct transfer or direct rollover from an existing retirement plans.

If you enter into a salary reduction agreement with your employer to make Purchase Payments, there is no minimum initial payment. If you do not establish such a salary reduction agreement, and only contribute through direct transfer or direct rollover, the minimum initial Purchase Payment is $2,000.

You must have prior Company approval before we can accept Purchase Payments greater than $1,000,000. The Company reserves the right to refuse any Purchase Payment or subsequent Purchase Payments, including but not limited to any Purchase Payments which would cause the contract value to exceed $1,000,000 at the time of the Purchase Payment.

In general, we will not issue you a TSA or IRA contract if you are age 70 1/2 or older, unless you certify that the minimum distributions required by the IRC are being made. Upon proof satisfactory to us that minimum distribution requirements are being satisfied or are not yet required, we may issue you a contract prior to your reaching age 80.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. SEE INVESTMENTS OPTIONS ON PAGE 8.

In order to issue your Contract, we must receive your completed enrollment form, Purchase Payment, allocation instructions and any other required paper work at our principal place of business. We allocate your initial Purchase Payment within two days of receiving it. If we do not have the complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your Contract within 5 business days we will:

     - Send your money back to you, or;

     - Ask your permission to keep your money until we get the information necessary to issue the Contract.

ACCUMULATION UNITS

The value of the variable portion of your Contract will go up and down dependent on the investment performance of the Variable Portfolios you choose. To calculate the value of your Contract, we use a measure called an Accumulation Unit.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open, as follows:

     1. We determine the total value of money invested in a particular
        Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

When you make a Purchase Payment, we credit your Contract with Accumulation Units. We determine the number of Accumulation Units credited by dividing the Purchase Payment by the Accumulation Unit value for the specific Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your Contract on Wednesday night with 2252.25 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios in which you are invested and the insurance charges and expenses under your contract affect your Accumulation Unit values. These factors may cause the value of your Contract to go up or down.

FREE LOOK

You may cancel your Contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the Contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund to you the value of your Contract on the day we receive your request. The amount refunded to you may be more or less than the amount you originally invested.

Certain states (and all contracts issued as IRAs) require us to return your Purchase Payments upon a free look request. With respect to those contracts, we reserve the right to put your money in the Cash Management Portfolio or the 1-year fixed account option during the free look period. If you cancel your Contract during the free look period, we return your Purchase Payments or the value of your Contract, whichever is larger. At the end of the free look period, we reallocate your money according to your instructions.
----------------------------------------------------------------
----------------------------------------------------------------
                               INVESTMENT OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

VARIABLE PORTFOLIOS

The Contract currently offers 26 Variable Portfolios, however an applicable Plan may limit the number available under your Contract. These Portfolios invest in shares of the Anchor Series Trust and the SunAmerica Series Trust (the "Trusts"). Additional Portfolios may be available in the future. These Portfolios operate similarly to a mutual fund but are only available through the purchase of certain insurance contracts.

SunAmerica Asset Management Corp., an indirect wholly owned subsidiary of SunAmerica Inc., is the investment adviser to the Trusts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by Anchor National Life Insurance Company, and other affiliated and unaffiliated insurance companies. Neither Anchor National nor the Trusts believe that offering shares of the Trusts in this manner is disadvantageous to you. The fund's management monitors the Trusts for any conflicts between contract owners. Other funds may be available through the Trusts which are not available for investment under your Contract.

The Portfolios along with their respective subadvisers are listed below:

     ANCHOR SERIES TRUST

Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust Portfolios. The 3 available Portfolios are:

  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

       - Capital Appreciation Portfolio
       - Growth Portfolio
       - Government and Quality Bond Portfolio

     SUNAMERICA SERIES TRUST

Various subadvisers provide investment advice for the SunAmerica Series Trust Portfolios. The 23 available Portfolios and the subadvisers are:

  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.

       - Global Equities Portfolio
       - Alliance Growth Portfolio
       - Growth-Income Portfolio

  MANAGED BY DAVIS SELECTED ADVISERS, L.P.

       - Venture Value Portfolio
       - Real Estate Portfolio

  MANAGED BY FEDERATED INVESTORS

       - Federated Value Portfolio
       - Utility Portfolio
       - Corporate Bond Portfolio

  MANAGED BY FIRST AMERICAN ASSET MANAGEMENT

       - Equity Income Portfolio
       - Equity Index Portfolio
       - Small Company Value Portfolio

  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT/GOLDMAN
  SACHS ASSET MANAGEMENT INTERNATIONAL

       - Asset Allocation Portfolio
       - Global Bond Portfolio

  MANAGED BY MORGAN STANLEY ASSET MANAGEMENT

       - International Diversified Equities Portfolio
       - Worldwide High Income Portfolio

  MANAGED BY PUTNAM INVESTMENT MANAGEMENT

       - Putnam Growth Portfolio
       - International Growth and Income Portfolio
       - Emerging Markets Portfolio

  MANAGED BY SUNAMERICA ASSET MANAGEMENT, INC.

       - Aggressive Growth Portfolio
       - "Dogs" of Wall Street Portfolio
       - SunAmerica Balanced Portfolio
       - High-Yield Bond Portfolio
       - Cash Management Portfolio

YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING EACH PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

If applicable, your Plan may limit the Variable Portfolios available under your Contract.

FIXED ACCOUNT OPTIONS

The Contract offers fixed account options; the 1, 3 and 5 year fixed market value adjustment ("MVA") accounts (the 3 and 5 year fixed account options are not available in Washington or Oregon). In addition we have two Dollar Cost Averaging ("DCA") fixed accounts available under the contract.

The 1, 3 and 5 year MVA fixed account options and the 6 month and 1-year DCA fixed accounts are not registered under the Securities Act of 1933 and are not subject to other provisions of the Investment Company Act of 1940. If applicable, your Plan may limit the fixed account options available under your Contract.

The 1, 3 and 5 year MVA fixed accounts pay interest at rates set and guaranteed by Anchor National. Interest rates may differ from time to time and are set at Anchor National's sole discretion. We will never credit less than a 3% annual effective rate to any of the fixed investment options.

Each guarantee period may offer a different interest rate. Once established the rates for specified payments do not change during the guarantee period. The guarantee period is that period for which we credit the applicable rate (one, three or five years).

There are three scenarios in which you may put money into the MVA fixed account options. In each scenario your money may be credited a different rate of interest as follows:

       - Initial Rate: Rate credited to new purchase payments allocated to the fixed account when you purchase your contract.

       - Current Rate: Rate credited to subsequent purchase payments allocated to the fixed account.

       - Renewal Rate: Rate credited to money transferred to a fixed account from another fixed account or from one of the Variable Portfolios.

Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the end of the calendar year in which the guarantee period expires.

At the end of the calendar year during which a guarantee period ends, you may leave your money in the same fixed account option. You may also reallocate your money to another fixed account option or to the Variable Portfolios. If you want to reallocate your money to a different fixed or variable investment option, you must contact us within 30 days after the end of the current interest guarantee period and instruct us how to reallocate the money. We do not contact you. If we do not hear from you, your money will remain in the same fixed account option, where it will earn interest at the renewal rate then in effect for the fixed account option.

The DCA fixed accounts also credit a fixed rate of interest for a predetermined amount of time. The interest rate in the 1-year or 6-month DCA fixed account is credited for one year or 6 months while your investment is systematically transferred to the Variable Portfolios. The rates applicable to the DCA fixed accounts may differ from each other and/or the other fixed account options. See DOLLAR COST AVERAGING (below) for more information.

MARKET VALUE ADJUSTMENT ("MVA")

If you take money out of the 1, 3, or 5 year MVA fixed investment options before the end of the interest crediting period, we may make an adjustment to your Contract. We call this a market value adjustment or "MVA". This market value adjustment reflects any difference in the interest rates between the time you originally place your money in the fixed investment option and the time when you withdraw or transfer that money. This adjustment can increase or decrease your Contract value. However, the market value adjustment will never result in your earning less than 3% in any particular guarantee period.

We calculate the market value adjustment by comparing the current interest rates being offered by us for subsequent Purchase Payments made to the same fixed account option and the interest rate earned in your current fixed investment option.

Generally, if interest rates drop more than one half of a percent between the time you put your money into the fixed investment options and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract.

Where the market value adjustment is negative, we first deduct the adjustment from any money remaining in the fixed investment option. If there is not enough money in the fixed investment option to meet the negative deduction, we deduct the remainder from your withdrawal. Where the market value adjustment is positive, we add the adjustment to your withdrawal from the fixed investment option.

Please see Appendix B for more information on how we calculate the Market Value Adjustment.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or the fixed account options. Funds already in your Contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100 and at least $100 (or $0) must remain in any Portfolio after a transfer.
We do not currently limit the number of transfers you can make. We reserve the right to limit the number of transfers in the future to 15 for all existing and new owners. If we do impose such a limit you may be charged $25 for each transfer in excess of that limit. We will provide notice of any limitation. If a limit is ever imposed, transfers resulting from your participation in the DCA program count against your allotted number of free transfers. However, transfers resulting from your participation in the Automatic Asset Rebalancing program would not count against your allotted number.

You may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone (unless you have indicated on your enrollment form that you do not wish to make telephone transfer requests). Internet account access and/or transactions may be available by visiting our website at www.sunamerica.com and completing the registration process.

When receiving instructions over the telephone or the internet/website, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

We can also limit the number of transfers in any contract year or refuse any transfer request for you or others invested in the contract if we believe that excessive trading or a specific transfer request or a group of transfer requests may have a detrimental effect on unit values or the share prices of the underlying Portfolios.

Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to our rules. We reserve the right to suspend or cancel such acceptance at any time and will notify you accordingly. Additionally, we may restrict the investment options available for transfers during any period in which such third party acts for you. We notify such third party beforehand regarding any restrictions. However, we will not enforce these restrictions if we are satisfied that:

     - such third party has been appointed by a court of competent jurisdiction to act on your behalf; or

     - such third party is a trustee/fiduciary for you or appointed by you to act on your behalf for all your financial affairs.

We may provide administrative or other support services to independent third parties you authorize to make transfers on your behalf. We do not currently charge you extra for providing these support services. This includes, but is not limited to, transfers between investment options in accordance with market timing strategies. Such independent third parties may or may not be appointed with us for the sale of annuities. However, WE DO NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE. WE TAKE NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATION AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR FOR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS ON PAGE 15.

We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

DOLLAR COST AVERAGING ("DCA")

The Dollar Cost Averaging program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of investment option value from one Variable Portfolio or the 1-year fixed account option (source accounts) to any other Variable Portfolio(s) or the non-DCA fixed account options (target accounts). Transfers may be monthly or quarterly. You may change the frequency at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100, regardless of the source account.

We also offer a 6-month and a 1-year DCA fixed account exclusively to facilitate DCA of your direct transfer and/or direct rollover Purchase Payments. If you allocate a Purchase Payment into a DCA fixed account, we transfer all your money allocated to that account into the Variable Portfolios or the non-DCA fixed accounts over the selected 6-month or 1-year period. You cannot change the option or the frequency of transfers once selected, if you are using these DCA accounts.

Any single allocation of funds placed into the 6-month DCA fixed account must be $600.00 or larger. We transfer all of your money out of the 6-month DCA fixed account to the Variable Portfolio(s) you select by the end of the six month period. Transfers out of the 6-month DCA fixed account must occur monthly

Transfers out of the 1-year DCA fixed account must be made quarterly or monthly. If you select monthly transfers the minimum amount you must place in the account is $1,200. If you select quarterly transfers the minimum amount you must place in the account is $400. The amount of each transfer from the 1-year DCA fixed account equals the total amount of money allocated to the account divided by the frequency of transfers selected.

You may terminate your DCA program at any time. If money remains in the DCA fixed accounts, we transfer the remaining money to the 1-year fixed account option, unless we receive different instructions from you.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you participate in the DCA Program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

-------------------------------------------
                ACCUMULATION      UNITS
   QUARTER          UNIT        PURCHASED
-------------------------------------------
      1            $ 7.50          100
      2            $ 5.00          150
      3            $10.00          75
      4            $ 7.50          100
      5            $ 5.00          150
      6            $ 7.50          100
-------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING

Earnings in your Contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing program addresses this situation. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. You request quarterly, semi-annual or annual rebalancing.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

VOTING RIGHTS

Anchor National is the legal owner of the Trusts' shares. However, when a Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

If Portfolios become unavailable for investment, we may be required to substitute shares of another Portfolio. We will seek prior approval of the SEC and give you notice before substituting shares.

----------------------------------------------------------------
----------------------------------------------------------------
                              ACCESS TO YOUR MONEY
----------------------------------------------------------------
----------------------------------------------------------------

You can access money in your Contract in three ways:

     - by receiving income payments during the Income Phase, SEE INCOME OPTIONS ON PAGE 15; or

     - by taking a loan in accordance with the provisions of your Plan and/or this Contract (TSA only); or

     - subject to the restrictions described below, by making a partial or total withdrawal.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

We may deduct a withdrawal charge applicable to any total or partial withdrawal, and a market value adjustment if a total or partial withdrawal comes from the 1, 3 or 5 year MVA fixed accounts unless the withdrawal qualifies for withdrawal charge exception. SEE INVESTMENT OPTIONS ON PAGE 8 AND EXPENSES ON PAGE 13.

We may establish certain minimum withdrawal amounts or require that a minimum amount remain in a Portfolio upon withdrawal. Please consult the Annuity Service Center for additional information. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and each fixed account option in which you are invested.

WITHDRAWAL RESTRICTIONS

Withdrawals under Section 403(b) Contracts are subject to the limitations under
Section 403(b)(11) of the IRC and any applicable Plan document. Section 403(b) provides that salary reduction contributions deposited and earnings credited on any salary reduction contributions after December 31, 1988 may only be withdrawn upon (1) death; (2) disability; (3) reaching age 59 1/2; (4) separation from service; or (5) occurrence of a hardship. Amounts accumulated in one Section 403(b)(1) Contract may be transferred to another Section 403(b)(1) Contract or
Section 403(b)(7) custodial account without a penalty under the IRC. Amounts accumulated in a Section 403(b)(7) custodial account and deposited in a contract will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction contributions. For more information on these provisions. SEE TAXES ON PAGE 19.

If your Plan is subject to Title I of ERISA, your withdrawal request must be authorized by the Contractholder on your behalf. All withdrawal requests will require the Contractholder's written authorization and written documentation specifying the portion of your Contract value which is available for distribution to you.

If your Plan is not subject to Title I of ERISA and you own a TSA, you must certify to Anchor National that, one of the events listed in the IRC has occurred (and provide supporting information, if requested) and that Anchor National may rely on such representation in granting such a withdrawal request. The above does not apply to transfers to other Qualified investment alternatives. SEE TAXES ON PAGE 18. You should consult your tax adviser as well as review the provisions of any applicable Plan before requesting a withdrawal.

In addition to the restrictions noted above, a Plan may contain additional withdrawal or transfer restrictions.

Early withdrawals from a TSA or IRA, as defined under Section 72(q) and 72(t) of the IRC, may be subject to 10% penalty tax.

SYSTEMATIC WITHDRAWAL PROGRAM

If you elect and the terms of any applicable Plan and/or the IRC allow, then we use money in your contract to pay you monthly, quarterly, semiannual or annual payments during the Accumulation Phase. Electronic transfer of these funds to your bank account is also available. However, any such payments you elect to receive are subject to all applicable withdrawal charges, market value adjustments, income taxes, tax penalties and other withdrawal restrictions affecting your Contract. The minimum amount of each withdrawal is $50.

There must be a least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS tax penalty may apply if you are under age 59 1/2 at the time of withdrawal. There is no additional charge for participating in this program.

The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

WITHDRAWAL CHARGES, MARKET VALUE ADJUSTMENTS, INCOME TAXES, TAX PENALTIES AND CERTAIN WITHDRAWAL RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE, INCLUDING SYSTEMATIC WITHDRAWALS.

LOANS

If you own a TSA and, if applicable, your Plan permits, you may take a loan from your Contract during the Accumulation Period. You may apply for a loan under the contract by completing a loan application available from Anchor National. Loans are secured by a portion of your Contract value. Under certain Contracts, we may charge a one-time fee of up to $75 to set up a loan. More information about loans, including interest rates, restrictions, terms of repayment and applicable fees and charges is available in the Certificate, Endorsement and the Loan Agreement as well as from Anchor National's Annuity Service Center.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.

----------------------------------------------------------------
----------------------------------------------------------------
                                 DEATH BENEFIT
----------------------------------------------------------------
----------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. The death benefit (unless limited by your Plan) equals the greater of:

     1. Total Purchase Payments minus total withdrawals (and any fees and charges applicable to those withdrawals) at the time we receive satisfactory proof of death, or;

     2. Contract Value at the time we receive satisfactory proof of death.

We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments (or a portion thereof) in accordance with the income option you selected. SEE INCOME OPTIONS ON PAGE 15.

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. Plans subject to Title 1 of ERISA may impose additional restrictions on beneficiary designation which are discussed in the Beneficiary Designation Form.

We pay the death benefit when we receive satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

We may require additional proof before we pay the death benefit.

The death benefit payment must begin immediately upon receipt of all necessary documents. In any event, the death benefit must be paid by December 31 of the calendar year containing the fifth anniversary of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin on or before December 31 of the calendar year immediately following the year of your death.

If the Beneficiary is the Participant's surviving spouse, the surviving spouse may elect to receive the entire death benefit in equal or substantially equal payments over their life or over a period not longer than their life expectancy, commencing at any date prior to the later of:

      (i) December 31 of the calendar year immediately following the calendar year in which the Participant died, and

     (ii) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

----------------------------------------------------------------
----------------------------------------------------------------
                                    EXPENSES
----------------------------------------------------------------
----------------------------------------------------------------

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the insurance and withdrawal fees and charges under your contract. However, investment charges may increase or decrease. Some states may require that we charge less than the amounts described below.

INSURANCE CHARGES

Insurance charges may vary by Plan or group contract. Currently, the insurance charge on this contract ranges from .55% to a maximum of 1.25% annually of the average daily value of your contract allocated to the Variable Portfolios. The insurance charges applicable to your contract can be obtained by contacting your Plan Sponsor, Employer or financial advisor or consulting your Contract Data page. We deduct this charge daily. There is no insurance charge deducted against amounts allocated to the fixed account options.

The insurance charge compensates us for the mortality and expense risks and the costs of contract distribution assumed by Anchor National.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference.

WITHDRAWAL CHARGES

A withdrawal charge may apply against each Purchase Payment you put into the contract if you seek withdrawal of that payment prior to the end of a specified period.

The withdrawal charge amount may vary by Plan. If applicable, the withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage may decline over time for each Purchase Payment in the contract. The applicable withdrawal charge schedule will appear on your Contract Data Page.

Currently, the withdrawal charges range from 0% to the maximum withdrawal charge, as noted:

SEPARATED FROM SERVICE AT CONTRACT ISSUE
(SCHEDULE A)

----------------------------------------------------------------
               Year                  1    2    3    4    5    6
----------------------------------------------------------------
        WITHDRAWAL CHARGE           6%   6%   5%   5%   4%   0%
----------------------------------------------------------------

EMPLOYED AT CONTRACT ISSUE
(SCHEDULE B)

----------------------------------------------------------------
            Year                1    2    3    4    5    6    7
----------------------------------------------------------------
      WITHDRAWAL CHARGE        6%   6%   5%   5%   4%   4%   0%
----------------------------------------------------------------

You may obtain information as to the withdrawal charge applicable to your contract by contacting your Plan Sponsor, Employer, financial adviser or by consulting your Contract Data page.

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, we deduct any applicable withdrawal charge from the amount withdrawn.

We calculate charges due on a total withdrawal as of the day after we receive your request and your contract. We return your contract value less any applicable fees and charges. You will not receive the benefit of any available and prior free withdrawal amounts (applicable only to those subject to withdrawal charge Schedule A) if you make a complete withdrawal of your contract.

Both the insurance charges and the withdrawal charges may vary by Plan and/or group contract based on certain objective factors. SEE REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS CREDITED.

EXCEPTIONS TO WITHDRAWAL CHARGE

If a withdrawal charge applies to your contract a withdrawal charge is not applicable to withdrawals requested in the following situations:

     - Annuitization (except if under the Income Protector Program) SEE INCOME OPTIONS ON PAGE 15;
     - Death Benefits, SEE DEATH BENEFIT ON PAGE 13;
     - After your 10th contract anniversary;
     - If you are subject to withdrawal charge Schedule A, 15% of your Purchase Payments each contract year;
     - Disability occurring after contract issue;
     - Hardship occurring after contract issue;
     - After separation from service occurring after contract issue.
     - loans in accordance with the requirements of ERISA and/or the IRC, the Plan and the Contract; and
     - to avoid Federal Income Tax penalties or satisfy income tax rules applicable to the Contract from which the withdrawal is made.

Additionally, upon conversion to an IRA from an existing Polaris Plus 403(b) contract, IRA contract holders will receive credit for time served in their prior Polaris Plus TSA variable annuity investment. This means we will carry over the 403(b) Purchase Payment history with respect to any potential withdrawal charges under the IRA.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES ON PAGE 19.

INVESTMENT CHARGES

Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Portfolios. THE FEE TABLES LOCATED ON PAGE 4 illustrate these charges and expenses. For more detailed information on these investment charges, refer to the prospectuses for the Trusts, enclosed or attached.

TRANSFER FEE

We currently permit an unlimited number of transfers between investment options, every year. We reserve the right to limit the number of transfers to 15 per year, in the future, for both new and existing contract holders. If we do impose such a limit you will be charged $25 for each transfer over that limit. SEE INVESTMENT OPTIONS ON PAGE 8.

PREMIUM TAX

Certain states charge the Company a tax on the premiums you pay into the contract. Currently we deduct the charge for premium taxes when you make a full withdrawal or annuitize the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

APPENDIX A provides more information about premium taxes.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

Anchor National may make a similar determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

----------------------------------------------------------------
----------------------------------------------------------------
                                 INCOME OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

ANNUITY DATE

During the Income Phase, the money in your contract is used to make regular income payments to you. You may switch to the Income Phase any time. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under option 5, once you begin receiving income payments, you cannot otherwise access your money through withdrawal or surrender.

Generally, for Qualified contracts, the Annuity Date may be any day after you reach age 59 1/2 but not later than your 75th birthday. However, you may be required to begin taking minimum distributions by April 1 following the later of, the year in which you turn age 70 1/2 or the calendar year in which you retire. SEE TAXES ON PAGE 18.

As to TSAs and IRAs, an income payment is generally considered a withdrawal. Therefore, IRC withdrawal restrictions may limit the time at which income payments may begin. SEE ACCESS TO YOUR MONEY ON PAGE 12.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

INCOME OPTIONS

Currently, this contract offers 5 income options. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with option 4 for a period of 10 years. For income payments selected for joint lives, we pay according to option 3.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. Under a TSA you, as the Participant, are always the Annuitant. Under an IRA You as the Owner must always be the Annuitant. UNDER CERTAIN QUALIFIED CONTRACTS THE INCOME OPTION YOU SELECT MAY NOT EXCEED YOUR LIFE EXPECTANCY.

     OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH
     10 OR 20 YEARS GUARANTEED

This option is similar to option 2 above, with an additional guarantee of income payments for at least 10 or 20 years. If the Annuitant and the Survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE ANNUITY WITH 10, 15 OR 20 YEARS GUARANTEED

This option is similar to option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10, 15 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. Since annuity option 5, Income for a Specified Period, does not contain an element of mortality risk, the payee is not getting the benefit of this Charge. There shall be no right to terminate the Contract during the Income Phase if the option elected contains an element of mortality risk.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable. Anchor National guarantees any amount of each payment which is invested in a fixed account during the income phase. If the income payments are variable the amount is not guaranteed.

INCOME PAYMENTS

Your income payments will vary if you are invested in the Variable Portfolios after the Annuity Date depending on four things:

     - for life options, your age when payments begin, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 3.5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of the payments, state law allowing.

TRANSFERS DURING THE INCOME PHASE

If you are invested in the Variable Portfolios during the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

Please read the Statement of Additional Information ("SAI") for a more detailed discussion of the income options.

THE INCOME PROTECTOR

If elected, this feature provides a future "safety net" in the event that, when you choose to begin receiving income payments, your contract has not performed within a historically anticipated range. The Income Protector program offers you the ability to receive a guaranteed fixed minimum retirement income upon annuitization. With the Income Protector you can know the level of minimum income that will be available to you if, when you chose to begin the income phase of your contract, down markets have negatively impacted your contract value. We reserve the right to modify, suspend or terminate the Income Protector program at any time.

The Income Protector provides two levels of minimum retirement income. The two available options are the Income Protector Plus and Max. If you enroll in the Income Protector program, we charge a fee based on the level of protection you select. The amount of the fee and how to enroll are described below. In order to utilize the benefit of the program you must follow the provisions discussed below.

Certain IRC restrictions on income options available to Qualified retirement investors may have an impact on your ability to benefit from this feature. Qualified investors should read NOTE TO QUALIFIED CONTRACT HOLDERS, below.

     HOW WE DETERMINE THE AMOUNT OF YOUR MINIMUM
     GUARANTEED INCOME

We base the amount of minimum income available to you if you take income payments using the Income Protector upon a calculation we call the Income Benefit Base. At the time your enrollment in the Income Protector program becomes effective, your Income Benefit Base is equal to your contract value. Your participation becomes effective on either the date of issue of the contract (if elected at the time of application) or on the contract anniversary following your enrollment in the program.

The Income Benefit Base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.

Your Income Benefit Base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The exact Income Benefit Base calculation is equal to (a) plus (b) minus (c) where:

     (a) is,

          - for the first year of calculation, your contract value on the date your participation in the program became effective, or;

          - for each subsequent year of calculation, the Income Benefit Base on the prior contract anniversary, and;

     (b) is the sum of all Purchase Payments made into the contract since the last contract anniversary, and;

     (c) is all withdrawals and applicable fees and charges since the last contract anniversary (excluding any positive MVA), in an amount proportionate to the amount by which such withdrawals decreased your contract value.

The Income Benefit Base accumulates at one of the following annual growth rates from the date your enrollment becomes effective through your election to begin receiving income under the program:

----------------------------------------------------
               Options                 Growth Rate*
----------------------------------------------------
      The Income Protector Plus         3.25%
----------------------------------------------------
      The Income Protector Max          5.25%
----------------------------------------------------

* If you elect the Plus or Max feature on a subsequent anniversary, the Growth Rates may be different.

The growth rates for the Plus or Max features cease on the contract anniversary following the Annuitant's 90th birthday.

     ENROLLING IN THE PROGRAM

If you decide that you want the protection offered by the Income Protector program, you must elect the option of your choice by completing the Income Protector Election Form available through our Annuity Service Center. You may only elect one of the options, you can not change your election once made, and you can not terminate your enrollment. In order to obtain the benefit of the Income Protector program you may not begin the income phase for at least seven years following your enrollment.

     STEP-UP OF YOUR INCOME BENEFIT BASE

You may also have the opportunity to "Step-Up" your Income Benefit Base. The Step-Up feature allows you to increase your Income Benefit Base to the amount of your contract value on your contract anniversary. You can only elect to Step-Up within the 30 days before the next contract anniversary. The seven year waiting period required prior to electing income payments through the Income Protector is restarted if you step-up your Income Benefit Base.

You must complete the appropriate portion of the Income Protector Election Form to effect a Step-Up.

     ELECTING TO RECEIVE INCOME PAYMENTS

You may elect to begin the Income Phase of your contract using the Income Protector Program ONLY within the 30 days after the seventh or later contract anniversary following the later of,

     - the effective date of your enrollment in the Income Protector program, or

     - the contract anniversary of your most recent Step-Up.

The contract anniversary prior to your election to begin receiving income payments is your Income Benefit Date. This is the date as of which we calculate your Income Benefit Base to use in determining your guaranteed minimum fixed retirement income. To arrive at the minimum guaranteed fixed retirement income available to you, we apply the annuity rates stated in your Income Protector Endorsement for the income option you select to your final Income Benefit Base. You then choose if you would like to receive that income annually, quarterly or monthly for the time guaranteed under your selected annuity option. Your final Income Benefit Base is equal to (a) minus (b) where:

     (a) is your Income Benefit Base as your Income Benefit Date, and;

     (b) is any partial withdrawals of contract value and any charges applicable to those withdrawals (excluding any positive MVA) and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract as the Income Benefit Date, and any applicable premium taxes.

The income options available when using the Income Protector program to receive your retirement income are:

     - Life Annuity with 10 Year Period Certain, or

     - Joint and 100% Survivor Annuity with 20 Year Period Certain

At the time you elect to begin the income phase, we will calculate your annual income using both your final Income Benefit Base and your contract value. We will use the same income option for each calculation, however, the annuity factors used to calculate your income under the Income Protector will be different. You will receive whichever provides a greater stream of income. If you take Income Payments using the Income Protector your payments will be fixed in amount. You are not required to use the Income Protector to receive your Income Payments. The general provisions of your contract provide other income options. However, we will not refund fees paid for the Income

Protector if you begin taking Income Payments under the general provisions of your contract. YOU MAY NEVER NEED TO RELY UPON THE INCOME PROTECTOR, IF YOUR CONTRACT PERFORMS WITHIN A HISTORICALLY ANTICIPATED RANGE. HOWEVER, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     IMPORTANT NOTE

Qualified contracts generally require that you select an income option which does not exceed your life expectancy. That restriction may limit the benefit of the Income Protector program. To utilize the Income Protector you must take income payments under one of two income options. If those income options exceed your life expectancy you may be prohibited from receiving your guaranteed fixed income under the program. If you own a Qualified contract to which this restriction applies and you elect the Income Protector program, you may pay for this minimum guarantee and not be able to realize the benefit.

Generally, for qualified contracts:

     - for the Life Annuity with 10 Year Period Certain, you must annuitize before age 79, and

     - for the Joint and 100% Survivor Annuity with 20 Year Period Certain, both Annuitants must be 70 or younger or one of the annuitants must be 65 or younger upon annuitization. Other age combinations may be available.

You should consult your tax advisor for information concerning your particular circumstances.

     FEES ASSOCIATED WITH THE INCOME PROTECTOR

We charge a fee for the Income Protector program, as follows:

-------------------------------------------------------
                                        Fee As a % of
                                        Your Income
                Options                 Benefit Base
-------------------------------------------------------
         Income Protector Plus            .15%
-------------------------------------------------------
         Income Protector Max             .30%
-------------------------------------------------------

Since the Income Benefit Base is only a calculation and does not provide a contract value, we deduct the fee from your actual contract value beginning on the contract anniversary on which your enrollment in the program becomes effective.

If you elect to participate in the Income Protector program at contract issue, we begin deducting the annual fee for the Plus or Max option when your participation becomes effective. If you elect to participate in the Income Protector program at some time after contract issue, we begin deducting the annual fee on the contract anniversary of or following election. We will deduct this charge from your contract value on every contract anniversary up to and including your Income Benefit Date. Additionally, we deduct the entire annual fee from any full surrender of your contract requested prior to your contract anniversary.

After a Step-Up, the fee for the Income Protector Max or Plus will be based on your Stepped-Up Income Benefit Base, and will be deducted from your contract value beginning on the effective date of the step-up.

         HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR

This table assumes a $100,000 initial investment in a qualified contract with no further premiums, no withdrawals, no step-ups, no premium taxes, current growth rates; and the election of optional Income Protector alternatives at contract issue.

--------------------------------------------------------------------------------------------------------------
                                                                                                    INCOME
       IF AT ISSUE    ANNUAL INCOME IF YOU ANNUITIZE ON THE FOLLOWING CONTRACT ANNIVERSARIES:     PROTECTOR
         YOU ARE         1 - 6            7             10             15             20            LEVEL
--------------------------------------------------------------------------------------------------------------
     Unisex               N/A           5,494          6,378          8,279         10,920       TIP Plus
     Age 45*              N/A           6,284          7,727         11,039         16,027       TIP Max
--------------------------------------------------------------------------------------------------------------
     Male, Age 45         N/A           4,879          5,601          7,115          9,168       TIP Plus
     Female Age 45**      N/A           5,580          6,786          9,488         13,456       TIP Max
--------------------------------------------------------------------------------------------------------------

 * Life Annuity with 10 year Period Certain
** Joint and 100% Survivor Annuity with 20 Year Period Certain

The Income Protector may not be available in your state. Please consult your financial adviser for information regarding availability of this program in your state.

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                                     TAXES
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----------------------------------------------------------------

NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE WE CAN NOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE.

ANNUITY CONTRACTS IN GENERAL

If you purchase your Contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of Qualified plans are: IRAs, TSAs, H.R. 10 Plans (referred to as Keogh Plans) as well as pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your Contract.

The IRC provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-qualified.

TAX TREATMENT OF DISTRIBUTIONS -
QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. Any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) to the extent such withdrawals do not exceed limitations set by the IRC for amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC); (7) to fund certain first-time home purchase expenses; and, except in the case of an IRA; (8) when you separate from service after attaining age 55; and (9) when paid to an alternate payee pursuant to a qualified domestic relations order.

TSA PLANS

Section 403(b) of the IRC permits the purchase of TSA by public schools and certain charitable, educational and scientific organizations described in
Section 501(c)(3) of the IRC. A qualifying Employer may make contributions to the Contract for the benefit of an employee who is a Participant, and/or the Participant may enter into a salary reduction agreement with the Participant's Employer authorizing the Employer to contribute a percentage of the Participant's salary to the Section 403(b) contract. All contributions made to a
Section 403(b) contract are subject to the limitations described in IRC Sections 402(g) regarding elective deferral amounts, 403(b)(2) regarding the maximum exclusion allowance, and 415(a)(2) and 415(c) regarding the limitations on annual additions. Most contributions to a 403(b) contract are not includible in the Participant's gross income until the Participant receives distributions from the Contract.

A Participant who makes a withdrawal from a Section 403(b) contract must declare that amount in current income, therefore it is taxed at ordinary income tax rates. In addition, Section 403(b)(11) of the IRC requires that salary reduction contributions made, and/or earnings credited on any salary reduction contributions after December 31, 1988, may not be withdrawn from the Participant's Section 403(b) contract prior to an "eligible event", such as the Participant having (1) attained age 59 1/2, (2) separated from service, (3) become disabled (as defined by the IRC), (4) died or (5) incurred a hardship (as defined by the IRC). Hardship withdrawals may not include any earnings credited after December 31, 1988 attributable to salary reduction contributions. The Internal Revenue Service has decided in Revenue Ruling 90-24 that amounts may be transferred between Section 403(b) investment vehicles as long as the transferred funds retain withdrawal restrictions at least as restrictive as that of the transferring investment vehicle. Such transferred amounts are considered withdrawals under the Contract and will be subject to withdrawal charges, if applicable. (SEE EXPENSES ON PAGE 14 for more complete information).

Section 403(b)(8) of the IRC permits tax-free rollovers from Section 403(b) contracts to IRAs or other Section 403(b) contracts under certain circumstances. Qualified distributions eligible for rollover treatment may be subject to a 20% federal tax withholding depending on whether or not the distribution is paid directly to an eligible retirement plan.

The IRC sets forth additional restrictions governing Section 403(b) contracts on such items as transferability, distributions, nondiscrimination and withdrawals.

INDIVIDUAL RETIREMENT ANNUITIES

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the IRC, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Under certain circumstances, the IRC may impose a 10% penalty tax on the taxable portion of any distribution form a 408(b) arrangement.

The 10% penalty tax applies to the taxable portion of a distribution unless one or more of the following have occurred: (1) You have attained age 59 1/2; (2) You have become totally and permanently disabled (as defined by the IRC); (3) You have died; (4) The distribution is rolled over in accordance with the IRC;
(5) The distribution is made in substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your beneficiary; (6) The distribution equals unreimbursed medical expenses that qualify for a deduction as specified in the IRC; (7) The distribution is used to pay for health insurance premiums for certain unemployed individuals; (8) The amount withdrawn is for a first-time home purchase; or (9) The amount withdrawn is for higher education expenses

Competent tax advice should be obtained as to the tax treatment and suitability of purchasing a Contract or converting an existing contract to an IRA.

MINIMUM DISTRIBUTIONS

If your Contract is issued under a Section 403(b) or other Qualified Plan, generally the IRS requires that you begin taking annual minimum distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which the Participant attains age 70 1/2 or
(2) the calendar year in which the Participant retires. Failure to satisfy the minimum distribution requirements may result in a federal tax penalty. You should consult your tax adviser for more information.

DIVERSIFICATION

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that each underlying Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Anchor National, would be considered the owner of the shares of the Portfolios. It is unknown to what extent owners are permitted to select investments, to make transfers among Portfolios or the number and type of Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as an owner of the underlying variable investment Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

----------------------------------------------------------------
----------------------------------------------------------------
                                  PERFORMANCE
----------------------------------------------------------------
----------------------------------------------------------------

We may advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios may advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Portfolios. These performance numbers do not indicate future results.

From time to time, we may advertise performance for periods prior to the date the contracts were first issued, we derive the figures from the performance of the corresponding Portfolios for the Trusts, if available. These Trusts have been in existence for some time. We do this to demonstrate how the historical investment experience of the funds affects accumulation unit values. We modify these numbers to reflect charges and expenses as if the contract was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Portfolio. Consult the SAI for more detailed information regarding the calculation of performance data.

The performance of each Portfolio may also be measured against unmanaged market indices. The indices we use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

Anchor National may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.

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                               OTHER INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

Anchor National is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, Anchor National redomesticated under the laws of the state of Arizona.

Anchor National and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, SunAmerica National Life Insurance Company, SunAmerica Asset Management Company, Resources Trust Company, and six broker-dealers, specialize in retirement savings and investment products and services. Business focuses include; fixed and variable annuities, mutual funds, premium finance, broker-dealer services and trust administration services.

THE SEPARATE ACCOUNT
Anchor National established a separate account, Variable Annuity Account Seven ("Separate Account"), under Arizona law on August 28, 1998. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Anchor National owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by Anchor National. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Anchor National.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into Anchor National's general account. The general account consists of all of Anchor National's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any Anchor National contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 5% of your Purchase Payments. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell, or are expected to sell the contract or other contracts offered by us. Promotional incentives may change at any time.

SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services is an affiliate of Anchor National, is registered as a broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of this contract.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-877-999-9205, if you have any comment, question or service request.

CONFIRMATIONS AND QUARTERLY STATEMENTS: During the accumulation phase you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately.

During the accumulation and income phases, you will receive a statement of your transactions over the past quarter and a summary of your account values. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

YEAR 2000

We initiated our strategy to deal with the year 2000 challenge in 1997. At that time, many of the computer systems and applications upon which we relied in our daily operations were not year 2000 compliant. This means that because they historically used only two digits to identify the year in a date, they were unable to distinguish dates the "2000s" from dates in the "1900s". We have incurred approximately $9.9 million of programming costs to make necessary repairs of certain non-compliant systems. Additionally, SunAmerica Inc., our parent company, has made capital expenditures of approximately $9.2 million on the Company's behalf to replace certain other non-compliant systems, which will be amortized and allocated to Anchor National over future periods. We do not expect to incur significant additional costs because the repair or replacement of substantially all systems was completed as of September 30, 1999. Further, testing of both the repaired and replaced systems was substantially completed as of September 30, 1999. Nevertheless, we will continue to test all of our computer systems and applications throughout 1999 to ensure continued compliance.

In addition, we distributed a year 2000 questionnaire to the third parties with which we interact significantly. These include suppliers, distributors, facilitators, fund managers, lessors and financial institutions. The questionnaire is designed to enable us to evaluate these third parties' year 2000 compliance plans and state of readiness and to determine the extent to which our systems and applications may be affected by the failure of others to remedy their own year 2000 issues. To date, however, we have received only inconclusive feedback from these parties and have not independently confirmed any information received from them. Therefore, we cannot assure that these parties will complete their year 2000 conversions in a timely fashion or will not suffer a year 2000 business disruption that may adversely affect our financial condition and results of operations.

Although our efforts to remedy the year 2000 issues are expected to be complete prior to any potential disruption to our business, we are developing several contingency plans to implement in the event that the transition to the year 2000 becomes difficult.

The above discussion contains forward-looking statements. These statements are based on our current estimates, assumptions and opinions, and are subject to various uncertainties that could cause the results to differ materially from our expectations. These uncertainties include, among others, costs to be incurred, our success in identifying systems and applications that are not year 2000 compliant, the nature and amount of programming required to upgrade or replace each of the affected systems and applications, the availability of qualified personnel, consultants and other resources, and the success of the year 2000 conversion efforts of significant third parties.

LEGAL PROCEEDINGS

There are no pending legal proceeding affecting the Separate Account. Anchor National and its subsidiaries engage in various kinds of routine litigation. In management's opinion, these matters are not of material importance to their respective total assets nor are they material with respect to the Separate Account.

CUSTODIAN

State Street Bank and Trust Company, 255 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the Separate Account. Anchor National pays State Street Bank for services provided, based on a schedule of fees.

ADDITIONAL INFORMATION

Anchor National is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
7 World Trade Center, 13th Fl.
New York, NY 10048

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the requested documents are mailed.

Registration Statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statement and its exhibits. For further information regarding the Separate Account, Anchor National and its general account, the Portfolios and the contract, please refer to the registration statement and its exhibits.

The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.

----------------------------------------------------------------
----------------------------------------------------------------

                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

Separate Account..............................      3
General Account...............................      3
Performance Data..............................      4
Income Payments...............................      8
Annuity Unit Values...........................      8
Taxes.........................................     11
Distribution of Contracts.....................     13
Financial Statements..........................     13

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           APPENDIX A - PREMIUM TAXES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Premium taxes vary according to the state and are subject to change without notice. In many states, there is no tax at all. Listed below are the current premium tax rates in those states that assess a premium tax. For current information, you should consult your tax adviser.

                                                              QUALIFIED    NON-QUALIFIED
 STATE                                                        CONTRACT       CONTRACT
========================================================================================
California                                                        .50%          2.35%
----------------------------------------------------------------------------------------
Kentucky                                                            2%             2%
----------------------------------------------------------------------------------------
Maine                                                               0%             2%
----------------------------------------------------------------------------------------
Nevada                                                              0%           3.5%
----------------------------------------------------------------------------------------
South Dakota                                                        0%          1.25%
----------------------------------------------------------------------------------------
West Virginia                                                       1%             1%
----------------------------------------------------------------------------------------
Wyoming                                                             0%             1%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     APPENDIX B -- MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The market value adjustment reflects the impact that changing interest rate have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed investment option, the greater the impact of changing interest rates. The impact of the market value adjustment can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred, or annuitized by the following formula:

                                          (N-T)/12
                        [(1+I/(1+J+0.005)]         - 1

  where:

        I = The Guarantee Period interest rate in effect for the Guarantee Period on the Certificate

        J = The Current Interest Rate available for the same Guarantee Period

        n = The original term in number of full months rounded up to the nearest integer for the Guarantee Period to the end of the Calendar Year

        t = Time expired in months rounded up to the nearest integer for the Guarantee Period to the end of the Calendar Year

        (n-t) = The number of full months remaining in the Guarantee Period to the end of the Calendar Year.

The market value adjustment is applied only if the absolute difference between the Guarantee Period Interest Rate in effect for the Guarantee Period and the Current Interest Rate for a new Purchase Payment is greater than 0.50%. Additionally, if the market value adjustment is negative, it may not reduce the Certificate Value below the sum of Purchase payments made less withdrawals, accumulated at an effective annual rate of 3% from the date of receipt or withdrawal to the date of surrender. If the market value adjustment is positive, the amount added to the Certificate Value may not exceed the amount that if negative, could be deducted.

EXAMPLES OF THE MARKET VALUE ADJUSTMENT

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 on October 1, 1998 and allocated it to the 5-Year Fixed MVA account option. Thus, the original term, in number of full months, for the Guarantee Period is 63 months (n=63).

     (2) The Guarantee Period Interest rate for the Guarantee Period is 6.00% (I=0.0600). Therefore, the Certificate Value on the date of withdrawal is $10,884.66 (assumes 531 days of interest).

     (3) You make a partial withdrawal of $5,000 on March 15, 2000, after the funds have been in the 5-Year Fixed MVA account option for 17 1/2 months. (t=18).

     (4) You have not made any transfers, additional Purchase Payments, or withdrawals with respect to the 5-Year Fixed MVA account.

The sum of purchase payments, less withdrawals, accumulated at an annual effective rate of 3.00% from the date of deposit or withdrawal to the date of surrender defines the minimum remaining Certificate Value after the application of a negative market value adjustment and is calculated as follows ($10,439.40 assumes 531 days of interest at an annual effective rate of 3.00%):

                          10,439.40-5,000.00=$5,439.40

Therefore, if the market value adjustment is negative, the maximum amount by which the Certificate Value can be reduced is the Certificate Value prior to the application of the market value adjustment less the minimum remaining Certificate Value. Similarly, if the market value adjustment is positive, the maximum amount by which the Certificate Value is increased, is the Certificate Value prior to the application of the market value adjustment less the minimum remaining Certificate Value. In the examples that follow, the maximum market value adjustment, either positive or negative, is:

                           5,884.66-5,439.40=$445.26

The market value adjustment is not applied to amounts withdrawn to pay fees or charges.

NEGATIVE ADJUSTMENT

Assume that on the date of withdrawal, the Current Interest Rate for the same Guarantee Period is 6.75% (J=0.0675). Because the absolute difference between the Guarantee Period Interest Rate (6.00%) and the Current Interest Rate (6.75%) is greater than 0.50%, the market value adjustment is applicable.


The market value adjustment                       (n-t)/12
             factor equals: = [(1+I)/(1+J+0.0050)]         - 1
                                                      (63-18)/12
                            = [(1.06)/(1.0675+0.0050)]          - 1
                                               45/12
                            = [(1.06)/(1.0725)]      - 1
                                        3.75
                            = (0.988345)     - 1
                            = 0.95699 - 1
                            = -(0.043011)

The requested withdrawal amount is multiplied by the market value adjustment factor to determine the market value adjustment:

                          -0.043011x5,000.00 = -215.05

Because the market value adjustment, in absolute value, is less than the maximum market value adjustment ($445.26), the full market value adjustment is assessed. The remaining Certificate Value is further reduced by withdrawal charges applied only to the requested withdrawal amount of $5,000.00. The withdrawal charge is not applied to the market value adjustment.

POSITIVE ADJUSTMENT

Assume that on the date of withdrawal, the Current Interest Rate for the same Guarantee Period is 5.25% (J = 0.0525). Because the absolute difference between the Guarantee Period Interest Rate (6.00%) and the Current Interest Rate (5.25%) is greater than 0.50%, the market value adjustment is applicable.


The market value adjustment                       (n-t)/12
             factor equals: = [(1+I)/(1+J+0.0050)]         - 1
                                                      (63-18)/12
                            = [(1.06)/(1.0525+0.0050)]           - 1
                                               45/12
                            = [(1.06)/(1.0575)]      - 1
                                        3.75
                            = (1.002364)     - 1
                            = (1.008894)-1
                            = (0.008894)

The requested withdrawal amount is multiplied by the market value adjustment factor to determine the market value adjustment:

                            0.008894x5,000.00=44.47

Because the market value adjustment, in absolute value, is less than the maximum market value adjustment ($445.26), the full market value adjustment is assessed. The remaining Certificate Value is further reduced by withdrawal charges applied only to the requested withdrawal amount of $5,000.00. The withdrawal charge is not applied to the market value adjustment.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX C - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           ACCUMULATION UNIT VALUES AND ACCUMULATION UNITS
                                                              INCEPTION TO FISCAL     FOR THE PERIOD
              POLARIS PLUS VARIABLE PORTFOLIOS                 YEAR END 4/30/99      4/30/99 - 9/30/99
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Capital Appreciation
  Beginning AUV.............................................           27.21                  28.69
  Ending AUV................................................           28.69                  31.21
  Ending Number of AUs......................................       52,735.90             467,958.09
------------------------------------------------------------------------------------------------------
Growth
  Beginning AUV.............................................           27.45                  28.24
  Ending AUV................................................           28.24                  27.39
  Ending Number of AUs......................................       49,892.23             506,099.62
------------------------------------------------------------------------------------------------------
Government and Quality Bond
  Beginning AUV.............................................           13.60                  13.60
  Ending AUV................................................           13.60                  13.38
  Ending Number of AUs......................................      180,433.96           2,428,089.30
------------------------------------------------------------------------------------------------------
Emerging Markets (Inception Date - 6/2/97)
  Beginning AUV.............................................            6.60                   7.63
  Ending AUV................................................            7.63                   7.80
  Ending Number of AUs......................................       18,837.90             260,349.48
------------------------------------------------------------------------------------------------------
International Diversified Equities (Inception
  Date - 10/31/94)
  Beginning AUV.............................................           13.99                  14.36
  Ending AUV................................................           14.36                  14.47
  Ending Number of AUs......................................       22,527.95             197,799.35
------------------------------------------------------------------------------------------------------
Global Equities
  Beginning AUV.............................................           21.05                  21.42
  Ending AUV................................................           21.42                  21.67
  Ending Number of AUs......................................       14,587.48             301,756.64
------------------------------------------------------------------------------------------------------
International Growth and Income (Inception Date - 6/2/97)
  Beginning AUV.............................................           11.81                  12.87
  Ending AUV................................................           12.87                  13.21
  Ending Number of AUs......................................       14,725.35             280,354.33
------------------------------------------------------------------------------------------------------
Aggressive Growth (Inception Date - 6/3/96)
  Beginning AUV.............................................           15.48                  16.18
  Ending AUV................................................           16.18                  15.89
  Ending Number of AUs......................................       28,486.50             357,741.01
------------------------------------------------------------------------------------------------------
Real Estate (Inception Date - 6/2/97)
  Beginning AUV.............................................            9.06                   9.98
  Ending AUV................................................            9.98                   8.98
  Ending Number of AUs......................................        5,242.33              95,069.49
------------------------------------------------------------------------------------------------------
Putnam Growth
  Beginning AUV.............................................           25.97                  26.04
  Ending AUV................................................           26.04                  25.54
  Ending Number of AUs......................................      149,215.14           1,224,471.32
------------------------------------------------------------------------------------------------------
Alliance Growth
  Beginning AUV.............................................           40.86                  40.20
  Ending AUV................................................           40.20                  40.17
  Ending Number of AUs......................................      147,759.02           1,648,291.39
------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street (Inception Date - 4/1/98)
  Beginning AUV.............................................            9.42                  10.22
  Ending AUV................................................           10.22                   9.36
  Ending Number of AUs......................................       30,614.54             415,828.10
------------------------------------------------------------------------------------------------------
Venture Value (Inception Date - 10/31/94)
  Beginning AUV.............................................           25.34                  26.76
  Ending AUV................................................           26.76                  25.12
  Ending Number of AUs......................................       37,451.99             438,957.38
------------------------------------------------------------------------------------------------------
Federated Value (Inception Date - 6/3/96)
  Beginning AUV.............................................           16.63                  17.58
  Ending AUV................................................           17.58                  15.97
  Ending Number of AUs......................................       25,264.63             231,730.16
------------------------------------------------------------------------------------------------------
Growth-Income
  Beginning AUV.............................................           29.83                  30.82
  Ending AUV................................................           30.82                  30.33
  Ending Number of AUs......................................      124,671.88           1,406,789.65
------------------------------------------------------------------------------------------------------

                           ACCUMULATION UNIT VALUES AND ACCUMULATION UNITS
                                                              INCEPTION TO FISCAL     FOR THE PERIOD
              POLARIS PLUS VARIABLE PORTFOLIOS                 YEAR END 4/30/99      4/30/99 - 9/30/99
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Equity Index
  Beginning AUV.............................................           10.00                  10.26
  Ending AUV................................................           10.26                   9.62
  Ending Number of AUs......................................      400,093.36           4,175,794.34
------------------------------------------------------------------------------------------------------
Utility (Inception Date - 6/3/96)
  Beginning AUV.............................................           14.44                  14.98
  Ending AUV................................................           14.98                  14.72
  Ending Number of AUs......................................       16,154.31             294,024.49
------------------------------------------------------------------------------------------------------
Equity Income
  Beginning AUV.............................................           10.00                  10.58
  Ending AUV................................................           10.58                   9.66
  Ending Number of AUs......................................       36,062.72             469,624.09
------------------------------------------------------------------------------------------------------
Asset Allocation
  Beginning AUV.............................................           18.47                  19.16
  Ending AUV................................................           19.16                  18.22
  Ending Number of AUs......................................       27,027.34             351,874.72
------------------------------------------------------------------------------------------------------
SunAmerica Balanced (Inception Date - 6/3/96)
  Beginning AUV.............................................           17.30                  17.48
  Ending AUV................................................           17.48                  17.21
  Ending Number of AUs......................................      254,772.99           3,078,229.61
------------------------------------------------------------------------------------------------------
Worldwide High Income
  Beginning AUV.............................................           13.99                  14.77
  Ending AUV................................................           14.77                  14.51
  Ending Number of AUs......................................        4,827.60              59,210.86
------------------------------------------------------------------------------------------------------
High - Yield Bond
  Beginning AUV.............................................           14.71                  15.15
  Ending AUV................................................           15.15                  14.58
  Ending Number of AUs......................................       23,707.21             224,734.08
------------------------------------------------------------------------------------------------------
Corporate Bond
  Beginning AUV.............................................           13.09                  13.15
  Ending AUV................................................           13.15                  12.80
  Ending Number of AUs......................................       32,037.15             381,395.54
------------------------------------------------------------------------------------------------------
Global Bond
  Beginning AUV.............................................           14.43                  14.54
  Ending AUV................................................           14.54                  14.11
  Ending Number of AUs......................................       40,453.77             355,256.18
------------------------------------------------------------------------------------------------------
Small Company Value
  Beginning AUV.............................................           10.00                  10.96
  Ending AUV................................................           10.96                  11.53
  Ending Number of AUs......................................        4,634.20             114,368.71
------------------------------------------------------------------------------------------------------
Cash Management
  Beginning AUV.............................................           11.95                  11.99
  Ending AUV................................................           11.99                  12.16
  Ending Number of AUs......................................      337,271.23           1,814,740.39

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        AUV - Accumulation Unit Value
        AU - Accumulation Units

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Polaris Plus Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip


        Date: ______________________   Signed: _________________________________


   Return to: Anchor National Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                                                As filed pursuant to Rule 497(c)
                                                SEC File No. 333-63511
                                                and No. 811-09003





                       STATEMENT OF ADDITIONAL INFORMATION

                               GROUP & INDIVIDUAL

                   FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

                                    ISSUED BY

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                         VARIABLE ANNUITY ACCOUNT SEVEN

              (Portion Relating to Polaris Plus Variable Annuity)








This Statement of Additional Information is not a prospectus; it should be read with the prospectus of the same date relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling
(877) 999-9205 or writing us at:

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299





                               December 29, 1999

                                TABLE OF CONTENTS



                                                              PAGE
                                                              ----
Separate Account...........................................     3

General Account............................................     3

Performance Data ..........................................     4

Annuity Payments...........................................     8

Annuity Unit Values........................................     8

Taxes......................................................    11

Distribution of Contracts..................................    14

Financial Statements.......................................    15

                                SEPARATE ACCOUNT


        Variable Annuity Account Seven (the "Separate Account") was originally established by Anchor National Life Insurance Company (the "Company") on August 28, 1998, pursuant to the provisions of Arizona law, as a segregated asset account of the Company. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

        The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

        The Separate Account is divided into Portfolios, with the assets of each Portfolio invested in the shares of one of the underlying funds. The Company does not guarantee the investment performance of the Separate Account, its Portfolios or the underlying funds. Values allocated to the Separate Account and the amount of variable annuity payments will vary with the values of shares of the underlying funds, and are also reduced by contract charges.

        The basic objective of a variable annuity contract is to provide variable annuity payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the underlying funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

        Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity payments).


                                 GENERAL ACCOUNT


        The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the 1, 3, or 5 year market value adjustment fixed account options and the DCA fixed account options available in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed investment options become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

        The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.


                                PERFORMANCE DATA


PERFORMANCE INFORMATION

        From time to time the Separate Account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Portfolio (which invests in shares of the Cash Management Portfolio of SunAmerica Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

        In addition, the Separate Account may advertise "total return" data for its other Portfolios from the inception of the Separate Account. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Cash Management Portfolio.

        For periods starting prior to the date the contracts were first offered to the public, the total return data for the Portfolios of the Separate Account will be derived from the performance of the corresponding Portfolios of Anchor Series Trust and SunAmerica Series Trust, modified to reflect the charges and expenses as if the Separate Account Portfolio had been in existence since the inception date of each respective Anchor Series Trust and SunAmerica Series Trust Portfolio. Thus, such performance figures should not be construed to be actual historic performance of the relevant Separate Account Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Portfolios of Anchor Series Trust and SunAmerica Series Trust, adjusted to provide direct comparability to the performance of the Portfolios after the date the contracts were first offered to the public (which will reflect the effect of fees and charges imposed under the contracts). Anchor Series Trust and SunAmerica Series Trust have served since their inception as underlying investment media for Separate Accounts of other insurance companies in connection with variable contracts not having the same fee and charge schedules as those imposed under the contracts.

        Performance data for the various Portfolios are computed in the manner described below.


CASH MANAGEMENT PORTFOLIO
        The annualized current yield and the effective yield for the Cash Management Portfolio for the 7 day period ending September 30, 1999, were 3.34% and 3.39%, respectively.

        Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

               Base Period Return = (EV-SV)/(SV)

        where:

              SV = value of one Accumulation Unit at the start of a 7 day period

              EV = value of one Accumulation Unit at the end of the 7 day period


        The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period.

        The current yield is then obtained by annualizing the Base Period
Return:

               Current Yield = (Base Period Return) x (365/7)

        The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

                                                          365/7
               Effective Yield = [(Base Period Return + 1)      - 1]

        The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

        Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.


OTHER PORTFOLIOS

        The Portfolios of the Separate Account other than the Cash Management Portfolio also compute their performance data as "total return."



                 HISTORICAL PERFORMANCE OF THE SEPARATE ACCOUNT
                             FOR THE PERIOD ENDING
                               SEPTEMBER 30, 1999
                          AVERAGE ANNUAL TOTAL RETURN


                                                                             SINCE INCEPTION         SINCE INCEPTION
                                                     INCEPTION             (WITHOUT REDEMPTION)      (WITH REDEMPTION)
                                                --------------------       --------------------      -----------------
Capital Appreciation                                   3/19/99                   14.71%                    8.71%
Growth                                                 3/19/99                   -0.24%                   -6.24%
Government and Quality Bond                            3/19/99                   -1.59%                   -7.59%

Corporate Bond                                         3/23/99                   -2.23%                   -8.23%
Global Bond                                            3/19/99                   -2.23%                   -8.23%
High Yield                                             3/19/99                   -0.92%                   -6.92%
Worldwide High Income                                  3/31/99                    3.68%                   -2.32%
Asset Allocation                                       3/23/99                   -1.39%                   -7.39%
Growth & Income                                        3/19/99                    1.68%                   -4.32%
Venture Value                                          3/19/99                   -0.89%                   -6.89%
Putnam Growth                                          3/19/99                   -1.67%                   -7.67%
Alliance Growth                                        3/19/99                   -1.69%                   -7.69%
Global Equities                                        3/19/99                    2.95%                   -3.05%
Federated Utility                                      3/19/99                    1.91%                   -4.09%
SunAmerica Balanced                                    3/19/99                   -0.51%                   -6.51%
Federated Value                                        3/19/99                   -3.95%                   -9.95%
Aggressive Growth                                      3/19/99                    2.63%                   -3.37%
International Diversified Equities                     3/19/99                    3.44%                   -2.56%
Emerging Markets                                       3/23/99                   18.26%                   12.26%
International Growth & Income                          3/24/99                   11.89%                    5.89%
Real Estate                                            3/31/99                   -0.84%                   -6.84%
"Dogs" of Wall Street                                  3/19/99                   -0.59%                   -6.59%
Equity Income                                          3/23/99                   -3.35%                   -9.35%
Equity Index                                           3/19/99                   -3.79%                   -9.79%
Small Company Value                                    3/23/99                   15.34%                    9.34%

     ADJUSTED HISTORICAL PERFORMANCE OF UNDERLYING FUNDS FOR PERIODS ENDING
                              SEPTEMBER 30, 1999:

                                AFTER REDEMPTION

                                                                                                                      10 YEARS OR
                                                     INCEPTION*              1 YEAR                   5 YEAR         SINCE INCEPTION
                                                --------------------  --------------------       ----------------    ---------------
Capital Appreciation                                  3/23/87               44.28%                   22.94%               17.63%
Growth                                                8/13/84               23.70%                   20.61%               13.93%
Government and Quality Bond                           8/13/84               -8.30%                    5.94%                6.59%

Corporate Bond                                         7/1/93               -8.84%                    5.33%                4.26%
Global Bond                                            7/1/93               -8.10%                    7.42%                5.91%
High Yield                                             2/9/93               -3.23%                   -6.46%                6.09%
Worldwide High Income                                10/31/94               11.97%                      N/A                7.50%
Asset Allocation                                       7/1/93                0.02%                   11.04%               10.32%
Growth & Income                                        2/9/93               32.62%                   23.93%               18.43%
Venture Value                                        10/31/94               18.37%                      N/A               20.45%
Putnam Growth                                          2/9/93               22.63%                   20.34%               15.40%
Alliance Growth                                        2/9/93               37.27%                   30.90%               23.53%
Global Equities                                        2/9/93               25.62%                   12.82%               12.61%
Federated Utility                                      6/3/96               -2.13%                      N/A               11.44%
SunAmerica Balanced                                    6/3/96               14.37%                      N/A               16.94%
Federated Value                                        6/3/96                8.57%                      N/A               14.31%
Aggressive Growth                                      6/3/96               50.55%                      N/A               14.12%
International Diversified Equities                   10/31/94               13.11%                      N/A                7.43%
Emerging Markets                                       6/2/97               41.05%                      N/A              -12.38%
International Growth & Income                          6/2/97               27.84%                      N/A               11.11%
Real Estate                                            6/2/97              -12.85%                      N/A               -6.53%
"Dogs" of Wall Street                                  4/1/98                1.49%                      N/A               -8.20
Equity Income                                             N/A                  N/A                      N/A                 N/A
Equity Index                                              N/A                  N/A                      N/A                 N/A
Small Company Value                                       N/A                  N/A                      N/A                 N/A

* For portfolios with six years of performance withdrawal charge Schedule B (as defined in the prospectus) was used. Under withdrawal charge Schedule A (as defined in the prospectus) no surrender charge would apply. Year six is the only year in which the schedules differ.

                               BEFORE REDEMPTION

                                                                                       10 Years or
                                     Inception      1 Year         5 Year          Since Inception
                                  ----------------------------------------------------------------
Capital Appreciation                   3/23/87      50.28%         23.29%                  17.63%
Growth                                 8/13/84      29.70%         20.98%                  13.93%
Government and Quality Bond            8/13/84      -2.30%          6.56%                   6.59%

Corporate Bond                          7/1/93      -2.84%          5.98%                   4.26%
Global Bond                             7/1/93      -2.10%          8.01%                   5.91%
High Yield                              2/9/93       2.77%          7.08%                   6.09%
Worldwide High Income                 10/31/94      17.97%            N/A                   8.10%
Asset Allocation                        7/1/93       6.02%         11.56%                  10.32%
Growth & Income                         2/9/93      38.62%         24.27%                  18.43%
Venture Value                         10/31/94      24.37%            N/A                  20.84%
Putnam Growth                           2/9/93      28.63%         20.72%                  15.40%
Alliance Growth                         2/9/93      43.27%         31.17%                  23.53%
Global Equities                         2/9/93      31.62%         13.31%                  12.61%
Federated Utility                       6/3/96       3.87%            N/A                  12.59%
SunAmerica Balanced                     6/3/96      20.37%            N/A                  17.98%
Federated Value                         6/3/96      14.57%            N/A                  15.40%
Aggressive Growth                       6/3/96      56.55%            N/A                  15.21%
International Diversified Equities    10/31/94      19.11%            N/A                   8.04%
Emerging Markets                        6/2/97      47.05%            N/A                  -9.87%
International Growth & Income           6/2/97      33.84%            N/A                  12.95%
Real Estate                             6/2/97      -6.85%            N/A                  -4.21%
"Dogs" of Wall Street                   4/1/98       7.49%            N/A                  -4.06%
Equity Income                              N/A         N/A            N/A                     N/A
Equity Index                               N/A         N/A            N/A                     N/A
Small Company Value                        N/A         N/A            N/A                     N/A


Total return for a Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return
(T) is computed so that it satisfies the formula:

               P(1+T)n = ERV

where:         P = a hypothetical initial payment of $1,000
               T = average annual total return
               n = number of years

             ERV    = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

        As with the Cash Management Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.


                                INCOME PAYMENTS

INITIAL MONTHLY ANNUITY PAYMENTS

        The initial income payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable annuity payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the income option selected.

        The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity payment. The number of Annuity Units determined for the first variable annuity payment remains constant for the second and subsequent monthly variable annuity payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

        For fixed income payments, the amount of the second and each subsequent monthly income payment is the same as that determined above for the first monthly payment.

        For variable income payments, the amount of the second and each subsequent monthly annuity payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each income payment is due.

INCOME PAYMENTS UNDER THE INCOME PROTECTOR PROGRAM

        If contract holders elect to begin Income Payments using the Income Protector Program, the income benefit base if determined as described in the prospectus. The initial Income Payment is determined by applying the income benefit base to the annuity table specifically designated for use in conjunction with the Income Protector Program, either in the contract or in the endorsement to the contract. Those tables are based on a set amount per $1,000 of income benefit base applied. Income proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the Income Option selected.

        The income benefit base is applied and then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly Income Payment. The amount of the second and each subsequent income payment is the same as that determined above for the first monthly payment.


                               ANNUITY UNIT VALUES

        The value of an Annuity Unit is determined independently for each Portfolio.

        The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Portfolio exceed 3.5%, variable income payments derived from allocations to that Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable income payments will decrease over time. If the net investment rate equals 3.5%, the variable income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for income payments to increase (or not to decrease).

        The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each income payment will vary accordingly.

        For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

        The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

        The NIF for any Portfolio for a certain month is determined by dividing
(a) by (b) where:

        (a) is the Accumulation Unit value of the Portfolio determined as of the end of that month, and

        (b) is the Accumulation Unit value of the Portfolio determined as of the end of the preceding month.

        The NIF for a Portfolio for a given month is a measure of the net investment performance of the Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than
1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Portfolio invests; it is also reduced by Separate Account asset charges.

        ILLUSTRATIVE EXAMPLE

        Assume that one share of a given Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                      NIF = ($11.46/$11.44)

                          = 1.00174825

        The change in Annuity Unit value for a Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity payment tables are based. For example, if the net investment rate for a Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                         (1/12)
               1/[(1.035)      ] = 0.99713732

        In the example given above, if the Annuity Unit value for the Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

VARIABLE INCOME PAYMENTS

        ILLUSTRATIVE EXAMPLE

        Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 4, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second income payment date is $13.327695.

        P's first variable income payment is determined from the annuity factor tables in P's contract, using the information assumed above. From these tables, which supply monthly annuity factors for each $1,000 of applied contract value, P's first variable annuity payment is determined by multiplying the factor of
4.92 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

             First Payment = 4.92 x ($116,412.31/$1,000) = $572.75

        The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

             Annuity Units = $572.75/$13.256932 = 43.203812

        P's second variable annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

             Second Payment = 43.203812 x $13.327695 = $575.81

        The third and subsequent variable income payments are computed in a manner similar to the second variable annuity payment.

        Note that the amount of the first variable income payment depends on the contract value in the relevant Portfolio on the Annuity Date and thus reflects the investment performance of the Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Portfolio). The net investment performance of the Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity payments.


                                      TAXES

GENERAL

        Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as annuity payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

        For annuity payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the contract bears to the total value of annuity payments for the term of the annuity contract. The taxable portion is taxed at ordinary income tax rates. Owners, Annuitants and Beneficiaries under the contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the contracts are purchased.

        The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

        The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.

        An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

        Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

        Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

        The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

MULTIPLE CONTRACTS

        Multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

        An assignment of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.

                            DISTRIBUTION OF CONTRACTS

        The contracts are offered through SunAmerica Capital Services, Inc., located at 733 Third Avenue, 4th Floor, New York, New York 10017. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of SunAmerica Inc.

        Contracts are offered on a continuous basis.


                              FINANCIAL STATEMENTS

        The audited consolidated financial statements of the Company as of September 30, 1998 and 1997 and for each of the three years in the period ended September 30, 1998 are presented in this Statement of Additional Information. Effective October 1, 1999, the Company changed its fiscal year end to December
31. Reflecting this change, also included in this Statement of Additional Information is the Company's audited Transition Report as of and for the three months ended December 31, 1998. These financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts for amounts allocated to the 1, 3, and 5 year market value adjustment fixed account options and the 1-year and 6-month DCA fixed accounts. Two sets of Financial Statements of the Separate Account are also included in this Statement of Additional Information reflecting the period from (a) inception through April 30, 1999, (b) May 1, 1999 through September 30, 1999.

        PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and the Company. The financial statements of the Company and the Separate Account have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                        Report of Independent Accountants



To the Board of Directors and Shareholder of Anchor National Life Insurance Company:


In our opinion, the accompanying consolidated balance sheet and the related consolidated statement of income and comprehensive income and cash flows present fairly, in all material respects, the financial position of Anchor National Life Insurance Company and its subsidiaries (the "Company") at December 31, 1998, September 30, 1998 and 1997, and the results of their operations and their cash flows for the three months ended December 31, 1998 and for each of the three fiscal years in the period ended September 30, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Los Angeles, California



November 19, 1999

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET

                                                                                At September 30,
                                                    December 31,      ------------------------------------
                                                       1998                 1998                 1997
                                                 ---------------      ---------------      ---------------
ASSETS

Investments:
   Cash and short-term investments               $ 3,303,454,000      $   333,735,000      $   113,580,000
   Bonds, notes and redeemable
      preferred stocks available for sale,
      at fair value (amortized cost:
      December 1998, $4,252,740,000;
      September 1998, $1,934,863,000;
      September 1997, $1,942,485,000)              4,248,840,000        1,954,754,000        1,986,194,000
   Mortgage loans                                    388,780,000          391,448,000          339,530,000
   Policy loans                                      320,688,000           11,197,000           10,948,000
   Common stocks available for sale,
      at fair value (cost: December 1998,
      $1,409,000; September 1998, $115,000;
      September 1997, $271,000)                        1,419,000              169,000            1,275,000
   Partnerships                                        4,577,000            4,403,000           46,880,000
   Real estate                                        24,000,000           24,000,000           24,000,000
   Other invested assets                              15,185,000           15,036,000           85,894,000
                                                 ---------------      ---------------      ---------------

   Total investments                               8,306,943,000        2,734,742,000        2,608,301,000

Variable annuity assets held in separate
   accounts                                       13,767,213,000       11,133,569,000        9,343,200,000
Accrued investment income                             73,441,000           26,408,000           21,759,000
Deferred acquisition costs                           866,053,000          539,850,000          536,155,000
Income taxes currently receivable                           --              5,869,000                 --
Receivable from brokers for sales of
   securities                                         22,826,000           23,904,000            2,290,000
Other assets                                         109,857,000           85,926,000           61,524,000
                                                 ---------------      ---------------      ---------------

TOTAL ASSETS                                     $23,146,333,000      $14,550,268,000      $12,573,229,000
                                                 ===============      ===============      ===============



                             See accompanying notes

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)

                                                                                   At September 30,
                                                    December 31,        --------------------------------------
                                                       1998                   1998                  1997
                                                 ----------------       ----------------      ----------------
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
   Reserves for fixed annuity contracts          $  5,500,157,000       $  2,189,272,000      $  2,098,803,000
   Reserves for universal life insurance
      contracts                                     2,339,194,000                   --                    --
   Reserves for guaranteed investment
      contracts                                       306,461,000            282,267,000           295,175,000
   Payable to brokers for purchases of
      securities                                             --               50,957,000             2,553,000
   Income taxes currently payable                      11,123,000                   --              32,265,000
   Other liabilities                                  160,020,000            106,594,000           122,728,000
                                                 ----------------       ----------------      ----------------

   Total reserves, payables
      and accrued liabilities                       8,316,955,000          2,629,090,000         2,551,524,000
                                                 ----------------       ----------------      ----------------

Variable annuity liabilities related to
   separate accounts                               13,767,213,000         11,133,569,000         9,343,200,000
                                                 ----------------       ----------------      ----------------

Subordinated notes payable to affiliates              209,367,000             39,182,000            36,240,000
                                                 ----------------       ----------------      ----------------

Deferred income taxes                                 105,772,000             95,758,000            67,047,000
                                                 ----------------       ----------------      ----------------

Shareholder's equity:
   Common Stock                                         3,511,000              3,511,000             3,511,000
   Additional paid-in capital                         378,674,000            308,674,000           308,674,000
   Retained earnings                                  366,460,000            332,069,000           244,628,000
   Accumulated other comprehensive
      income (loss)                                    (1,619,000)             8,415,000            18,405,000
                                                 ----------------       ----------------      ----------------

   Total shareholder's equity                         747,026,000            652,669,000           575,218,000
                                                 ----------------       ----------------      ----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY       $ 23,146,333,000       $ 14,550,268,000      $ 12,573,229,000
                                                 ================       ================      ================



                             See accompanying notes

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME


                                                                          Years Ended September 30,
                                     Three Months Ended     -----------------------------------------------------
                                      December 31, 1998         1998                 1997                1996
                                     ------------------     -------------       -------------       -------------
Investment income                       $  54,278,000       $ 221,966,000       $ 210,759,000       $ 164,631,000
                                        -------------       -------------       -------------       -------------

Interest expense on:
   Fixed annuity contracts                (22,828,000)       (112,695,000)       (109,217,000)        (82,690,000)
   Guaranteed investment
      contracts                            (3,980,000)        (17,787,000)        (22,650,000)        (19,974,000)
   Senior indebtedness                        (34,000)         (1,498,000)         (2,549,000)         (2,568,000)
   Subordinated notes payable to
      affiliates                             (471,000)         (3,114,000)         (3,142,000)         (2,556,000)
                                        -------------       -------------       -------------       -------------

   Total interest expense                 (27,313,000)       (135,094,000)       (137,558,000)       (107,788,000)
                                        -------------       -------------       -------------       -------------

NET INVESTMENT INCOME                      26,965,000          86,872,000          73,201,000          56,843,000
                                        -------------       -------------       -------------       -------------

NET REALIZED INVESTMENT GAINS
   (LOSSES)                                   271,000          19,482,000         (17,394,000)        (13,355,000)
                                        -------------       -------------       -------------       -------------

Fee income:
   Variable annuity fees                   58,806,000         200,867,000         139,492,000         103,970,000
   Net retained commissions                11,479,000          48,561,000          39,143,000          31,548,000
   Asset management fees                    8,068,000          29,592,000          25,764,000          25,413,000
   Surrender charges                        3,239,000           7,404,000           5,529,000           5,184,000
   Other fees                               1,738,000           3,938,000           3,218,000           3,390,000
                                        -------------       -------------       -------------       -------------

TOTAL FEE INCOME                           83,330,000         290,362,000         213,146,000         169,505,000
                                        -------------       -------------       -------------       -------------

GENERAL AND ADMINISTRATIVE
   EXPENSES                               (22,375,000)        (96,102,000)        (98,802,000)        (81,552,000)
                                        -------------       -------------       -------------       -------------

AMORTIZATION OF DEFERRED
   ACQUISITION COSTS                      (27,070,000)        (72,713,000)        (66,879,000)        (57,520,000)
                                        -------------       -------------       -------------       -------------

ANNUAL COMMISSIONS                         (6,624,000)        (18,209,000)         (8,977,000)         (4,613,000)
                                        -------------       -------------       -------------       -------------

PRETAX INCOME                              54,497,000         209,692,000          94,295,000          69,308,000

Income tax expense                        (20,106,000)        (71,051,000)        (31,169,000)        (24,252,000)
                                        -------------       -------------       -------------       -------------

NET INCOME                                 34,391,000         138,641,000          63,126,000          45,056,000
                                        -------------       -------------       -------------       -------------

Other comprehensive income, net
  of tax:

Net unrealized gains on bonds and
  notes available for sale:
      Net unrealized gains
         identified in the current
         period                           (10,249,000)         (4,027,000)         16,605,000         (11,265,000)
      Less reclassification
         Adjustment for net
         realized gains included
         in net income                        215,000          (5,963,000)          7,321,000          11,417,000
                                        -------------       -------------       -------------       -------------

OTHER COMPREHENSIVE INCOME (LOSS)         (10,034,000)         (9,990,000)         23,926,000             152,000
                                        -------------       -------------       -------------       -------------

COMPREHENSIVE INCOME                    $  24,357,000       $ 128,651,000       $  87,052,000       $  45,208,000
                                        =============       =============       =============       =============



                             See accompanying notes

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                                                                    Years Ended September 30,
                                           Three Months Ended      -----------------------------------------------------------
                                            December 31, 1998            1998                  1997                  1996
                                           ------------------      ---------------       ---------------       ---------------
CASH FLOWS FROM OPERATING
   ACTIVITIES:
   Net income                                $    34,391,000       $   138,641,000       $    63,126,000       $    45,056,000
   Adjustments to reconcile net
      income to net cash provided
      by operating activities:
         Interest credited to:
            Fixed annuity contracts               22,828,000           112,695,000           109,217,000            82,690,000
            Guaranteed investment
               contracts                           3,980,000            17,787,000            22,650,000            19,974,000
         Net realized investment losses
           (gains)                                  (271,000)          (19,482,000)           17,394,000            13,355,000
         Amortization (accretion) of
            net premiums (discounts)
            on investments                        (1,199,000)              447,000           (18,576,000)           (8,976,000)
         Amortization of goodwill                    356,000             1,422,000             1,187,000             1,169,000
         Provision for deferred income
            taxes                                 15,945,000            34,087,000           (16,024,000)           (3,351,000)
   Change in:
      Accrued investment income                   (1,512,000)           (4,649,000)           (2,084,000)           (5,483,000)
      Deferred acquisition costs                 (34,328,000)         (160,926,000)         (113,145,000)          (60,941,000)
      Other assets                               (21,070,000)          (19,374,000)          (14,598,000)           (8,000,000)
      Income taxes currently payable              16,992,000           (38,134,000)           10,779,000             5,766,000
      Other liabilities                            5,617,000            (2,248,000)           14,187,000             5,474,000
   Other, net                                      5,510,000            (5,599,000)              418,000              (129,000)
                                             ---------------       ---------------       ---------------       ---------------

NET CASH PROVIDED BY OPERATING
   ACTIVITIES                                     47,239,000            54,667,000            74,531,000            86,604,000
                                             ---------------       ---------------       ---------------       ---------------

CASH FLOWS FROM INVESTING
   ACTIVITIES:
   Purchases of:
      Bonds, notes and redeemable
         preferred stocks                       (392,515,000)       (1,970,502,000)       (2,566,211,000)       (1,937,890,000)
      Mortgage loans                              (4,962,000)         (131,386,000)         (266,771,000)          (15,000,000)
      Other investments, excluding
         short-term investments                   (1,992,000)                 --             (75,556,000)          (36,770,000)
   Sales of:
      Bonds, notes and redeemable
         Preferred stocks                        265,039,000         1,602,079,000         2,299,063,000         1,241,928,000
      Real estate                                       --                    --                    --                 900,000
      Other investments, excluding
         short-term investments                      142,000            42,458,000             6,421,000             4,937,000
   Redemptions and maturities of:
      Bonds, notes and redeemable
         preferred stocks                         37,290,000           424,393,000           376,847,000           288,969,000
      Mortgage loans                               7,699,000            80,515,000            25,920,000            11,324,000
      Other investments, excluding
         short-term investments                      853,000            67,213,000            23,940,000            20,749,000
   Cash and short-term investments
      acquired in coinsurance
      transaction with MBL Life
      Assurance Corporation                    3,083,211,000                  --                    --                    --
                                             ---------------       ---------------       ---------------       ---------------

NET CASH PROVIDED (USED) BY INVESTING
   ACTIVITIES                                  2,994,765,000           114,770,000          (176,347,000)         (420,853,000)
                                             ---------------       ---------------       ---------------       ---------------

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)

                                                                                Years Ended September 30,
                                       Three Months Ended      -----------------------------------------------------------
                                        December 31, 1998           1998                  1997                  1996
                                       ------------------      ---------------       ---------------       ---------------
CASH FLOWS FROM FINANCING
    ACTIVITIES:
   Premium receipts on:
      Fixed annuity contracts            $   351,616,000       $ 1,512,994,000       $ 1,097,937,000       $   741,774,000
      Guaranteed investment
         contracts                                  --               5,619,000            55,000,000           134,967,000
   Net exchanges from the fixed
      accounts of variable annuity
      contracts                             (448,762,000)       (1,303,790,000)         (620,367,000)         (236,705,000)
   Withdrawal payments on:
      Fixed annuity contracts                (41,554,000)         (191,690,000)         (242,589,000)         (263,614,000)
      Guaranteed investment
         contracts                            (3,797,000)          (36,313,000)         (198,062,000)          (16,492,000)
   Claims and annuity payments
      on fixed annuity contracts              (9,333,000)          (40,589,000)          (35,731,000)          (31,107,000)
   Net receipts from (repayments
      of) other short-term
      financings                               9,545,000           (10,944,000)           34,239,000          (119,712,000)
   Net receipt/(payment) related to
      a modified coinsurance
      transaction                           (170,436,000)          166,631,000                  --                    --
   Receipts from issuance of
      subordinated note payable
         to affiliate                        170,436,000                  --                    --                    --
   Capital contribution received              70,000,000                  --              28,411,000            27,387,000
   Dividends paid                                   --             (51,200,000)          (25,500,000)          (29,400,000)
                                         ---------------       ---------------       ---------------       ---------------

NET CASH  PROVIDED (USED) BY
   FINANCING ACTIVITIES                      (72,285,000)           50,718,000            93,338,000           207,098,000
                                         ---------------       ---------------       ---------------       ---------------

NET INCREASE (DECREASE) IN CASH
   AND SHORT-TERM INVESTMENTS              2,969,719,000           220,155,000            (8,478,000)         (127,151,000)

CASH AND SHORT-TERM INVESTMENTS
   AT BEGINNING OF PERIOD                    333,735,000           113,580,000           122,058,000           249,209,000
                                         ---------------       ---------------       ---------------       ---------------

CASH AND SHORT-TERM INVESTMENTS
   AT END OF PERIOD                      $ 3,303,454,000       $   333,735,000       $   113,580,000       $   122,058,000
                                         ===============       ===============       ===============       ===============

SUPPLEMENTAL CASH FLOW
   INFORMATION:

   Interest paid on indebtedness         $       536,000       $     3,912,000       $     7,032,000       $     5,982,000
                                         ===============       ===============       ===============       ===============

   Net income taxes paid (refunded)      $   (12,302,000)      $    74,932,000       $    36,420,000       $    22,031,000
                                         ===============       ===============       ===============       ===============



                             See accompanying notes

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.       NATURE OF OPERATIONS

         Anchor National Life Insurance Company (the "Company") is an Arizona-domiciled life insurance company and conducts its business through three segments: annuity operations, asset management operations and broker-dealer operations. Annuity operations include the sale and administration of fixed and variable annuities and guaranteed investment contracts. Asset management operations, which include the sale and management of mutual funds, is conducted by SunAmerica Asset Management Corp. Broker-dealer operations include the sale of securities and financial services products, and are conducted by Royal Alliance Associates, Inc.

         The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets managed in mutual funds and held in separate accounts.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BASIS OF PRESENTATION: At December 31, 1998, the Company was a wholly owned indirect subsidiary of SunAmerica Inc. On January 1, 1999, SunAmerica Inc. merged with and into American International Group, Inc. ("AIG") in a tax-free reorganization that has been treated as a pooling of interests for accounting purposes. Thus, SunAmerica Inc. ceased to exist on that date. However, on the date of merger, substantially all of the net assets of SunAmerica Inc. were contributed to a newly formed subsidiary of AIG named SunAmerica Inc. ("SunAmerica").

         The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles and include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation. Certain items have been reclassified to conform to the current period's presentation.

         The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

         Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

         Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Limited partnerships are accounted for by the cost method of accounting. Real estate is carried at the lower of cost or fair value. Other invested assets include investments in separate account investments, leveraged leases, and collateralized mortgage obligation residuals.

         Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

         INTEREST RATE SWAP AGREEMENTS: The net differential to be paid or received on interest rate swap agreements ("Swap Agreements") entered into to reduce the impact of changes in interest rates is recognized over the lives of the agreements, and such differential is classified as Investment Income or Interest Expense in the income statement. Initially, Swap Agreements are designated as hedges and, therefore, are not marked to market. However, when a hedged asset/liability is sold or repaid before the related Swap Agreement matures, the Swap Agreement is marked to market and any gain/loss is classified with any gain/loss realized on the disposition of the hedged asset/liability. Subsequently, the Swap Agreement is marked to market and the resulting change in fair value is included in Investment Income in the income statement. When a Swap Agreement that is designated as a hedge is terminated before its contractual maturity, any resulting gain/loss is credited/charged to the carrying value of the asset/liability that it hedged and is treated as a premium/discount for the remaining life of the asset/liability.

         DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, variable annuity fees, surrender charges and direct administrative expenses. Costs incurred to sell mutual funds are also deferred and amortized over the

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         estimated lives of the funds obtained. Deferred acquisition costs ("DAC") consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

         As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in accumulated other comprehensive income/(loss) that is credited or charged directly to shareholder's equity. DAC has been increased by $1,400,000 at December 31, 1998, decreased by $7,000,000 at September 30, 1998, and decreased by $16,400,000 at September 30, 1997 for this adjustment.

         VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

         GOODWILL: Goodwill, amounting to $22,983,000 at December 31, 1998, is amortized by using the straight-line method over periods averaging 25 years and is included in Other Assets in the balance sheet. Goodwill is evaluated for impairment when events or changes in economic conditions indicate that the carrying amount may not be recoverable.

         CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts and guaranteed investment contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees).

         FEE INCOME: Variable annuity fees, asset management fees and surrender charges are recorded in income as earned. Net retained commissions are recognized as income on a trade date basis.

         INCOME TAXES: The Company is included in the consolidated federal income tax return of the Parent and files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

         RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1997, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130") and Statement of Financial Accounting Standards No. 131, "Disclosure about Segments of an Enterprise and Related Information" ("SFAS 131").

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         SFAS 130 establishes standards for reporting comprehensive income and its components in a full set of general purpose financial statements. SFAS 130 is effective for the Company as of October 1, 1998 and is included in these financial statements.

         SFAS 131 establishes standards for the disclosure of information about the Company's operating segments. SFAS 131 is effective for the year ending December 31, 1999 and is not included in these financial statements.

         Implementation of SFAS 131 will not have an impact on the Company's results of operations, financial condition or liquidity.

         In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). SFAS 133 addresses the accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and hedging activities. SFAS 133 was postponed by SFAS 137, and now will be effective for the Company as of January 1, 2001. Therefore, it is not included in the accompanying financial statements. The Company has not completed its analysis of the effect of SFAS 133, but management believes that it will not have a material impact on the Company's results of operations, financial condition or liquidity.

3.       FISCAL YEAR CHANGE

         Effective December 31, 1998, the Company changed its fiscal year end from September 30 to December 31. Accordingly, the consolidated financial statements include the results of operations and cash flows for the three-month transition period ended December 31, 1998. Such results are not necessarily indicative of operations for a full year. The consolidated financial statements as of and for the three months ended December 31, 1998 were originally filed as the Company's unaudited Transition Report on Form 10-Q.

         Results for the comparable prior year period are summarized below.

                                                        Three Months Ended
                                                         December 31, 1997
                                                        ------------------
         Investment income                                   59,855,000

         Net investment income                               26,482,000

         Net realized investment gains                       20,935,000

         Total fee income                                    63,984,000

         Pretax income                                       67,654,000

         Net income                                          44,348,000
                                                             ==========

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.       INVESTMENTS

         The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by major category follow:


                                                                      Estimated
                                                  Amortized              Fair
                                                     Cost                Value
                                                --------------      --------------
         AT DECEMBER 31, 1998:

           Securities of the United States
              Government                        $    6,033,000      $    6,272,000
           Mortgage-backed securities              546,790,000         553,990,000
           Securities of public utilities          208,074,000         205,119,000
           Corporate bonds and notes             2,624,330,000       2,616,073,000
           Redeemable preferred stocks               6,125,000           7,507,000
           Other debt securities                   861,388,000         859,879,000
                                                --------------      --------------

              Total                             $4,252,740,000      $4,248,840,000
                                                ==============      ==============

         AT SEPTEMBER 30, 1998:

           Securities of the United States
              Government                        $   84,377,000      $   88,239,000
           Mortgage-backed securities              569,613,000         584,007,000
           Securities of public utilities          108,431,000         106,065,000
           Corporate bonds and notes               883,890,000         884,209,000
           Redeemable preferred stocks               6,125,000           6,888,000
           Other debt securities                   282,427,000         285,346,000
                                                --------------      --------------

              Total                             $1,934,863,000      $1,954,754,000
                                                ==============      ==============

         AT SEPTEMBER 30, 1997:

           Securities of the United States
              Government                        $   18,496,000      $   18,962,000
           Mortgage-backed securities              636,018,000         649,196,000
           Securities of public utilities           22,792,000          22,893,000
           Corporate bonds and notes               984,573,000       1,012,559,000
           Redeemable preferred stocks               6,125,000           6,681,000
           Other debt securities                   274,481,000         275,903,000
                                                --------------      --------------

              Total                             $1,942,485,000      $1,986,194,000
                                                ==============      ==============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.       INVESTMENTS (Continued)

         The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by contractual maturity, as of December 31, 1998, follow:

                                                                  Estimated
                                             Amortized               Fair
                                                Cost                Value
                                           --------------      --------------
         Due in one year or less           $  918,639,000      $  918,419,000
         Due after one year through
             five years                     1,547,743,000       1,546,798,000
         Due after five years through
             ten years                        815,959,000         816,689,000
         Due after ten years                  423,609,000         412,944,000
         Mortgage-backed securities           546,790,000         553,990,000
                                           --------------      --------------

             Total                         $4,252,740,000      $4,248,840,000
                                           ==============      ==============


         Actual maturities of bonds, notes and redeemable preferred stocks will differ from those shown above due to prepayments and redemptions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.       INVESTMENTS (continued)

         Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                                      Gross            Gross
                                                   Unrealized        Unrealized
                                                      Gains            Losses
                                                  ------------      ------------
         AT DECEMBER 31, 1998:

             Securities of the United States
                Government                        $    239,000      $       --
             Mortgage-backed securities              9,398,000        (2,198,000)
             Securities of public utilities            926,000        (3,881,000)
             Corporate bonds and notes              22,227,000       (30,484,000)
             Redeemable preferred stocks             1,382,000              --
             Other debt securities                   2,024,000        (3,533,000)
                                                  ------------      ------------

                Total                             $ 36,196,000      $(40,096,000)
                                                  ============      ============

         AT SEPTEMBER 30, 1998:

             Securities of the United States
                Government                        $  3,862,000      $       --
             Mortgage-backed securities             15,103,000          (709,000)
             Securities of public utilities          2,420,000        (4,786,000)
             Corporate bonds and notes              31,795,000       (31,476,000)
             Redeemable preferred stocks               763,000              --
             Other debt securities                   5,235,000        (2,316,000)
                                                  ------------      ------------

                Total                             $ 59,178,000      $(39,287,000)
                                                  ============      ============

         AT SEPTEMBER 30, 1997:

             Securities of the United States
                Government                        $    498,000      $    (32,000)
             Mortgage-backed securities             14,998,000        (1,820,000)
             Securities of public utilities            141,000           (40,000)
             Corporate bonds and notes              28,691,000          (705,000)
             Redeemable preferred stocks               556,000              --
             Other debt securities                   1,569,000          (147,000)
                                                  ------------      ------------

                Total                             $ 46,453,000      $ (2,744,000)
                                                  ============      ============


         Gross unrealized gains on equity securities available for sale aggregated $10,000, $54,000, and $1,004,000 at December 31, 1998,
         September 30, 1998, and September 30, 1997, respectively. There were no unrealized losses at December 31, 1998, September 30, 1998, or September 30, 1997.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.       INVESTMENTS (Continued)

         Gross realized investment gains and losses on sales of investments are as follows:


                                                                      Years Ended September 30,
                                    Three Months Ended    --------------------------------------------------
                                     December 31, 1998        1998               1997               1996
                                    ------------------    ------------       ------------       ------------
         BONDS, NOTES AND
             REDEEMABLE PREFERRED
             STOCKS:
             Realized gains            $  6,669,000       $ 28,086,000       $ 22,179,000       $ 14,532,000
             Realized losses             (5,324,000)        (4,627,000)       (25,310,000)       (10,432,000)

         COMMON STOCKS:
             Realized gains                  12,000            337,000          4,002,000            511,000
             Realized losses                 (9,000)              --             (312,000)        (3,151,000)

         OTHER INVESTMENTS:
             Realized gains                 573,000          8,824,000          2,450,000          1,135,000

         IMPAIRMENT WRITEDOWNS           (1,650,000)       (13,138,000)       (20,403,000)       (15,950,000)
                                       ------------       ------------       ------------       ------------

         Total net realized
             investment gains
             and losses                $    271,000       $ 19,482,000       $(17,394,000)      $(13,355,000)
                                       ============       ============       ============       ============

         The sources and related amounts of investment income are as follows:

                                                                           Years Ended September 30,
                                       Three Months Ended    --------------------------------------------------
                                        December 31, 1998        1998               1997               1996
                                       ------------------    ------------       ------------       ------------
         Short-term investments           $   4,649,000      $  12,524,000       $  11,780,000       $  10,647,000
         Bonds, notes and
             redeemable preferred
             stocks                          39,660,000        156,140,000         163,038,000         140,387,000
         Mortgage loans                       7,904,000         29,996,000          17,632,000           8,701,000
         Common stocks                             --               34,000              16,000               8,000
         Real estate                             13,000           (467,000)           (296,000)           (196,000)
         Cost-method partnerships               352,000         24,311,000           6,725,000           4,073,000
         Other invested assets                1,700,000           (572,000)         11,864,000           1,011,000
                                          -------------      -------------       -------------       -------------

             Total investment income      $  54,278,000      $ 221,966,000       $ 210,759,000       $ 164,631,000
                                          =============      =============       =============       =============

         Expenses incurred to manage the investment portfolio amounted to $500,000 for the three months ended December 31, 1998, $1,910,000 for the year ended September 30, 1998, $2,050,000 for the year ended September 30, 1997, and $1,737,000 for the year ended September 30, 1996, and are included in General and Administrative Expenses in the income statement.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.       INVESTMENTS (Continued)

         At December 31, 1998, the following investments exceeded 10% of the Company's consolidated shareholder's equity of $74,703,000:

                                                       Amortized              Fair
                                                         Cost                 Value
                                                    --------------      --------------
         General Motors Acceptance Corporation         188,908,000         188,953,000
         Export Development Corporation                114,895,000         114,895,000
         Morgan Stanley Dean Witter                    111,838,000         111,837,000
         Lucent Technologies Inc.                       89,901,000          89,901,000
         Duke Energy Corporation                        89,896,000          89,896,000
         International Lease Finance Corp.              84,965,000          84,965,000
         Ford Motor Corporation                         79,973,000          79,976,000
         Gannet Company                                 79,869,000          79,869,000
         Exxon Asset Management Co.                     78,935,000          78,935,000
         General Electric Capital Corp.                 78,008,000          78,008,000
         Merrill Lynch & Company                        75,040,000          75,042,000
         Koch Industries                                74,939,000          74,939,000
         Government of Canada                           74,928,000          74,927,000
                                                    --------------      --------------

             Total                                  $1,222,095,000      $1,222,143,000
                                                    ==============      ==============

         At December 31, 1998, mortgage loans were collateralized by properties located in 29 states, with loans totaling approximately 20% of the aggregate carrying value of the portfolio secured by properties located in California and approximately 14% by properties located in New York. No more than 8% of the portfolio was secured by properties in any other single state.

         At December 31, 1998, bonds, notes and redeemable preferred stocks included $241,769,000 of bonds and notes not rated investment grade. The Company had no material concentrations of non-investment-grade assets at December 31, 1998.

         At December 31, 1998, the carrying value of investments in default as to the payment of principal or interest was $3,168,000, composed of $2,500,000 of bonds and $668,000 of mortgage loans. Such nonperforming investments had an estimated fair value of $1,918,000.

         As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments. At December 31, 1998, the Company had one outstanding Swap Agreement with a notional principal amount of $21,538,000, which matures in December 2024. The net interest paid amounted to $54,000 for the three months ended December 31, 1998, $278,000 for the year ended September 30, 1998, and $125,000 for the year ended September 30, 1997, and is included in Interest Expense on Guaranteed Investment Contracts in the income statement. There were no outstanding Swap Agreements at September 30, 1996.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.       INVESTMENTS (Continued)

         At December 31, 1998, $5,305,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

5.       FAIR VALUE OF FINANCIAL INSTRUMENTS

         The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for cost-method partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

         The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

         The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

         CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

         BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

         MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

         COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

         COST-METHOD PARTNERSHIPS: Fair value of limited partnerships accounted for by using the cost method is based upon the fair value of the net assets of the partnerships as determined by the general partners.

         VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

         RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

         contracts are valued based on the present value of future cash flows at current pricing rates.

         RESERVES FOR UNIVERSAL LIFE INSURANCE CONTRACTS: Universal life and single premium life contracts are assigned a fair value equal to current net surrender value.

         RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates and is net of the estimated fair value of a hedging Swap Agreement, determined from independent broker quotes.

         RECEIVABLE FROM/PAYABLE TO BROKERS FOR PURCHASES OF SECURITIES: Such obligations represent net transactions of a short-term nature for which the carrying value is considered a reasonable estimate of fair value.

         VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Fair values of contracts in the accumulation phase are based on net surrender values. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates.

         SUBORDINATED NOTES PAYABLE TO PARENT: Fair value is estimated based on the quoted market prices for similar issues.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

         The estimated fair values of the Company's financial instruments at December 31, 1998, September 30, 1998 and 1997, compared with their respective carrying values, are as follows:

                                                          Carrying                 Fair
                                                            Value                 Value
                                                       ---------------      ---------------
         DECEMBER 31, 1998:

         ASSETS:
             Cash and short-term investments           $ 3,303,454,000      $ 3,303,454,000
             Bonds, notes and redeemable
                preferred stocks                         4,248,840,000        4,248,840,000
             Mortgage loans                                388,780,000          411,230,000
             Common stocks                                   1,419,000            1,419,000
             Cost-method partnerships                        4,577,000           12,802,000
             Variable annuity assets held in
                separate accounts                       13,767,213,000       13,767,213,000
             Receivable from brokers for sales
                of securities                               22,826,000           22,826,000

         LIABILITIES:
             Reserves for fixed annuity contracts        5,500,157,000        5,437,045,000
             Reserves for universal life
                insurance contracts                      2,339,194,000        2,339,061,000
             Reserves for guaranteed investment
                contracts                                  306,461,000          306,461,000
             Variable annuity liabilities related
                to separate accounts                    13,767,213,000       13,287,434,000
             Subordinated notes payable to Parent          209,367,000          210,587,000
                                                       ===============      ===============

         SEPTEMBER 30, 1998:

         ASSETS:
             Cash and short-term investments           $   333,735,000      $   333,735,000
             Bonds, notes and redeemable
                preferred stocks                         1,954,754,000        1,954,754,000
             Mortgage loans                                391,448,000          415,981,000
             Common stocks                                     169,000              169,000
             Cost-method partnerships                        4,403,000           12,744,000
             Variable annuity assets held in
                separate accounts                       11,133,569,000       11,133,569,000
             Receivable from brokers for sales
                of securities                               23,904,000           23,904,000

         LIABILITIES:
             Reserves for fixed annuity contracts        2,189,272,000        2,116,874,000
             Reserves for guaranteed investment
                contracts                                  282,267,000          282,267,000
             Payable to brokers for purchases
                of securities                               50,957,000           50,957,000
             Variable annuity liabilities related
                to separate accounts                    11,133,569,000       10,696,607,000
             Subordinated notes payable to Parent           39,182,000           40,550,000
                                                       ===============      ===============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                                          Carrying              Fair
                                                            Value               Value
                                                       --------------      --------------
         SEPTEMBER 30, 1997:

         ASSETS:
             Cash and short-term investments           $  113,580,000      $  113,580,000
             Bonds, notes and redeemable
                preferred stocks                        1,986,194,000       1,986,194,000
             Mortgage loans                               339,530,000         354,495,000
             Common stocks                                  1,275,000           1,275,000
             Cost-method partnerships                      46,880,000          84,186,000
             Variable annuity assets held in
                separate accounts                       9,343,200,000       9,343,200,000
             Receivable from brokers for sales
                of securities                               2,290,000           2,290,000

         LIABILITIES:
             Reserves for fixed annuity contracts       2,098,803,000       2,026,258,000
             Reserves for guaranteed investment
                contracts                                 295,175,000         295,175,000
             Payable to brokers for purchases
                of securities                               2,553,000           2,553,000
             Variable annuity liabilities related
                to separate accounts                    9,343,200,000       9,077,200,000
             Subordinated notes payable to Parent          36,240,000          37,393,000
                                                       ==============      ==============

6.       SUBORDINATED NOTES PAYABLE TO PARENT

         On December 30, 1998, the Company received cash totaling $170,436,000 in exchange for issuance of a surplus note (the "Note") payable to its immediate parent, SunAmerica Life Insurance Company (the "Parent"), which Note has been included in Subordinated Notes Payable to Affiliates in the accompanying consolidated balance sheet. Interest on this note accrues at a rate of 7%.

         Subordinated notes and accrued interest payable to affiliates totaled $209,367,000 at interest rates ranging from 7% to 9% at December 31, 1998, and require principal payments of $23,060,000 in 1999, $5,400,000 in 2000, $10,000,000 in 2001 and $170,436,000 thereafter. On June 30,
         1999, the Parent cancelled the Note and funds received were reclassified to Additional Paid-in Capital.

7.       REINSURANCE

         On August 11, 1998, the Company entered into a modified coinsurance transaction, approved by the Arizona Department of Insurance, which involved the ceding of approximately $5,000,000,000 of variable annuities to ANLIC Insurance Company (Cayman), a Cayman Islands stock life insurance company, effective December 31, 1997. As a part of this transaction, the Company received cash amounting to approximately $188,700,000, and recorded a corresponding reduction of DAC related to the coinsured annuities. As payments were made to the reinsurer, the reduction of DAC was relieved. Certain expenses related to this transaction were charged directly to DAC amortization in the income statement. The net effect of this transaction in the income statement is not material.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

7.       REINSURANCE (Continued)

         On December 31, 1998, the Company recaptured this business. As part of this recapture, the Company paid cash of $170,436,000 and recorded an increase in DAC of $167,202,000 with the balance of $3,234,000 being recorded as DAC amortization in the income statement.

         On December 31, 1998, the Company acquired the individual life business and the individual and group annuity business of MBL Life Assurance Corporation ("MBL Life"), via a 100% coinsurance transaction, for a cash purchase price of $128,420,000. As part of this transaction, the Company acquired assets having an aggregate fair value of $5,718,227,000, composed primarily of invested assets totaling $5,715,010,000. Liabilities assumed in this acquisition totaled $5,831,266,000, including $3,460,503,000 of fixed annuity reserves, $2,308,742,000 of universal life reserves and $24,011,000 of guaranteed investment contract reserves. Reserves for universal life contracts are based on fund value. The excess of the purchase price over the fair value of net assets received amounted to $113,039,000 and is included in Deferred Acquisition Costs in the accompanying consolidated balance sheet.

         This business was assumed from MBL life subject to existing reinsurance ceded agreements. At December 31, 1998, the maximum retention on any single life was $2,000,000, and a total credit of $5,057,000 was taken against the life insurance reserves, representing predominantly yearly renewable term reinsurance. In order to limit even further the exposure to loss on any single insured and to recover an additional portion of the benefits paid over such limits, the Company entered into a reinsurance treaty effective January 1, 1999 under which the Company retains no more than $100,000 of risk on any one insured life. With respect to these coinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements.

         Included in the block of business acquired from MBL Life is approximately $250,000,000 of individual life business and $500,000,000 of group annuity business whose contract owners are residents of New York State ("the New York Business"). Approximately six months subsequent to completion of the transaction, the New York Business will be acquired by the Company's New York affiliate, First SunAmerica Life Insurance Company ("FSA"), via an assumption reinsurance agreement, and the remainder of the business will be acquired by the Company via an assumption reinsurance agreement with MBL Life, which will supersede the coinsurance agreement. The $128,420,000 purchase price will be allocated between the Company and its affiliate based on the estimated future gross profits of the two blocks of business.

8.       CONTINGENT LIABILITIES

         The Company has entered into two agreements in which it has provided liquidity support for certain short-term securities of municipalities by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees at December 31,

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

8.       CONTINGENT LIABILITIES (Continued)

         1998 is $210,000,000. Management does not anticipate any material future losses with respect to these liquidity support facilities. An additional $60,000,000 has been committed to investments in the process of being funded or to be available in the case of certain natural disasters, for which the Company receives a fee.

         The Company is involved in various kinds of litigation common to its businesses. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses relating to such litigation are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position, results of operations or cash flows.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

9.       SHAREHOLDER'S EQUITY

         The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 1998 and September 30, 1998, 3,511 shares were outstanding.

         Changes in shareholder's equity are as follows:


                                                                         Years Ended September 30,
                                        Three Months Ended     -----------------------------------------------------
                                         December 31, 1998          1998               1997                 1996
                                        ------------------     -------------       -------------       -------------
         ADDITIONAL PAID-IN CAPITAL:
             Beginning balances            $ 308,674,000       $ 308,674,000       $ 280,263,000       $ 252,876,000
             Capital contributions
                received                      70,000,000                --            28,411,000          27,387,000
                                           -------------       -------------       -------------       -------------

         Ending balances                   $ 378,674,000       $ 308,674,000       $ 308,674,000       $ 280,263,000
                                           =============       =============       =============       =============

         RETAINED EARNINGS:
             Beginning balances            $ 332,069,000       $ 244,628,000       $ 207,002,000       $ 191,346,000
             Net income                       34,391,000         138,641,000          63,126,000          45,056,000
             Dividend paid                          --           (51,200,000)        (25,500,000)        (29,400,000)
                                           -------------       -------------       -------------       -------------

         Ending balances                   $ 366,460,000       $ 332,069,000       $ 244,628,000       $ 207,002,000
                                           =============       =============       =============       =============

         ACCUMULATED OTHER
             COMPREHENSIVE INCOME
             (LOSS):
                Beginning balances         $   8,415,000       $  18,405,000       $  (5,521,000)      $  (5,673,000)
                Change in net
                   unrealized gains
                   (losses) on debt
                   securities
                   available for sale        (23,791,000)        (23,818,000)         57,463,000          (2,904,000)
                Change in net
                   unrealized gains
                   (losses) on equity
                   securities
                   available for sale            (44,000)           (950,000)            (55,000)          3,538,000
                Change in adjustment
                   to deferred
                   acquisition costs           8,400,000           9,400,000         (20,600,000)           (400,000)
                Tax effects of net
                   changes                     5,401,000           5,378,000         (12,882,000)            (82,000)
                                           -------------       -------------       -------------       -------------

         Ending balances                   $  (1,619,000)      $   8,415,000       $  18,405,000       $  (5,521,000)
                                           =============       =============       =============       =============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

9.       SHAREHOLDER'S EQUITY (Continued)

         Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. Dividends in the amounts of $51,200,000, $25,500,000 and $29,400,000 were paid on June 4, 1998, April 1, 1997 and March 18, 1996, respectively. No dividends were paid in the three months ended December 31, 1998.

         Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net loss for the year ended December 31, 1998 was $98,766,000. The statutory net income for the year ended December 31, 1997 totaled $74,407,000, and the statutory net income for the year ended December 31, 1996 was $27,928,000. The Company's statutory capital and surplus totaled $443,394,000 at December 31, 1998, $537,542,000 at September 30, 1998, $567,979,000 at
         December 31, 1997 and $311,176,000 at December 31, 1996.

10.      INCOME TAXES

         The components of the provisions for federal income taxes on pretax income consist of the following:


                                                    Net Realized
                                                     Investment
                                                   Gains (Losses)       Operations            Total
                                                   --------------      ------------       ------------
         Three months ended December 31, 1998:

         Currently payable                          $    740,000       $  3,421,000       $  4,161,000
         Deferred                                       (620,000)        16,565,000         15,945,000
                                                    ------------       ------------       ------------

             Total income tax expense               $    120,000       $ 19,986,000       $ 20,106,000
                                                    ============       ============       ============

         Year ended September 30, 1998:

         Currently payable                          $  4,221,000       $ 32,743,000       $ 36,964,000
         Deferred                                       (550,000)        34,637,000         34,087,000
                                                    ------------       ------------       ------------

             Total income tax expense               $  3,671,000       $ 67,380,000       $ 71,051,000
                                                    ============       ============       ============

         Year ended September 30, 1997:

         Currently payable                          $ (3,635,000)      $ 50,828,000       $ 47,193,000
         Deferred                                     (2,258,000)       (13,766,000)       (16,024,000)
                                                    ------------       ------------       ------------

             Total income tax expense               $ (5,893,000)      $ 37,062,000       $ 31,169,000
                                                    ============       ============       ============

         Year ended September 30, 1996:

         Currently payable                          $  5,754,000       $ 21,849,000       $ 27,603,000
         Deferred                                    (10,347,000)         6,996,000         (3,351,000)
                                                    ------------       ------------       ------------

             Total income tax expense               $ (4,593,000)      $ 28,845,000       $ 24,252,000
                                                    ============       ============       ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

10.      INCOME TAXES (Continued)

         Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                                                            Years Ended September 30,
                                         Three Months Ended    ---------------------------------------------------
                                          December 31, 1998        1998              1997                1996
                                         ------------------    ------------       ------------       ------------
         Amount computed at
             statutory rate                 $ 19,074,000       $ 73,392,000       $ 33,003,000       $ 24,258,000
         Increases (decreases)
             resulting from:
                Amortization of
                   differences between
                   book and tax bases
                   of net assets
                   acquired                      146,000            460,000            666,000            464,000
                State income taxes,
                   net of federal tax
                   benefit                     1,183,000          5,530,000          1,950,000          2,070,000
                Dividends-received
                   deduction                    (345,000)        (7,254,000)        (4,270,000)        (2,357,000)
                Tax credits                                      (1,296,000)          (318,000)          (257,000)
                Other, net                        48,000            219,000            138,000             74,000
                                            ------------       ------------       ------------       ------------

                Total income tax
                   expense                  $ 20,106,000       $ 71,051,000       $ 31,169,000       $ 24,252,000
                                            ============       ============       ============       ============


         For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a memorandum policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,300,000 at December 31, 1998. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

10.      INCOME TAXES (Continued)

         Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for Deferred Income Taxes are as follows:

                                                                         At September 30,
                                              December 31,       ---------------------------------
                                                  1998               1998                1997
                                             -------------       -------------       -------------
         DEFERRED TAX LIABILITIES:
         Investments                         $  18,174,000       $  17,643,000       $  13,160,000
         Deferred acquisition costs            222,943,000         223,392,000         154,949,000
         State income taxes                      3,143,000           2,873,000           1,777,000
         Other liabilities                      13,906,000             144,000                --
         Net unrealized gains on debt
             and equity securities
             available for sale                       --             4,531,000           9,910,000
                                             -------------       -------------       -------------

             Total deferred tax
                liabilities                    258,166,000         248,583,000         179,796,000
                                             -------------       -------------       -------------

         DEFERRED TAX ASSETS:
         Contractholder reserves              (148,587,000)       (149,915,000)       (108,090,000)
         Guaranty fund assessments              (2,935,000)         (2,910,000)         (2,707,000)
         Other assets                                 --                  --            (1,952,000)
         Net unrealized losses on
             debt and equity securities
             available for sale                   (872,000)               --                  --
                                             -------------       -------------       -------------

             Total deferred tax assets        (152,394,000)       (152,825,000)       (112,749,000)
                                             -------------       -------------       -------------

             Deferred income taxes           $ 105,772,000       $  95,758,000       $  67,047,000
                                             =============       =============       =============


11.      ADOPTION OF NEW ACCOUNTING STANDARD

         Effective October 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130") which requires the reporting of comprehensive income in addition to net income from operations. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. The adoption of SFAS 130 did not have an impact on the Company's results of operations, financial condition or liquidity. Comprehensive income amounts for the prior year are disclosed to conform to the current year's presentation.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

11.      ADOPTION OF NEW ACCOUNTING STANDARD (Continued)

         The before tax, after tax, and tax benefit (expense) amounts for each component of the increase or decrease in unrealized losses or gains on debt and equity securities available for sale for both the current and prior periods are summarized below:

                                                                     Tax Benefit
                                                   Before Tax         (Expense)         Net of Tax
                                                  ------------       ------------       ------------
         THREE MONTHS ENDED DECEMBER 31,
         1998:

         Net unrealized losses on debt
             and equity securities available
             for sale identified in the
             current period                       $(24,345,000)      $  8,521,000       $(15,824,000)

         Increase in deferred acquisition
             cost adjustment identified in
             the current period                      8,579,000         (3,004,000)         5,575,000
                                                  ------------       ------------       ------------

         Subtotal                                  (15,766,000)         5,517,000        (10,249,000)
                                                  ------------       ------------       ------------

         Reclassification adjustment for:
             Net realized losses included
                in net income                          510,000           (179,000)           331,000
             Related change in deferred
                acquisition costs                     (179,000)            63,000           (116,000)
                                                  ------------       ------------       ------------
             Total reclassification
                adjustment                             331,000           (116,000)           215,000
                                                  ------------       ------------       ------------

         Total other comprehensive loss           $(15,435,000)      $  5,401,000       $(10,034,000)
                                                  ============       ============       ============

         YEAR ENDED SEPTEMBER 30, 1998:

         Net unrealized gains on debt
             and equity securities available
             for sale identified in the
             current period                       $(10,281,000)      $  3,598,000       $ (6,683,000)

         Decrease in deferred acquisition
             cost adjustment identified in
             the current period                      4,086,000         (1,430,000)         2,656,000
                                                  ------------       ------------       ------------

         Subtotal                                   (6,195,000)         2,168,000         (4,027,000)
                                                  ------------       ------------       ------------

         Reclassification adjustment for:
             Net realized gains included
                in net income                      (14,487,000)         5,070,000         (9,417,000)
             Related change in deferred
                acquisition costs                    5,314,000         (1,860,000)         3,454,000
                                                  ------------       ------------       ------------
             Total reclassification
                adjustment                          (9,173,000)         3,210,000         (5,963,000)
                                                  ------------       ------------       ------------

         Total other comprehensive loss           $(15,368,000)      $  5,378,000       $ (9,990,000)
                                                  ============       ============       ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.      ADOPTION OF NEW ACCOUNTING STANDARD (Continued)


                                                                     Tax Benefit
                                                   Before Tax         (Expense)          Net of Tax
                                                  ------------       ------------       ------------
         YEAR ENDED SEPTEMBER 30,1997:

         Net unrealized losses on debt
             and equity securities available
             for sale identified in the
             current period                       $ 40,575,000       $(14,201,000)      $ 26,374,000

         Increase in deferred acquisition
             cost adjustment identified in
             the current period                    (15,031,000)         5,262,000         (9,769,000)
                                                  ------------       ------------       ------------

         Subtotal                                   25,544,000         (8,939,000)        16,605,000
                                                  ------------       ------------       ------------

         Reclassification adjustment for:
             Net realized losses included
                in net income                       16,832,000         (5,891,000)        10,941,000
             Related change in deferred
                acquisition costs                   (5,569,000)         1,949,000         (3,620,000)
                                                  ------------       ------------       ------------
             Total reclassification
                adjustment                          11,263,000         (3,942,000)         7,321,000
                                                  ------------       ------------       ------------

         Total other comprehensive
             income                               $ 36,807,000       $(12,881,000)      $ 23,926,000
                                                  ============       ============       ============

         YEAR ENDED SEPTEMBER 30, 1996:

         Net unrealized gains on debt
             and equity securities available
             for sale identified in the
             current period                       $(26,189,000)      $  9,166,000       $(17,023,000)

         Decrease in deferred acquisition
             cost adjustment identified in
             the current period                      8,858,000         (3,100,000)         5,758,000
                                                  ------------       ------------       ------------

         Subtotal                                  (17,331,000)         6,066,000        (11,265,000)
                                                  ------------       ------------       ------------

         Reclassification adjustment for:
             Net realized gains included
                in net income                       26,823,000         (9,388,000)        17,435,000
             Related change in deferred
                acquisition costs                   (9,258,000)         3,240,000         (6,018,000)
                                                  ------------       ------------       ------------
             Total reclassification
                adjustment                          17,565,000         (6,148,000)        11,417,000
                                                  ------------       ------------       ------------

         Total other comprehensive
             income                               $    234,000       $    (82,000)      $    152,000
                                                  ============       ============       ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.      RELATED-PARTY MATTERS

         The Company pays commissions to five affiliated companies: SunAmerica Securities, Inc.; Advantage Capital Corp.; Financial Services Corp.; Sentra Securities Corp.; and Spelman & Co. Inc. Commissions paid to these broker-dealers totaled $6,977,000 in the three months ended December 31, 1998, and $32,946,000, $25,492,000, and $16,906,000 in the
         years ended September 30, 1998, 1997 and 1996, respectively. These broker-dealers, when combined with the Company's wholly owned broker-dealer, represent a significant portion of the Company's business, amounting to approximately 35.6%, 33.6%, 36.1%, and 38.3% of premiums in the three months ended December 31, 1998, and the years ended September 30, 1998, 1997, and 1996, respectively. The Company also sells its products through unaffiliated broker-dealers, the largest two of which represented approximately 14.7% and 9.4% of premiums in the three months ended December 31, 1998, 17.3% and 8.4% of premiums in the year ended September 30, 1998, 19.2% and 10.1% in the year ended September 30, 1997, and 19.7% and 10.2% in the year ended September 30, 1996, respectively.

         The Company purchases administrative, investment management, accounting, marketing and data processing services from SunAmerica Financial, whose purpose is to provide services to the Company and its affiliates. Amounts paid for such services totaled $21,593,000 for the three months ended December 31, 1998, $84,975,000 for the year ended September 30, 1998, $86,116,000 for the year ended September 30, 1997 and $65,351,000 for the year ended September 30, 1996. The marketing component of such costs during these periods amounted to $9,906,000, $39,482,000, $31,968,000 and $17,442,000, respectively, and are deferred and amortized as part of Deferred Acquisition Costs. The other components of such costs are included in General and Administrative Expenses in the income statement.

         At December 31, 1998, the Company held bonds with a fair value of $84,965,000 which were issued by its affiliate, International Lease Finance Corp. The amortized cost of these bonds is equal to the fair value.

         For the three months ended December 31, 1998, the Company made no purchases or sales of invested assets to the Parent or its affiliates.

         During the year ended September 30, 1998, the Company sold various invested assets to the Parent for cash equal to their current market value of $64,431,000. The Company recorded a net gain aggregating $16,388,000 on such transactions.

         During the year ended September 30, 1998, the Company purchased certain invested assets from the Parent, SunAmerica Life Insurance Company and CalAmerica Life Insurance Company for cash equal to their current market value, which aggregated $20,666,000, $10,468,000 and $61,000, respectively.

         During the year ended September 30, 1997, the Company sold various invested assets to SunAmerica Life Insurance Company and to CalAmerica Life Insurance Company for cash equal to their current market value of $15,776,000 and $15,000, respectively. The Company recorded a net gain aggregating $276,000 on such transactions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

12.      RELATED-PARTY MATTERS (Continued)

         During the year ended September 30, 1997, the Company purchased certain invested assets from SunAmerica Life Insurance Company and CalAmerica Life Insurance Company for cash equal to their current market value of $8,717,000 and $284,000, respectively.

         During the year ended September 30, 1996, the Company sold various invested assets to the Parent and to SunAmerica Life Insurance Company for cash equal to their current market value of $274,000 and $47,321,000, respectively. The Company recorded a net loss aggregating $3,000 on such transactions.

         During the year ended September 30, 1996, the Company purchased certain invested assets from SunAmerica Life Insurance Company for cash equal to their current market value, which aggregated $28,379,000.

13.      BUSINESS SEGMENTS

         Summarized data for the Company's business segments follow:

                                                                    Total
                                                                 depreciation
                                                                     and
                                                 Total           amortization           Pretax                 Total
                                                revenues           expense              income                assets
                                              ------------       ------------        ------------         ---------------
         THREE MONTHS ENDED
         DECEMBER 31, 1998:
         Annuity operations                   $103,626,000        $23,236,000        $ 45,962,000         $22,982,323,000
         Broker-dealer
             operations                         11,279,000            561,000           4,444,000              59,537,000
         Asset management
             operations                         22,974,000          4,204,000           4,091,000             104,473,000
                                              ------------        -----------        ------------         ---------------

         Total                                $137,879,000        $28,001,000        $ 54,497,000         $23,146,333,000
                                              ============        ===========        ============         ===============

         YEAR ENDED
         SEPTEMBER 30, 1998:
         Annuity operations                   $443,407,000        $60,731,000        $178,120,000         $14,389,922,000
         Broker-dealer
             operations                         47,363,000          1,770,000          22,401,000              55,870,000
         Asset management
             operations                         41,040,000         14,780,000           9,171,000             104,476,000
                                              ------------        -----------        ------------         ---------------

         Total                                $531,810,000        $77,281,000        $209,692,000         $14,550,268,000
                                              ============        ===========        ============         ===============

         YEAR ENDED
         SEPTEMBER 30, 1997:
         Annuity operations                   $332,845,000        $55,675,000        $ 74,792,000         $12,440,311,000
         Broker-dealer
             operations                         38,005,000            689,000          16,705,000              51,400,000
         Asset management
             operations                         35,661,000         16,357,000           2,798,000              81,518,000
                                              ------------        -----------        ------------         ---------------

         Total                                $406,511,000        $72,721,000        $ 94,295,000         $12,573,229,000
                                              ============        ===========        ============         ===============

         YEAR ENDED
         SEPTEMBER 30, 1996:
         Annuity operations                   $256,681,000        $43,974,000        $ 53,827,000         $ 9,092,770,000
         Broker-dealer
             operations                         31,053,000            449,000          13,033,000              37,355,000
         Asset management
             operations                         33,047,000         18,295,000           2,448,000              74,410,000
                                              ------------        -----------        ------------         ---------------

         Total                                $320,781,000        $62,718,000        $ 69,308,000         $ 9,204,535,000
                                              ============        ===========        ============         ===============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

14.      SUBSEQUENT EVENTS

         On June 30, 1999, the Parent cancelled the $170,436,000 Note and funds received were reclassified to Additional Paid-in Capital. Also on June 30, 1999, the Parent forgave the total interest earned on the Note of $4,971,000.

         On July 1, 1999, the New York Business acquired from MBL Life was transferred to FSA via an assumption reinsurance agreement and the remainder of the business converted to assumption reinsurance, which superseded the coinsurance arrangement. As part of this transfer, invested assets equal to $675,303,000, life reserves equal to $282,947,000, group pension reserves equal to $404,318,000, and other net assets of $11,962,000 were transferred to FSA. The $128,420,000 purchase price was allocated between the Company and FSA based on the estimated future gross profits of the two blocks of business. The portion allocated to FSA was $10,000,000.

         As of August 1, 1999, the Company ceded $6,444,871,000 billion of variable annuity liabilities through a modified coinsurance transaction to ANLIC Insurance Company (Hawaii). As part of this transaction, the Company received $150,000,000 on September 9, 1999, which was credited to Deferred Amortization Costs in the balance sheet to eliminate the unamortized costs previously deferred with respect to the ceded business.

         On September 9, 1999, the Company paid $170,500,000 to its Parent as a return of capital. On September 14, 1999, the Parent contributed additional capital of $54,250,000 to the Company.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Anchor National Life Insurance Company

     In our opinion, the accompanying consolidated balance sheet and the related consolidated income statement and statement of cash flows present fairly, in all material respects, the financial position of Anchor National Life Insurance Company and its subsidiaries (the "Company")at September 30, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended September 30, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Los Angeles, California
November 9, 1998

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEET

                                                                    AT SEPTEMBER 30,
                                                           ----------------------------------
                                                                1998               1997
                                                           ---------------    ---------------
ASSETS
Investments:
  Cash and short-term investments........................  $   333,735,000    $   113,580,000
  Bonds, notes and redeemable preferred stocks available
     for sale, at fair value (amortized cost: 1998,
     $1,934,863,000; 1997, $1,942,485,000)...............    1,954,754,000      1,986,194,000
  Mortgage loans.........................................      391,448,000        339,530,000
  Common stocks available for sale, at fair value (cost:
     1998, $115,000; 1997, $271,000).....................          169,000          1,275,000
  Real estate............................................       24,000,000         24,000,000
  Other invested assets..................................       30,636,000        143,722,000
                                                           ---------------    ---------------
  Total investments......................................    2,734,742,000      2,608,301,000
                                                           ---------------    ---------------
Variable annuity assets held in separate accounts........   11,133,569,000      9,343,200,000
Accrued investment income................................       26,408,000         21,759,000
Deferred acquisition costs...............................      539,850,000        536,155,000
Income taxes currently receivable........................        5,869,000                 --
Other assets.............................................       85,926,000         61,524,000
                                                           ---------------    ---------------
TOTAL ASSETS.............................................  $14,526,364,000    $12,570,939,000
                                                           ===============    ===============

LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
  Reserves for fixed annuity contracts...................  $ 2,189,272,000    $ 2,098,803,000
  Reserves for guaranteed investment contracts...........      282,267,000        295,175,000
  Payable to brokers for purchases of securities.........       27,053,000            263,000
  Income taxes currently payable.........................               --         32,265,000
  Other liabilities......................................      106,594,000        122,728,000
                                                           ---------------    ---------------
  Total reserves, payables and accrued
    liabilities..........................................    2,605,186,000      2,549,234,000
                                                           ---------------    ---------------
Variable annuity liabilities related to separate
  accounts...............................................   11,133,569,000      9,343,200,000
                                                           ---------------    ---------------
Subordinated notes payable to Parent.....................       39,182,000         36,240,000
                                                           ---------------    ---------------
Deferred income taxes....................................       95,758,000         67,047,000
                                                           ---------------    ---------------
Shareholder's equity:
  Common Stock...........................................        3,511,000          3,511,000
  Additional paid-in capital.............................      308,674,000        308,674,000
  Retained earnings......................................      332,069,000        244,628,000
  Net unrealized gains on debt and equity securities
     available for sale..................................        8,415,000         18,405,000
                                                           ---------------    ---------------
  Total shareholder's equity.............................      652,669,000        575,218,000
                                                           ---------------    ---------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY...............  $14,526,364,000    $12,570,939,000
                                                           ===============    ===============

                            See accompanying notes.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                         CONSOLIDATED INCOME STATEMENT

                                                        YEARS ENDED SEPTEMBER 30,
                                             -----------------------------------------------
                                                 1998             1997             1996
                                             -------------    -------------    -------------
Investment income..........................  $ 221,966,000    $ 210,759,000    $ 164,631,000
                                             -------------    -------------    -------------
Interest expense on:
  Fixed annuity contracts..................   (112,695,000)    (109,217,000)     (82,690,000)
  Guaranteed investment contracts..........    (17,787,000)     (22,650,000)     (19,974,000)
  Senior indebtedness......................     (1,498,000)      (2,549,000)      (2,568,000)
Subordinated notes payable to Parent.......     (3,114,000)      (3,142,000)      (2,556,000)
                                             -------------    -------------    -------------
Total interest expense.....................   (135,094,000)    (137,558,000)    (107,788,000)
                                             -------------    -------------    -------------
NET INVESTMENT INCOME......................     86,872,000       73,201,000       56,843,000
                                             -------------    -------------    -------------
NET REALIZED INVESTMENT GAINS
  (LOSSES).................................     19,482,000      (17,394,000)     (13,355,000)
                                             -------------    -------------    -------------
Fee income:
  Variable annuity fees....................    200,867,000      139,492,000      103,970,000
  Net retained commissions.................     48,561,000       39,143,000       31,548,000
  Asset management fees....................     29,592,000       25,764,000       25,413,000
  Surrender charges........................      7,404,000        5,529,000        5,184,000
  Other fees...............................      3,938,000        3,218,000        3,390,000
                                             -------------    -------------    -------------
TOTAL FEE INCOME...........................    290,362,000      213,146,000      169,505,000
                                             -------------    -------------    -------------
GENERAL AND ADMINISTRATIVE
  EXPENSES.................................    (96,102,000)     (98,802,000)     (81,552,000)
                                             -------------    -------------    -------------
AMORTIZATION OF DEFERRED
  ACQUISITION COSTS........................    (72,713,000)     (66,879,000)     (57,520,000)
                                             -------------    -------------    -------------
ANNUAL COMMISSIONS.........................    (18,209,000)      (8,977,000)      (4,613,000)
                                             -------------    -------------    -------------
PRETAX INCOME..............................    209,692,000       94,295,000       69,308,000
Income tax expense.........................    (71,051,000)     (31,169,000)     (24,252,000)
                                             -------------    -------------    -------------
NET INCOME.................................  $ 138,641,000    $  63,126,000    $  45,056,000
                                             =============    =============    =============

                            See accompanying notes.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                            YEARS ENDED SEPTEMBER 30,
                                                              -----------------------------------------------------
                                                                   1998               1997               1996
                                                              ---------------    ---------------    ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $   138,641,000    $    63,126,000    $    45,056,000
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Interest credited to:
      Fixed annuity contracts...............................      112,695,000        109,217,000         82,690,000
      Guaranteed investment contracts.......................       17,787,000         22,650,000         19,974,000
    Net realized investment (gains) losses..................      (19,482,000)        17,394,000         13,355,000
    Amortization (accretion) of net premiums (discounts) on
      investments...........................................          447,000        (18,576,000)        (8,976,000)
    Amortization of goodwill................................        1,422,000          1,187,000          1,169,000
    Provision for deferred income taxes.....................       34,087,000        (16,024,000)        (3,351,000)
  Change in:
    Accrued investment income...............................       (4,649,000)        (2,084,000)        (5,483,000)
    Deferred acquisition costs..............................     (160,926,000)      (113,145,000)       (60,941,000)
    Other assets............................................      (19,374,000)       (14,598,000)        (8,000,000)
    Income taxes currently payable..........................      (38,134,000)        10,779,000          5,766,000
    Other liabilities.......................................       (2,248,000)        14,187,000          5,474,000
  Other, net................................................       (5,599,000)           418,000           (129,000)
                                                              ---------------    ---------------    ---------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................       54,667,000         74,531,000         86,604,000
                                                              ---------------    ---------------    ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Premium receipts on:
    Fixed annuity contracts.................................    1,512,994,000      1,097,937,000        741,774,000
    Guaranteed investment contracts.........................        5,619,000         55,000,000        134,967,000
  Net exchanges from the fixed accounts of variable annuity
    contracts...............................................   (1,303,790,000)      (620,367,000)      (236,705,000)
  Withdrawal payments on:
    Fixed annuity contracts.................................     (191,690,000)      (242,589,000)      (263,614,000)
    Guaranteed investment contracts.........................      (36,313,000)      (198,062,000)       (16,492,000)
  Claims and annuity payments on fixed annuity contracts....      (40,589,000)       (35,731,000)       (31,107,000)
  Net receipts from (repayments of) other short-term
    financings..............................................      (10,944,000)        34,239,000       (119,712,000)
  Net receipts from a modified coinsurance transaction......      166,631,000                 --                 --
  Capital contributions received............................               --         28,411,000         27,387,000
  Dividends paid............................................      (51,200,000)       (25,500,000)       (29,400,000)
                                                              ---------------    ---------------    ---------------
NET CASH PROVIDED BY FINANCING ACTIVITIES...................       50,718,000         93,338,000        207,098,000
                                                              ---------------    ---------------    ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of:
    Bonds, notes and redeemable preferred stocks............  $(1,970,502,000)   $(2,566,211,000)   $(1,937,890,000)
    Mortgage loans..........................................     (131,386,000)      (266,771,000)       (15,000,000)
    Other investments, excluding short-term investments.....               --        (75,556,000)       (36,770,000)
  Sales of:
    Bonds, notes and redeemable preferred stocks............    1,602,079,000      2,299,063,000      1,241,928,000
    Real estate.............................................               --                 --            900,000
    Other investments, excluding short-term investments.....       42,458,000          6,421,000          4,937,000
  Redemptions and maturities of:
    Bonds, notes and redeemable preferred stocks............      424,393,000        376,847,000        288,969,000
    Mortgage loans..........................................       80,515,000         25,920,000         11,324,000
    Other investments, excluding short-term investments.....       67,213,000         23,940,000         20,749,000
                                                              ---------------    ---------------    ---------------
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES............      114,770,000       (176,347,000)      (420,853,000)
                                                              ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN CASH AND SHORT-TERM
  INVESTMENTS...............................................      220,155,000         (8,478,000)      (127,151,000)
                                                              ---------------    ---------------    ---------------
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD......      113,580,000        122,058,000        249,209,000
                                                              ---------------    ---------------    ---------------
CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD............  $   333,735,000    $   113,580,000    $   122,058,000
                                                              ===============    ===============    ===============
SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid on indebtedness.............................  $     3,912,000    $     7,032,000    $     5,982,000
                                                              ===============    ===============    ===============
  Net income taxes paid.....................................  $    74,932,000    $    36,420,000    $    22,031,000
                                                              ===============    ===============    ===============

                             See accompanying notes

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

     Anchor National Life Insurance Company (the "Company") is a wholly owned indirect subsidiary of SunAmerica Inc. (the "Parent"). The Company is an Arizona-domiciled life insurance company and conducts its business through three segments: annuity operations, asset management operations and broker-dealer operations. Annuity operations include the sale and administration of fixed and variable annuities and guaranteed investment contracts. Asset management operations, which includes the sale and management of mutual funds, is conducted by SunAmerica Asset Management Corp. Broker-dealer operations include the sale of securities and financial services products, and are conducted by Royal Alliance Associates, Inc.

     The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets managed in mutual funds and held in separate accounts.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION: The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles and include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period amounts have been reclassified to conform with the 1998 presentation.

     The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

     INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

     Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

     Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Real estate is carried at the lower of cost or fair value. Other invested assets include investments in limited partnerships, which are accounted for by using the cost method of accounting; separate account investments; leveraged leases; policy loans, which are carried at unpaid balances; and collateralized mortgage obligation residuals.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

     INTEREST RATE SWAP AGREEMENTS: The net differential to be paid or received on interest rate swap agreements ("Swap Agreements") entered into to reduce the impact of changes in interest rates is recognized over the lives of the agreements, and such differential is classified as Investment Income or Interest Expense in the income statement. Initially, Swap Agreements are designated as hedges and, therefore, are not marked to market. However, when a hedged asset/liability is sold or repaid before the related Swap Agreement matures, the Swap Agreement is marked to market and any gain/loss is classified with any gain/loss realized on the disposition of the hedged asset/liability. Subsequently, the Swap Agreement is marked to market and the resulting change in fair value is included in Investment Income in the income statement. When a Swap Agreement that is designated as a hedge is terminated before its contractual maturity, any resulting gain/loss is credited/charged to the carrying value of the asset/liability that it hedged and is treated as a premium/discount for the remaining life of the asset/liability.

     DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, variable annuity fees, surrender charges and direct administrative expenses. Costs incurred to sell mutual funds are also deferred and amortized over the estimated lives of the funds obtained. Deferred acquisition costs ("DAC") consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

     As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains/losses on debt and equity securities available for sale that is credited or charged directly to shareholder's equity. DAC have been decreased by $7,000,000 at September 30, 1998 and $16,400,000 at September 30, 1997 for this adjustment.

     VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

     GOODWILL: Goodwill, amounting to $23,339,000 at September 30, 1998, is amortized by using the straight-line method over periods averaging 25 years and is included in Other Assets in the balance sheet. Goodwill is evaluated for impairment when events or changes in economic conditions indicate that the carrying amount may not be recoverable.

     CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts and guaranteed investment contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees).

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     FEE INCOME: Variable annuity fees, asset management fees and surrender charges are recorded in income as earned. Net retained commissions are recognized as income on a trade date basis.

     INCOME TAXES: The Company is included in the consolidated federal income tax return of the Parent and files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

     RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1997, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130") and Statement of Financial Accounting Standards No. 131, "Disclosure about Segments of an Enterprise and Related Information" ("SFAS 131").

     SFAS 130 establishes standards for reporting comprehensive income and its components in a full set of general purpose financial statements. SFAS 130 is effective for the Company as of October 1, 1998 and is not included in these financial statements.

     SFAS 131 establishes standards for the disclosure of information about the Company's operating segments. SFAS 131 is effective for the year ending September 30, 1999 and is not included in these financial statements.

     Implementation of SFAS 130 and SFAS 131 will not have an impact on the Company's results of operations, financial condition or liquidity.

     In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). SFAS 133 addresses the accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and hedging activities. SFAS 133 is effective for the Company as of October 1, 1999 and is not included in these financial statements. The Company has not completed its analysis of the effect of SFAS 133, but management believes that it will not have a material impact on the Company's results of operations, financial condition or liquidity.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

3. INVESTMENTS

     The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                                       AMORTIZED         ESTIMATED
                                                          COST           FAIR VALUE
                                                     --------------    --------------
AT SEPTEMBER 30, 1998:
  Securities of the United States Government.......  $   84,377,000    $   88,239,000
  Mortgage-backed securities.......................     569,613,000       584,007,000
  Securities of public utilities...................     108,431,000       106,065,000
  Corporate bonds and notes........................     883,890,000       884,209,000
  Redeemable preferred stocks......................       6,125,000         6,888,000
  Other debt securities............................     282,427,000       285,346,000
                                                     --------------    --------------
          Total....................................  $1,934,863,000    $1,954,754,000
                                                     ==============    ==============
AT SEPTEMBER 30, 1997:
  Securities of the United States Government.......  $   18,496,000    $   18,962,000
  Mortgage-backed securities.......................     636,018,000       649,196,000
  Securities of public utilities...................      22,792,000        22,893,000
  Corporate bonds and notes........................     984,573,000     1,012,559,000
  Redeemable preferred stocks......................       6,125,000         6,681,000
  Other debt securities............................     274,481,000       275,903,000
                                                     --------------    --------------
          Total....................................  $1,942,485,000    $1,986,194,000
                                                     ==============    ==============

     The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by contractual maturity, as of September 30, 1998, follow:

                                                       AMORTIZED         ESTIMATED
                                                          COST           FAIR VALUE
                                                     --------------    --------------
Due in one year or less............................  $   19,124,000    $   19,319,000
Due after one year through five years..............     313,396,000       318,943,000
Due after five years through ten years.............     744,740,000       750,286,000
Due after ten years................................     287,990,000       282,199,000
Mortgage-backed securities.........................     569,613,000       584,007,000
                                                     --------------    --------------
          Total....................................  $1,934,863,000    $1,954,754,000
                                                     ==============    ==============

     Actual maturities of bonds, notes and redeemable preferred stocks will differ from those shown above due to prepayments and redemptions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

3. INVESTMENTS (CONTINUED)
     Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                                            GROSS          GROSS
                                                         UNREALIZED      UNREALIZED
                                                            GAINS          LOSSES
                                                         -----------    ------------
AT SEPTEMBER 30, 1998:
  Securities of the United States Government...........  $ 3,862,000    $         --
  Mortgage-backed securities...........................   15,103,000        (709,000)
  Securities of public utilities.......................    2,420,000      (4,786,000)
  Corporate bonds and notes............................   31,795,000     (31,476,000)
  Redeemable preferred stocks..........................      763,000              --
  Other debt securities................................    5,235,000      (2,316,000)
                                                         -----------    ------------
          Total........................................  $59,178,000    $(39,287,000)
                                                         ===========    ============
AT SEPTEMBER 30, 1997:
  Securities of the United States Government...........  $   498,000    $    (32,000)
  Mortgage-backed securities...........................   14,998,000      (1,820,000)
  Securities of public utilities.......................      141,000         (40,000)
  Corporate bonds and notes............................   28,691,000        (705,000)
  Redeemable preferred stocks..........................      556,000              --
  Other debt securities................................    1,569,000        (147,000)
                                                         -----------    ------------
          Total........................................  $46,453,000    $ (2,744,000)
                                                         ===========    ============

     Gross unrealized gains on equity securities available for sale aggregated $54,000 and $1,004,000 at September 30, 1998 and 1997, respectively. There were no unrealized losses at September 30, 1998 and 1997.

     Gross realized investment gains and losses on sales of investments are as follows:

                                                  YEARS ENDED SEPTEMBER 30,
                                         -------------------------------------------
                                            1998            1997            1996
                                         -----------    ------------    ------------
BONDS, NOTES AND REDEEMABLE PREFERRED
  STOCKS:
  Realized gains.......................  $28,086,000    $ 22,179,000    $ 14,532,000
  Realized losses......................   (4,627,000)    (25,310,000)    (10,432,000)

COMMON STOCKS:
  Realized gains.......................      337,000       4,002,000         511,000
  Realized losses......................           --        (312,000)     (3,151,000)

OTHER INVESTMENTS:
  Realized gains.......................    8,824,000       2,450,000       1,135,000

IMPAIRMENT WRITEDOWNS..................  (13,138,000)    (20,403,000)    (15,950,000)
                                         -----------    ------------    ------------
          Total net realized investment
            gains and losses...........  $19,482,000    $(17,394,000)   $(13,355,000)
                                         ===========    ============    ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

3. INVESTMENTS (CONTINUED)
     The sources and related amounts of investment income are as follows:

                                                 YEARS ENDED SEPTEMBER 30,
                                        --------------------------------------------
                                            1998            1997            1996
                                        ------------    ------------    ------------
Short-term investments................  $ 12,524,000    $ 11,780,000    $ 10,647,000
Bonds, notes and redeemable preferred
  stocks..............................   156,140,000     163,038,000     140,387,000
Mortgage loans........................    29,996,000      17,632,000       8,701,000
Common stocks.........................        34,000          16,000           8,000
Real estate...........................      (467,000)       (296,000)       (196,000)
Cost-method partnerships..............    24,311,000       6,725,000       4,073,000
Other invested assets.................      (572,000)     11,864,000       1,011,000
                                        ------------    ------------    ------------
          Total investment income.....  $221,966,000    $210,759,000    $164,631,000
                                        ============    ============    ============

     Expenses incurred to manage the investment portfolio amounted to $1,910,000 for the year ended September 30, 1998, $2,050,000 for the year ended September 30, 1997, and $1,737,000 for the year ended September 30, 1996, and are included in General and Administrative Expenses in the income statement.

     At September 30, 1998, no investment exceeded 10% of the Company's consolidated shareholder's equity.

     At September 30, 1998, mortgage loans were collateralized by properties located in 29 states, with loans totaling approximately 21% of the aggregate carrying value of the portfolio secured by properties located in California and approximately 14% by properties located in New York. No more than 8% of the portfolio was secured by properties in any other single state.

     At September 30, 1998, bonds, notes and redeemable preferred stocks included $167,564,000 of bonds and notes not rated investment grade. The Company had no material concentrations of non-investment-grade assets at September 30, 1998.

     At September 30, 1998, the carrying value of investments in default as to the payment of principal or interest was $917,000, all of which were mortgage loans. Such nonperforming investments had an estimated fair value equal to their carrying value.

     As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments. At September 30, 1998, the Company had one outstanding Swap Agreement with a notional principal amount of $21,538,000, which matures in December 2024. The net interest paid amounted to $278,000 and $125,000 for the years ended September 30, 1998 and 1997, respectively, and is included in Interest Expense on Guaranteed Investment Contracts in the income statement.

     At September 30, 1998, $5,154,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

 4. FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for cost-method partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

     The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

     CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

     BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

     MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

     COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

     COST-METHOD PARTNERSHIPS: Fair value of limited partnerships accounted for by using the cost method is based upon the fair value of the net assets of the partnerships as determined by the general partners.

     VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

     RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts and single premium life contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

     RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates and is net of the estimated fair value of a hedging Swap Agreement, determined from independent broker quotes.

     PAYABLE TO BROKERS FOR PURCHASES OF SECURITIES: Such obligations represent net transactions of a short-term nature for which the carrying value is considered a reasonable estimate of fair value.

     VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Fair values of contracts in the accumulation phase are based on net surrender values. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates.

     SUBORDINATED NOTES PAYABLE TO PARENT: Fair value is estimated based on the quoted market prices for similar issues.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

 4. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
     The estimated fair values of the Company's financial instruments at September 30, 1998 and 1997, compared with their respective carrying values, are as follows:

                                                              CARRYING             FAIR
                                                                VALUE              VALUE
                                                           ---------------    ---------------
1998:
ASSETS:
  Cash and short-term investments........................  $   333,735,000    $   333,735,000
  Bonds, notes and redeemable preferred stocks...........    1,954,754,000      1,954,754,000
  Mortgage loans.........................................      391,448,000        415,981,000
  Common stocks..........................................          169,000            169,000
  Cost-method partnerships...............................        4,403,000         12,744,000
  Variable annuity assets held in separate accounts......   11,133,569,000     11,133,569,000
LIABILITIES:
  Reserves for fixed annuity contracts...................    2,189,272,000      2,116,874,000
  Reserves for guaranteed investment contracts...........      282,267,000        282,267,000
  Payable to brokers for purchases of securities.........       27,053,000         27,053,000
  Variable annuity liabilities related to separate
     accounts............................................   11,133,569,000     10,696,607,000
  Subordinated notes payable to Parent...................       39,182,000         40,550,000
                                                           ===============    ===============
1997:
ASSETS:
  Cash and short-term investments........................  $   113,580,000    $   113,580,000
  Bonds, notes and redeemable preferred stocks...........    1,986,194,000      1,986,194,000
  Mortgage loans.........................................      339,530,000        354,495,000
  Common stocks..........................................        1,275,000          1,275,000
  Cost-method partnerships...............................       46,880,000         84,186,000
  Variable annuity assets held in separate accounts......    9,343,200,000      9,343,200,000
LIABILITIES:
  Reserves for fixed annuity contracts...................    2,098,803,000      2,026,258,000
  Reserves for guaranteed investment contracts...........      295,175,000        295,175,000
  Payable to brokers for purchases of securities.........          263,000            263,000
  Variable annuity liabilities related to separate
     accounts............................................    9,343,200,000      9,077,200,000
  Subordinated notes payable to Parent...................       36,240,000         37,393,000
                                                           ===============    ===============

 5. SUBORDINATED NOTES PAYABLE TO PARENT

     Subordinated notes and accrued interest payable to Parent totaled $39,182,000 at interest rates ranging from 8.5% to 9% at September 30, 1998, and require principal payments of $23,060,000 in 1999, $5,400,000 in 2000 and $10,000,000 in 2001.

 6. REINSURANCE

     On August 11, 1998, the Company entered into a modified coinsurance transaction, approved by the Arizona Department of Insurance, which involves the ceding of approximately $5,000,000,000 of variable annuities to ANLIC Insurance Company (Cayman), a Cayman Islands stock life insurance company, effective December 31, 1997. As a part of this transaction, the Company received cash amounting to approximately $188,700,000, and recorded a corresponding reduction of DAC related to the coinsured annuities.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

 6. REINSURANCE (CONTINUED)
     As payments are made to the reinsurer, the reduction of DAC is relieved. The net reduction in DAC at September 30, 1998 was $166,631,000. Certain expenses related to this transaction are being charged directly to DAC amortization in the income statement. The net effect of this transaction in the income statement is not material.

 7. CONTINGENT LIABILITIES

     The Company has entered into three agreements in which it has provided liquidity support for certain short-term securities of two municipalities by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees is $242,600,000. Management does not anticipate any material future losses with respect to these liquidity support facilities. An additional $51,000,000 has been committed to investments in the process of being funded or to be available in the case of certain natural disasters, for which the Company receives a fee.

     The Company is involved in various kinds of litigation common to its businesses. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses relating to such litigation are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position or results of operations.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

 8. SHAREHOLDER'S EQUITY

     The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At September 30, 1998 and 1997, 3,511 shares were outstanding.

     Changes in shareholder's equity are as follows:

                                                 YEARS ENDED SEPTEMBER 30,
                                        --------------------------------------------
                                            1998            1997            1996
                                        ------------    ------------    ------------
ADDITIONAL PAID-IN CAPITAL:
  Beginning balances..................  $308,674,000    $280,263,000    $252,876,000
  Capital contributions received......            --      28,411,000      27,387,000
                                        ------------    ------------    ------------

     Ending balances..................  $308,674,000    $308,674,000    $280,263,000
                                        ============    ============    ============
RETAINED EARNINGS:
  Beginning balances..................  $244,628,000    $207,002,000    $191,346,000
  Net income..........................   138,641,000      63,126,000      45,056,000
  Dividend paid.......................   (51,200,000)    (25,500,000)    (29,400,000)
                                        ------------    ------------    ------------
     Ending balances..................  $332,069,000    $244,628,000    $207,002,000
                                        ============    ============    ============
NET UNREALIZED GAINS (LOSSES) ON
  DEBT AND EQUITY SECURITIES
  AVAILABLE FOR SALE:
     Beginning balances...............  $ 18,405,000    $ (5,521,000)   $ (5,673,000)
     Change in net unrealized gains
       (losses) on debt securities
       available for sale.............   (23,818,000)     57,463,000      (2,904,000)
     Change in net unrealized gains
       (losses) on equity securities
       available for sale.............      (950,000)        (55,000)      3,538,000
     Change in adjustment to deferred
       acquisition costs..............     9,400,000     (20,600,000)       (400,000)
     Tax effects of net changes.......     5,378,000     (12,882,000)        (82,000)
                                        ------------    ------------    ------------
       Ending balances................  $  8,415,000    $ 18,405,000    $ (5,521,000)
                                        ============    ============    ============

     Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. Dividends in the amounts of $51,200,000, $25,500,000 and $29,400,000 were paid on June 4, 1998, April 1, 1997 and March 18, 1996, respectively.

     Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the nine months ended September 30, 1998 was $64,125,000. The statutory net income for the year ended December 31, 1997 was $74,407,000, and the statutory net income for the year ended December 31, 1996 was $27,928,000. The Company's statutory capital and surplus was $537,542,000 at September 30, 1998, $567,979,000 at December 31,
1997 and $311,176,000 at December 31, 1996.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

 9. INCOME TAXES

     The components of the provisions for federal income taxes on pretax income consist of the following:

                                         NET REALIZED
                                          INVESTMENT
                                        GAINS (LOSSES)     OPERATIONS        TOTAL
                                        --------------    ------------    ------------
1998:
  Currently payable...................   $  4,221,000     $ 32,743,000    $ 36,964,000
  Deferred............................       (550,000)      34,637,000      34,087,000
                                         ------------     ------------    ------------
          Total income tax expense....   $  3,671,000     $ 67,380,000    $ 71,051,000
                                         ============     ============    ============
1997:
  Currently payable...................   $ (3,635,000)    $ 50,828,000    $ 47,193,000
  Deferred............................     (2,258,000)     (13,766,000)    (16,024,000)
                                         ------------     ------------    ------------
          Total income tax expense....   $ (5,893,000)    $ 37,062,000    $ 31,169,000
                                         ============     ============    ============
1996:
  Currently payable...................   $  5,754,000     $ 21,849,000    $ 27,603,000
  Deferred............................    (10,347,000)       6,996,000      (3,351,000)
                                         ------------     ------------    ------------
          Total income tax expense....   $ (4,593,000)    $ 28,845,000    $ 24,252,000
                                         ============     ============    ============

     Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                                   YEARS ENDED SEPTEMBER 30,
                                           -----------------------------------------
                                              1998           1997           1996
                                           -----------    -----------    -----------
Amount computed at statutory rate........  $73,392,000    $33,003,000    $24,258,000
Increases (decreases) resulting from:
  Amortization of differences between
     book and tax bases of net assets
     acquired............................      460,000        666,000        464,000
  State income taxes, net of federal tax
     benefit.............................    5,530,000      1,950,000      2,070,000
  Dividends-received deduction...........   (7,254,000)    (4,270,000)    (2,357,000)
  Tax credits............................   (1,296,000)      (318,000)      (257,000)
  Other, net.............................      219,000        138,000         74,000
                                           -----------    -----------    -----------
          Total income tax expense.......  $71,051,000    $31,169,000    $24,252,000
                                           ===========    ===========    ===========

     For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a memorandum policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,300,000 at September 30, 1998. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for Deferred Income Taxes are as follows:

                                                              SEPTEMBER 30,
                                                      ------------------------------
                                                          1998             1997
                                                      -------------    -------------
DEFERRED TAX LIABILITIES:
  Investments.......................................  $  17,643,000    $  13,160,000
  Deferred acquisition costs........................    223,392,000      154,949,000
  State income taxes................................      2,873,000        1,777,000
  Other liabilities.................................        144,000               --
  Net unrealized gains on debt and equity securities
     available for sale.............................      4,531,000        9,910,000
                                                      -------------    -------------
          Total deferred tax liabilities............    248,583,000      179,796,000
                                                      -------------    -------------
DEFERRED TAX ASSETS:
  Contractholder reserves...........................   (149,915,000)    (108,090,000)
  Guaranty fund assessments.........................     (2,910,000)      (2,707,000)
  Other assets......................................             --       (1,952,000)
                                                      -------------    -------------
          Total deferred tax assets.................   (152,825,000)    (112,749,000)
                                                      -------------    -------------
DEFERRED INCOME TAXES...............................  $  95,758,000    $  67,047,000
                                                      =============    =============

10. RELATED-PARTY MATTERS

     The Company pays commissions to five affiliated companies, SunAmerica Securities, Inc., Advantage Capital Corp., Financial Services Corp., Sentra Securities Corp. and Spelman & Co. Inc. Commissions paid to these broker-dealers totaled $32,946,000 in 1998, $25,492,000 in 1997, and $16,906,000 in 1996. These
broker-dealers, when combined with the Company's wholly owned broker-dealer, represent a significant portion of the Company's business, amounting to approximately 33.6%, 36.1%, and 38.3% of premiums in 1998, 1997, and 1996, respectively. The Company also sells its products through unaffiliated broker-dealers, the largest two of which represented approximately 17.3% and 8.4% of premiums in 1998, 19.2% and 10.1% in 1997, and 19.7% and 10.2% in 1996,
respectively.

     The Company purchases administrative, investment management, accounting, marketing and data processing services from SunAmerica Financial, whose purpose is to provide services to the Company and its affiliates. Amounts paid for such services totaled $84,975,000 for the year ended September 30, 1998, $86,116,000 for the year ended September 30, 1997 and $65,351,000 for the year ended September 30, 1996. The marketing component of such costs during these periods amounted to $39,482,000, $31,968,000 and $17,442,000, respectively, and are deferred and amortized as part of Deferred Acquisition Costs. The other components of such costs are included in General and Administrative Expenses in the income statement.

     The Parent made a capital contribution of $28,411,000 in December 1996 to the Company, through the Company's direct parent, in exchange for the termination of its guaranty with respect to certain real estate owned in Arizona. Accordingly, the Company reduced the carrying value of this real estate to estimated fair value to reflect the termination of the guaranty.

     During the year ended September 30, 1998, the Company sold various invested assets to the Parent for cash equal to their current market value of $64,431,000. The Company recorded a net gain aggregating $16,388,000 on such transactions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

     During the year ended September 30, 1998, the Company purchased certain invested assets from the Parent, SunAmerica Life Insurance Company and CalAmerica Life Insurance Company for cash equal to their current market value, which aggregated $20,666,000, $10,468,000 and $61,000, respectively.

     During the year ended September 30, 1997, the Company sold various invested assets to SunAmerica Life Insurance Company and to CalAmerica Life Insurance Company for cash equal to their current market value of $15,776,000 and $15,000, respectively. The Company recorded a net gain aggregating $276,000 on such transactions.

     During the year ended September 30, 1997, the Company purchased certain invested assets from SunAmerica Life Insurance Company and CalAmerica Life Insurance Company for cash equal to their current market value of $8,717,000 and $284,000, respectively.

     During the year ended September 30, 1996, the Company sold various invested assets to the Parent and to SunAmerica Life Insurance Company for cash equal to their current market value of $274,000 and $47,321,000, respectively. The Company recorded a net loss aggregating $3,000 on such transactions.

     During the year ended September 30, 1996, the Company purchased certain invested assets from SunAmerica Life Insurance Company for cash equal to their current market value, which aggregated $28,379,000.

11. BUSINESS SEGMENTS

     Summarized data for the Company's business segments follow:

                                                  TOTAL
                                               DEPRECIATION
                                                   AND
                                  TOTAL        AMORTIZATION       PRETAX            TOTAL
                                 REVENUES        EXPENSE          INCOME           ASSETS
                               ------------    ------------    ------------    ---------------
1998:
  Annuity operations.........  $443,407,000    $60,731,000     $178,120,000    $14,366,018,000
  Broker-dealer operations...    47,363,000      1,770,000       22,401,000         55,870,000
  Asset management
     operations..............    41,040,000     14,780,000        9,171,000        104,476,000
                               ------------    -----------     ------------    ---------------
          Total..............  $531,810,000    $77,281,000     $209,692,000    $14,526,364,000
                               ============    ===========     ============    ===============
1997:
  Annuity operations.........  $332,845,000    $55,675,000     $ 74,792,000    $12,438,021,000
  Broker-dealer operations...    38,005,000        689,000       16,705,000         51,400,000
  Asset management
     operations..............    35,661,000     16,357,000        2,798,000         81,518,000
                               ------------    -----------     ------------    ---------------
          Total..............  $406,511,000    $72,721,000     $ 94,295,000    $12,570,939,000
                               ============    ===========     ============    ===============
1996:
  Annuity operations.........  $256,681,000    $43,974,000     $ 53,827,000    $ 9,092,770,000
  Broker-dealer operations...    31,053,000        449,000       13,033,000         37,355,000
  Asset management
     operations..............    33,047,000     18,295,000        2,448,000         74,410,000
                               ------------    -----------     ------------    ---------------
          Total..............  $320,781,000    $62,718,000     $ 69,308,000    $ 9,204,535,000
                               ============    ===========     ============    ===============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

12. SUBSEQUENT EVENTS

     On July 15, 1998, the Company entered into a definitive agreement to acquire the individual life business and the individual and group annuity business of MBL Life Assurance Corporation ("MBL Life") via a 100% coinsurance transaction for approximately $130,000,000 in cash. The transaction will include approximately $2,000,000,000 of universal life reserves and $3,000,000,000 of fixed annuity reserves. The Company plans to reinsure a large portion of the mortality risk associated with the acquired block of universal life business. Completion of this acquisition is expected by the end of calendar year 1998 and is subject to customary conditions and required approvals. Included in this block of business is approximately $250,000,000 of individual life business and $500,000,000 of group annuity business whose contract owners are residents of New York State ("the New York Business"). Approximately six months subsequent to completion of the transaction, the New York Business will be acquired by the Company's New York affiliate, First SunAmerica Life Insurance Company, and the remainder of the business will be acquired by the Company via assumption reinsurance agreements between MBL Life and the respective companies, which will supersede the coinsurance agreement. The $130,000,000 purchase price will be allocated between the Company and its affiliate based on their respective assumed life insurance reserves.

     On August 20, 1998, the Parent announced that it has entered into a definite agreement to merge with and into American International Group, Inc. ("AIG"). Under the terms of the agreement, each share of the Parent's common stock (including Nontransferable Class B) will be exchanged for 0.855 shares of AIG's common stock. The transaction will be treated as a pooling of interests for accounting purposes and will be a tax-free reorganization. The transaction was approved by both the Parent's and AIG's shareholders on November 18, 1998, and, subject to various regulatory approvals, will be completed in late 1998 or early 1999.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (PORTION RELATING TO THE POLARIS PLUS VARIABLE ANNUITY)

                                       OF

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS

                                 APRIL 30, 1999

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of Anchor National Life Insurance Company and the Contractholders of its separate account, Variable Annuity Account Seven (Portion Relating to the POLARIS PLUS Variable Annuity)


In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Seven (Portion Relating to the POLARIS PLUS Variable Annuity), a separate account of Anchor National Life Insurance Company (the "Separate Account") at April 30, 1999, the results of their operations and the changes in their net assets for the period from inception to April 30, 1999, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at April 30, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.



December 22, 1999

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                 APRIL 30, 1999


                                                                                              Government International
                                                                   Capital                           and   Diversified
                                                              Appreciation         Growth   Quality Bond      Equities
                                                                 Portfolio      Portfolio      Portfolio     Portfolio
                                                            -------------------------------------------------------------
Assets:
     Investments in Anchor Series Trust,
         at market value                                       $ 1,513,086    $ 1,409,055    $ 2,453,338           $ 0
     Investments in SunAmerica Series Trust,
        at market value                                                  0              0              0       323,471

Liabilities                                                              0              0              0             0
                                                            -------------------------------------------------------------

Net Assets                                                     $ 1,513,086    $ 1,409,055    $ 2,453,338     $ 323,471
                                                            =============================================================


Accumulation units outstanding                                      52,736         49,892        180,434        22,528
                                                            =============================================================

Unit value of accumulation units                                   $ 28.69        $ 28.24        $ 13.60       $ 14.36
                                                            =============================================================



                                                       Global     Aggressive        Venture
                                                     Equities         Growth          Value
                                                    Portfolio      Portfolio      Portfolio
                                                  -------------------------------------------
Assets:
     Investments in Anchor Series Trust,
         at market value                          $        0      $        0      $        0
     Investments in SunAmerica Series Trust,
        at market value                              312,480         460,938       1,002,167

Liabilities                                                0               0               0
                                                  -------------------------------------------

Net Assets                                        $  312,480      $  460,938      $1,002,167
                                                  ===========================================


Accumulation units outstanding                        14,587          28,487          37,452
                                                  ===========================================

Unit value of accumulation units                  $    21.42      $    16.18      $    26.76
                                                  ===========================================



                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                 APRIL 30, 1999
                                   (Continued)


                                                   Federated         Putnam        Alliance         Growth-
                                                       Value         Growth          Growth          Income
                                                   Portfolio      Portfolio       Portfolio       Portfolio
                                                  ----------------------------------------------------------
Assets:
     Investments in Anchor Series Trust,
         at market value                          $        0      $        0      $        0      $        0
     Investments in SunAmerica Series Trust,
        at market value                              444,168       3,885,349       5,939,255       3,842,077

Liabilities                                                0               0               0               0
                                                  ----------------------------------------------------------

Net Assets                                        $  444,168      $3,885,349      $5,939,255      $3,842,077
                                                  ==========================================================


Accumulation units outstanding                        25,265         149,215         147,759         124,672
                                                  ==========================================================

Unit value of accumulation units                  $    17.58      $    26.04      $    40.20      $    30.82
                                                  ==========================================================



                                                       Asset      SunAmerica
                                                  Allocation        Balanced        Utility
                                                   Portfolio       Portfolio      Portfolio
                                                  ------------------------------------------
Assets:
     Investments in Anchor Series Trust,
         at market value                          $        0      $        0      $        0
     Investments in SunAmerica Series Trust,
        at market value                              517,764       4,453,288         241,949

Liabilities                                                0               0               0
                                                  ------------------------------------------

Net Assets                                        $  517,764      $4,453,288      $  241,949
                                                  ==========================================


Accumulation units outstanding                        27,027         254,773          16,154
                                                  ==========================================

Unit value of accumulation units                  $    19.16      $    17.48      $    14.98
                                                  ==========================================



                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                 APRIL 30, 1999
                                   (Continued)


                                                   Worldwide     High-Yield       Global    Corporate
                                                 High Income           Bond         Bond         Bond
                                                   Portfolio      Portfolio    Portfolio    Portfolio
                                                 ----------------------------------------------------
Assets:
     Investments in Anchor Series Trust,
         at market value                          $      0      $      0      $      0      $      0
     Investments in SunAmerica Series Trust,
        at market value                             71,319       359,207       588,388       421,131

Liabilities                                              0             0             0             0
                                                 ----------------------------------------------------

Net Assets                                        $ 71,319      $359,207      $588,388      $421,131
                                                 ====================================================


Accumulation units outstanding                       4,828        23,707        40,454        32,037
                                                 ====================================================

Unit value of accumulation units                  $  14.77      $  15.15      $  14.54      $  13.15
                                                 ====================================================


                                                       International   Emerging             Real
                                                     Growth & Income    Markets           Estate
                                                           Portfolio  Portfolio        Portfolio
                                                     -------------------------------------------
Assets:
     Investments in Anchor Series Trust,
         at market value                             $      0         $      0         $      0
     Investments in SunAmerica Series Trust,
        at market value                               189,579          143,825           52,291

Liabilities                                                 0                0                0
                                                     -------------------------------------------

Net Assets                                           $189,579         $143,825         $ 52,291
                                                     ===========================================


Accumulation units outstanding                         14,725           18,838            5,242
                                                     ===========================================

Unit value of accumulation units                     $  12.87         $   7.63         $   9.98
                                                     ===========================================



                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                 APRIL 30, 1999
                                   (Continued)


                                                   "Dogs" of         Equity         Equity       Small Company
                                                 Wall Street         Income          Index               Value
                                                   Portfolio      Portfolio      Portfolio           Portfolio
                                                 -------------------------------------------------------------
Assets:
     Investments in Anchor Series Trust,
         at market value                          $        0      $        0      $        0      $        0
     Investments in SunAmerica Series Trust,
        at market value                              312,870         381,598       4,105,709          50,808

Liabilities                                                0               0               0               0
                                                 -------------------------------------------------------------

Net Assets                                        $  312,870      $  381,598      $4,105,709      $   50,808
                                                 =============================================================


Accumulation units outstanding                        30,615          36,063         400,093           4,634
                                                 =============================================================

Unit value of accumulation units                  $    10.22      $    10.58      $    10.26      $    10.96
                                                 =============================================================


                                                         Cash
                                                   Management
                                                    Portfolio            TOTAL
                                                  -----------------------------
Assets:
     Investments in Anchor Series Trust,
         at market value                          $         0      $ 5,375,479
     Investments in SunAmerica Series Trust,
        at market value                             4,042,366       32,141,997

Liabilities                                                 0                0
                                                  -----------------------------

Net Assets                                        $ 4,042,366      $37,517,476
                                                  =============================


Accumulation units outstanding                        337,271
                                                  ============

Unit value of accumulation units                  $     11.99
                                                  ============




                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 1999


                                                                             Market Value        Market
Variable Accounts                                          Shares               Per Share         Value             Cost
------------------------------------------------------------------------------------------------------------------------
ANCHOR SERIES TRUST:
     Capital Appreciation Portfolio                         38,490      $           39.31   $ 1,513,086      $ 1,514,182
     Growth Portfolio                                       39,834                  35.37     1,409,055        1,408,698
     Government and Quality Bond Portfolio                 168,082                  14.60     2,453,338        2,459,135
                                                                                            -----------      -----------
                                                                                              5,375,479        5,382,015
                                                                                            -----------      -----------
SUNAMERICA SERIES TRUST:
     International Diversified Equities Portfolio           23,571                  13.72       323,471          316,853
     Global Equities Portfolio                              16,477                  18.96       312,480          312,676
     Aggressive Growth Porfolio                             27,290                  16.89       460,938          461,621
     Venture Value Portfolio                                37,660                  26.61     1,002,167          972,227
     Federated Value Portfolio                              24,791                  17.92       444,168          438,728
     Putnam Growth Portfolio                               163,667                  23.74     3,885,349        3,966,295
     Alliance Growth Portfolio                             171,807                  34.57     5,939,255        6,138,217
     Growth-Income Portfolio                               131,482                  29.22     3,842,077        3,821,545
     Asset Allocation Portfolio                             33,045                  15.67       517,764          516,033
     SunAmerica Balanced Portfolio                         253,142                  17.59     4,453,288        4,470,754
     Utility Portfolio                                      16,167                  14.97       241,949          237,834
     Worldwide High Income Portfolio                         6,321                  11.28        71,319           69,457
     High-Yield Bond Portfolio                              30,605                  11.74       359,207          352,441
     Global Bond Portfolio                                  49,191                  11.96       588,388          586,891
     Corporate Bond Portfolio                               35,432                  11.89       421,131          421,208
     International Growth & Income Portfolio                14,700                  12.90       189,579          182,418
     Emerging Markets Portfolio                             18,503                   7.77       143,825          136,844
     Real Estate Portfolio                                   5,168                  10.12        52,291           51,343
     "Dogs" of Wall Street Portfolio                        30,111                  10.39       312,870          299,008
     Equity Income Portfolio                                33,726                  11.31       381,598          374,421
     Equity Index Portfolio                                352,663                  11.64     4,105,709        4,085,771
     Small Company Value Portfolio                           5,208                   9.76        50,808           48,185
     Cash Management Portfolio                             375,139                  10.78     4,042,366        4,036,992
                                                                                            -----------      -----------
                                                                                             32,141,997       32,297,762
                                                                                            -----------      -----------
                                                                                            $37,517,476      $37,679,777
                                                                                            ===========      ===========



                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                          FOR THE PERIOD FROM INCEPTION
                                TO APRIL 30, 1999


                                                                                              Government    International
                                                             Capital                                 and      Diversified
                                                        Appreciation         Growth         Quality Bond         Equities
                                                           Portfolio      Portfolio            Portfolio        Portfolio
                                                        -----------------------------------------------------------------
Investment income:
     Dividends and capital gains distributions            $      0         $      0         $      0         $      0
                                                        -----------------------------------------------------------------
         Total investment income                                 0                0                0                0
                                                        -----------------------------------------------------------------

Expenses:
     Mortality risk charge                                    (493)            (474)            (896)            (160)
     Expense risk charge                                      (185)            (178)            (336)             (60)
     Distribution expense charge                               (93)             (88)            (168)             (30)
                                                        -----------------------------------------------------------------
         Total expenses                                       (771)            (740)          (1,400)            (250)
                                                        -----------------------------------------------------------------

Net investment loss                                           (771)            (740)          (1,400)            (250)


Net realized gains (losses) from securities
  transactions:
     Proceeds from shares sold                                  90               36              435               73
     Cost of shares sold                                       (88)             (36)            (436)             (72)
                                                        -----------------------------------------------------------------

Net realized gains (losses) from
    securities transactions                                      2                0               (1)               1
                                                        -----------------------------------------------------------------

Net unrealized appreciation (depreciation)
  of investments:
     Beginning of period                                         0                0                0                0
     End of period                                          (1,096)             357           (5,797)           6,618
                                                        -----------------------------------------------------------------

Change in net unrealized appreciation/depreciation
    of investments                                          (1,096)             357           (5,797)           6,618
                                                        -----------------------------------------------------------------

Increase (decrease) in net assets from operations         $ (1,865)        $   (383)        $ (7,198)        $  6,369
                                                        =================================================================



                                                           Global       Aggressive         Venture
                                                         Equities           Growth           Value
                                                        Portfolio       Portfolio        Portfolio
                                                     ---------------------------------------------
Investment income:
     Dividends and capital gains distributions         $      0         $      0         $      0
                                                     ---------------------------------------------
         Total investment income                              0                0                0
                                                     ---------------------------------------------

Expenses:
     Mortality risk charge                                  (93)            (140)            (397)
     Expense risk charge                                    (35)             (52)            (149)
     Distribution expense charge                            (18)             (26)             (75)
                                                     ---------------------------------------------
         Total expenses                                    (146)            (218)            (621)
                                                     ---------------------------------------------

Net investment loss                                        (146)            (218)            (621)
                                                     ---------------------------------------------

Net realized gains (losses) from securities
  transactions:
     Proceeds from shares sold                               52               29               75
     Cost of shares sold                                    (52)             (29)             (74)
                                                     ---------------------------------------------

Net realized gains (losses) from
    securities transactions                                   0                0                1
                                                     ---------------------------------------------

Net unrealized appreciation (depreciation)
  of investments:
     Beginning of period                                      0                0                0
     End of period                                         (196)            (683)          29,940
                                                     ---------------------------------------------

Change in net unrealized appreciation/depreciation
    of investments                                         (196)            (683)          29,940
                                                     ---------------------------------------------

Increase (decrease) in net assets from operations      $   (342)        $   (901)        $ 29,320
                                                     =============================================



                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                          FOR THE PERIOD FROM INCEPTION
                                TO APRIL 30, 1999
                                   (Continued)


                                                         Federated           Putnam         Alliance          Growth-
                                                             Value           Growth           Growth           Income
                                                         Portfolio        Portfolio        Portfolio        Portfolio
                                                         ------------------------------------------------------------
Investment income:
     Dividends and capital gains distributions           $       0        $       0        $       0        $       0
                                                         ------------------------------------------------------------
         Total investment income                                 0                0                0                0
                                                         ------------------------------------------------------------

Expenses:
     Mortality risk charge                                     (91)          (1,052)          (1,990)          (1,423)
     Expense risk charge                                       (34)            (395)            (746)            (534)
     Distribution expense charge                               (17)            (197)            (374)            (266)
                                                         ------------------------------------------------------------
         Total expenses                                       (142)          (1,644)          (3,110)          (2,223)
                                                         ------------------------------------------------------------

Net investment loss                                           (142)          (1,644)          (3,110)          (2,223)
                                                         ------------------------------------------------------------

Net realized gains (losses) from securities
  transactions:
     Proceeds from shares sold                                 421            6,503            6,323            4,134
     Cost of shares sold                                      (419)          (6,413)          (6,234)          (4,082)
                                                         ------------------------------------------------------------

Net realized gains (losses) from
    securities transactions                                      2               90               89               52
                                                         ------------------------------------------------------------

Net unrealized appreciation (depreciation)
  of investments:
     Beginning of period                                         0                0                0                0
     End of period                                           5,440          (80,946)        (198,962)          20,532
                                                         ------------------------------------------------------------

Change in net unrealized appreciation/depreciation
    of investments                                           5,440          (80,946)        (198,962)          20,532
                                                         ------------------------------------------------------------

Increase (decrease) in net assets from operations        $   5,300        $ (82,500)       $(201,983)       $  18,361
                                                         ============================================================


                                                              Asset     SunAmerica
                                                         Allocation       Balanced        Utility
                                                          Portfolio      Portfolio      Portfolio
                                                         -----------------------------------------
Investment income:
     Dividends and capital gains distributions           $      0        $      0        $      0
                                                         -----------------------------------------
         Total investment income                                0               0               0
                                                         -----------------------------------------

Expenses:
     Mortality risk charge                                    (81)         (1,334)            (52)
     Expense risk charge                                      (30)           (500)            (20)
     Distribution expense charge                              (15)           (251)            (10)
                                                         -----------------------------------------
         Total expenses                                      (126)         (2,085)            (82)
                                                         -----------------------------------------

Net investment loss                                          (126)         (2,085)            (82)
                                                         -----------------------------------------

Net realized gains (losses) from securities
  transactions:
     Proceeds from shares sold                                 29           7,768              33
     Cost of shares sold                                      (29)         (7,755)            (33)
                                                         -----------------------------------------

Net realized gains (losses) from
    securities transactions                                     0              13               0
                                                         -----------------------------------------

Net unrealized appreciation (depreciation)
  of investments:
     Beginning of period                                        0               0               0
     End of period                                          1,731         (17,466)          4,115
                                                         -----------------------------------------

Change in net unrealized appreciation/depreciation
    of investments                                          1,731         (17,466)          4,115
                                                         -----------------------------------------

Increase (decrease) in net assets from operations        $  1,605        $(19,538)       $  4,033
                                                         =========================================



                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                          FOR THE PERIOD FROM INCEPTION
                                TO APRIL 30, 1999
                                   (Continued)


                                                           Worldwide     High-Yield       Global      Corporate      International
                                                         High Income           Bond         Bond           Bond    Growth & Income
                                                           Portfolio      Portfolio    Portfolio      Portfolio          Portfolio
                                                         --------------------------------------------------------------------------
Investment income:
     Dividends and capital gains distributions           $     0        $     0        $     0        $     0        $     0
                                                         --------------------------------------------------------------------------
         Total investment income                               0              0              0              0              0
                                                         --------------------------------------------------------------------------

Expenses:
     Mortality risk charge                                   (23)          (196)          (197)          (177)           (61)
     Expense risk charge                                      (9)           (74)           (74)           (66)           (23)
     Distribution expense charge                              (4)           (37)           (37)           (33)           (12)
                                                         --------------------------------------------------------------------------
         Total expenses                                      (36)          (307)          (308)          (276)           (96)
                                                         --------------------------------------------------------------------------

Net investment loss                                          (36)          (307)          (308)          (276)           (96)
                                                         --------------------------------------------------------------------------

Net realized gains (losses) from securities
  transactions:
     Proceeds from shares sold                                27          4,157            143            102             60
     Cost of shares sold                                     (26)        (4,145)          (143)          (101)           (58)
                                                         --------------------------------------------------------------------------

Net realized gains (losses) from
  securities transactions                                      1             12              0              1              2
                                                         --------------------------------------------------------------------------

Net unrealized appreciation (depreciation)
  of investments:
     Beginning of period                                       0              0              0              0              0
     End of period                                         1,862          6,766          1,497            (77)         7,161
                                                         --------------------------------------------------------------------------

Change in net unrealized appreciation/depreciation
  of investments                                           1,862          6,766          1,497            (77)         7,161
                                                         --------------------------------------------------------------------------

Increase (decrease) in net assets from operations        $ 1,827        $ 6,471        $ 1,189        $  (352)       $ 7,067
                                                         ==========================================================================


                                                        Emerging         Real
                                                         Markets       Estate
                                                       Portfolio    Portfolio
                                                      -----------------------
Investment income:
     Dividends and capital gains distributions         $     0        $     0
                                                      -----------------------
         Total investment income                             0              0
                                                      -----------------------

Expenses:
     Mortality risk charge                                 (40)            (8)
     Expense risk charge                                   (15)            (3)
     Distribution expense charge                            (7)            (1)
                                                      -----------------------
         Total expenses                                    (62)           (12)
                                                      -----------------------

Net investment loss                                        (62)           (12)
                                                      -----------------------

Net realized gains (losses) from securities
  transactions:
     Proceeds from shares sold                              11              2
     Cost of shares sold                                   (10)            (2)
                                                      -----------------------

Net realized gains (losses) from
  securities transactions                                    1              0
                                                      -----------------------

Net unrealized appreciation (depreciation)
   of investments:
     Beginning of period                                     0              0
     End of period                                       6,981            948
                                                      -----------------------

Change in net unrealized appreciation/depreciation
  of investments                                         6,981            948
                                                      -----------------------

Increase (decrease) in net assets from operations      $ 6,920        $   936
                                                      =======================



                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                          FOR THE PERIOD FROM INCEPTION
                                TO APRIL 30, 1999
                                   (Continued)


                                                            "Dogs" of          Equity             Equity       Small Company
                                                          Wall Street          Income              Index               Value
                                                            Portfolio       Portfolio          Portfolio           Portfolio
                                                          -------------------------------------------------------------------
Investment income:
     Dividends and capital gains distributions            $       0         $       0         $       0         $       0
                                                          -------------------------------------------------------------------
         Total investment income                                  0                 0                 0                 0
                                                          -------------------------------------------------------------------

Expenses:
     Mortality risk charge                                     (108)             (110)           (1,202)              (17)
     Expense risk charge                                        (40)              (41)             (451)               (6)
     Distribution expense charge                                (20)              (21)             (225)               (3)
                                                          -------------------------------------------------------------------
         Total expenses                                        (168)             (172)           (1,878)              (26)
                                                          -------------------------------------------------------------------

Net investment loss                                            (168)             (172)           (1,878)              (26)
                                                          -------------------------------------------------------------------

Net realized gains (losses) from securities
  transactions:
     Proceeds from shares sold                                1,531                23               451                14
     Cost of shares sold                                     (1,570)              (23)             (443)              (14)
                                                          -------------------------------------------------------------------

Net realized gains (losses) from
    securities transactions                                     (39)                0                 8                 0
                                                          -------------------------------------------------------------------

Net unrealized appreciation (depreciation)
  of investments:
     Beginning of period                                          0                 0                 0                 0
     End of period                                           13,862             7,177            19,938             2,623
                                                          -------------------------------------------------------------------

Change in net unrealized appreciation/depreciation
    of investments                                           13,862             7,177            19,938             2,623
                                                          -------------------------------------------------------------------

Increase (decrease) in net assets from operations         $  13,655         $   7,005         $  18,068         $   2,597
                                                          ===================================================================


                                                            Cash
                                                      Management
                                                       Portfolio             TOTAL
                                                    -------------------------------
Investment income:
     Dividends and capital gains distributions        $       0         $       0
                                                    -------------------------------
         Total investment income                              0                 0
                                                    -------------------------------

Expenses:
     Mortality risk charge                               (1,286)          (12,101)
     Expense risk charge                                   (482)           (4,538)
     Distribution expense charge                           (242)           (2,270)
                                                    -------------------------------
         Total expenses                                  (2,010)          (18,909)
                                                    -------------------------------

Net investment loss                                      (2,010)          (18,909)
                                                    -------------------------------

Net realized gains (losses) from securities
  transactions:
     Proceeds from shares sold                            1,325            33,847
     Cost of shares sold                                 (1,324)          (33,611)
                                                    -------------------------------

Net realized gains (losses) from
    securities transactions                                   1               236
                                                    -------------------------------

Net unrealized appreciation (depreciation)
  of investments:
     Beginning of period                                      0                 0
     End of period                                        5,374          (162,301)
                                                    -------------------------------

Change in net unrealized appreciation/depreciation
    of investments                                        5,374          (162,301)
                                                    -------------------------------

Increase (decrease) in net assets from operations     $   3,365         $(180,974)
                                                    ===============================



                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                          FOR THE PERIOD FROM INCEPTION
                                TO APRIL 30, 1999


                                                                                             Government       International
                                                           Capital                                  and         Diversified
                                                      Appreciation           Growth        Quality Bond            Equities
                                                         Portfolio        Portfolio           Portfolio           Portfolio
                                                      ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment loss                              $      (771)       $      (740)       $    (1,400)       $      (250)
     Net realized gains (losses) from
         securities transactions                                2                  0                 (1)                 1
     Change in net unrealized appreciation/
         depreciation of investments                       (1,096)               357             (5,797)             6,618
                                                      ------------------------------------------------------------------------

         Increase (decrease) in net assets from
           operations                                      (1,865)              (383)            (7,198)             6,369
                                                      ------------------------------------------------------------------------

From capital transactions:
     Net proceeds from units sold                       1,482,144          1,407,498          2,582,141            316,608
     Cost of units redeemed                                  (326)              (593)            (5,718)                 0
     Net transfers                                         33,133              2,533           (115,887)               494
                                                      ------------------------------------------------------------------------

         Increase in net assets
             from capital transactions                  1,514,951          1,409,438          2,460,536            317,102
                                                      ------------------------------------------------------------------------

Increase in net assets                                  1,513,086          1,409,055          2,453,338            323,471
Net assets at beginning of period                               0                  0                  0                  0
                                                      ------------------------------------------------------------------------
Net assets at end of period                           $ 1,513,086        $ 1,409,055        $ 2,453,338        $   323,471
                                                      ========================================================================

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                            51,615             49,826            189,356             22,494
     Units redeemed                                           (12)               (22)              (419)                 0
     Units transferred                                      1,133                 88             (8,503)                34
                                                      ------------------------------------------------------------------------

Increase in units outstanding                              52,736             49,892            180,434             22,528
Beginning units                                                 0                  0                  0                  0
                                                      ------------------------------------------------------------------------

Ending units                                               52,736             49,892            180,434             22,528
                                                      ========================================================================



                                                           Global         Aggressive            Venture
                                                         Equities             Growth              Value
                                                        Portfolio          Portfolio          Portfolio
                                                  -----------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment loss                              $      (146)       $      (218)       $      (621)
     Net realized gains (losses) from
         securities transactions                                0                  0                  1
     Change in net unrealized appreciation/
         depreciation of investments                         (196)              (683)            29,940
                                                  -----------------------------------------------------

         Increase (decrease) in net assets from
           operations                                        (342)              (901)            29,320
                                                  -----------------------------------------------------

From capital transactions:
     Net proceeds from units sold                         309,878            462,895            951,070
     Cost of units redeemed                                   (25)                 0               (210)
     Net transfers                                          2,969             (1,056)            21,987
                                                  -----------------------------------------------------

         Increase in net assets
             from capital transactions                    312,822            461,839            972,847
                                                  -----------------------------------------------------

Increase in net assets                                    312,480            460,938          1,002,167
Net assets at beginning of period                               0                  0                  0
                                                  -----------------------------------------------------
Net assets at end of period                           $   312,480        $   460,938        $ 1,002,167
                                                  =====================================================

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                            14,448             28,552             36,627
     Units redeemed                                            (1)                 0                 (8)
     Units transferred                                        140                (65)               833
                                                  -----------------------------------------------------

Increase in units outstanding                              14,587             28,487             37,452
Beginning units                                                 0                  0                  0
                                                  -----------------------------------------------------

Ending units                                               14,587             28,487             37,452
                                                  =====================================================



                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                          FOR THE PERIOD FROM INCEPTION
                                TO APRIL 30, 1999
                                   (Continued)


                                                                  Federated            Putnam          Alliance           Growth-
                                                                      Value            Growth            Growth            Income
                                                                  Portfolio         Portfolio         Portfolio         Portfolio
                                                               -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment loss                                        $      (142)      $    (1,644)      $    (3,110)      $    (2,223)
     Net realized gains (losses) from
         securities transactions                                          2                90                89                52
     Change in net unrealized appreciation/
         depreciation of investments                                  5,440           (80,946)         (198,962)           20,532
                                                               -------------------------------------------------------------------

         Increase (decrease) in net assets from operations            5,300           (82,500)         (201,983)           18,361
                                                               -------------------------------------------------------------------

From capital transactions:
     Net proceeds from units sold                                   439,371         3,958,840         6,110,435         3,828,749
     Cost of units redeemed                                            (503)           (9,477)           (9,509)           (5,912)
     Net transfers                                                        0            18,486            40,312               879
                                                               -------------------------------------------------------------------

         Increase in net assets
             from capital transactions                              438,868         3,967,849         6,141,238         3,823,716
                                                               -------------------------------------------------------------------

Increase in net assets                                              444,168         3,885,349         5,939,255         3,842,077
Net assets at beginning of period                                         0                 0                 0                 0
                                                               -------------------------------------------------------------------
Net assets at end of period                                     $   444,168       $ 3,885,349       $ 5,939,255       $ 3,842,077
                                                               ===================================================================

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                                      25,294           148,918           147,006           124,852
     Units redeemed                                                     (29)             (382)             (242)             (200)
     Units transferred                                                    0               679               995                20
                                                               -------------------------------------------------------------------

Increase in units outstanding                                        25,265           149,215           147,759           124,672
Beginning units                                                           0                 0                 0                 0
                                                               -------------------------------------------------------------------

Ending units                                                         25,265           149,215           147,759           124,672
                                                               ===================================================================

                                                                           Asset         SunAmerica
                                                                      Allocation           Balanced           Utility
                                                                       Portfolio          Portfolio         Portfolio
                                                                 ----------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment loss                                             $      (126)      $    (2,085)      $       (82)
     Net realized gains (losses) from
         securities transactions                                               0                13                 0
     Change in net unrealized appreciation/
         depreciation of investments                                       1,731           (17,466)            4,115
                                                                 ----------------------------------------------------

         Increase (decrease) in net assets from operations                 1,605           (19,538)            4,033
                                                                 ----------------------------------------------------

From capital transactions:
     Net proceeds from units sold                                        488,277         4,406,305           237,916
     Cost of units redeemed                                                 (340)           (6,921)                0
     Net transfers                                                        28,222            73,442                 0
                                                                 ----------------------------------------------------

         Increase in net assets
             from capital transactions                                   516,159         4,472,826           237,916
                                                                 ----------------------------------------------------

Increase in net assets                                                   517,764         4,453,288           241,949
Net assets at beginning of period                                              0                 0                 0
                                                                 ----------------------------------------------------
Net assets at end of period                                          $   517,764       $ 4,453,288       $   241,949
                                                                 ====================================================

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                                           25,572           250,997            16,154
     Units redeemed                                                          (18)             (405)                0
     Units transferred                                                     1,473             4,181                 0
                                                                 ----------------------------------------------------

Increase in units outstanding                                             27,027           254,773            16,154
Beginning units                                                                0                 0                 0
                                                                 ----------------------------------------------------

Ending units                                                              27,027           254,773            16,154
                                                                 ====================================================



                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                          FOR THE PERIOD FROM INCEPTION
                                TO APRIL 30, 1999
                                   (Continued)

                                                       Worldwide       High-Yield        Global        Corporate      International
                                                     High Income             Bond          Bond             Bond    Growth & Income
                                                       Portfolio        Portfolio     Portfolio        Portfolio          Portfolio
                                                     -------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment loss                             $     (36)      $    (307)      $    (308)      $    (276)      $     (96)
     Net realized gains (losses) from
         securities transactions                             1              12               0               1               2
     Change in net unrealized appreciation/
         depreciation of investments                     1,862           6,766           1,497             (77)          7,161
                                                     -------------------------------------------------------------------------------

         Increase (decrease) in net assets from
           operations                                    1,827           6,471           1,189            (352)          7,067
                                                     -------------------------------------------------------------------------------

From capital transactions:
     Net proceeds from units sold                       69,492         352,908         587,687         421,483         171,201
     Cost of units redeemed                                  0            (172)           (527)              0            (363)
     Net transfers                                           0               0              39               0          11,674
                                                     -------------------------------------------------------------------------------

         Increase in net assets
             from capital transactions                  69,492         352,736         587,199         421,483         182,512
                                                     -------------------------------------------------------------------------------

Increase in net assets                                  71,319         359,207         588,388         421,131         189,579
Net assets at beginning of period                            0               0               0               0               0
                                                     -------------------------------------------------------------------------------
Net assets at end of period                          $  71,319       $ 359,207       $ 588,388       $ 421,131       $ 189,579
                                                     ===============================================================================

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                          4,828          23,718          40,487          32,037          13,835
     Units redeemed                                          0             (11)            (36)              0             (29)
     Units transferred                                       0               0               3               0             919
                                                     -------------------------------------------------------------------------------

Increase in units outstanding                            4,828          23,707          40,454          32,037          14,725
Beginning units                                              0               0               0               0               0
                                                     -------------------------------------------------------------------------------

Ending units                                             4,828          23,707          40,454          32,037          14,725
                                                     ===============================================================================


                                                           Emerging           Real
                                                            Markets         Estate
                                                          Portfolio      Portfolio
                                                       ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment loss                                 $     (62)      $     (12)
     Net realized gains (losses) from
         securities transactions                                 1               0
     Change in net unrealized appreciation/
         depreciation of investments                         6,981             948
                                                        ---------------------------

         Increase (decrease) in net assets from
           operations                                        6,920             936
                                                        ---------------------------

From capital transactions:
     Net proceeds from units sold                          136,905          51,355
     Cost of units redeemed                                      0               0
     Net transfers                                               0               0
                                                        ---------------------------

         Increase in net assets
             from capital transactions                     136,905          51,355
                                                        ---------------------------

Increase in net assets                                     143,825          52,291
Net assets at beginning of period                                0               0
                                                        ---------------------------
Net assets at end of period                              $ 143,825       $  52,291
                                                        ===========================

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                             18,838           5,242
     Units redeemed                                              0               0
     Units transferred                                           0               0
                                                        ---------------------------

Increase in units outstanding                               18,838           5,242
Beginning units                                                  0               0
                                                        ---------------------------

Ending units                                                18,838           5,242
                                                        ===========================



                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                          FOR THE PERIOD FROM INCEPTION
                                TO APRIL 30, 1999
                                   (Continued)


                                                    "Dogs" of            Equity             Equity        Small Company
                                                  Wall Street            Income              Index                Value
                                                    Portfolio         Portfolio          Portfolio            Portfolio
                                                 ----------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment loss                         $       (168)      $       (172)      $     (1,878)      $        (26)
     Net realized gains (losses) from
         securities transactions                          (39)                 0                  8                  0
     Change in net unrealized appreciation/
         depreciation of investments                   13,862              7,177             19,938              2,623
                                                 ----------------------------------------------------------------------

         Increase (decrease) in net assets
           from operations                             13,655              7,005             18,068              2,597
                                                 ----------------------------------------------------------------------

From capital transactions:
     Net proceeds from units sold                     301,308            370,857          4,068,548             48,211
     Cost of units redeemed                              (262)                 0             (4,403)                 0
     Net transfers                                     (1,831)             3,736             23,496                  0
                                                 ----------------------------------------------------------------------

         Increase in net assets
             from capital transactions                299,215            374,593          4,087,641             48,211
                                                 ----------------------------------------------------------------------

Increase in net assets                                312,870            381,598          4,105,709             50,808
Net assets at beginning of period                           0                  0                  0                  0
                                                 ----------------------------------------------------------------------
Net assets at end of period                      $    312,870       $    381,598       $  4,105,709       $     50,808
                                                 ======================================================================

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                        30,856             35,710            398,231              4,634
     Units redeemed                                       (26)                 0               (425)                 0
     Units transferred                                   (215)               353              2,287                  0
                                                 ----------------------------------------------------------------------

Increase in units outstanding                          30,615             36,063            400,093              4,634
Beginning units                                             0                  0                  0                  0
                                                 ----------------------------------------------------------------------

Ending units                                           30,615             36,063            400,093              4,634
                                                 ======================================================================


                                                         Cash
                                                   Management
                                                    Portfolio              TOTAL
                                                 --------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment loss                         $     (2,010)      $    (18,909)
     Net realized gains (losses) from
         securities transactions                            1                236
     Change in net unrealized appreciation/
         depreciation of investments                    5,374           (162,301)
                                                 --------------------------------

         Increase (decrease) in net assets
           from operations                              3,365           (180,974)
                                                 --------------------------------

From capital transactions:
     Net proceeds from units sold                   4,375,057         37,937,139
     Cost of units redeemed                              (279)           (45,540)
     Net transfers                                   (335,777)          (193,149)
                                                 --------------------------------

         Increase in net assets
             from capital transactions              4,039,001         37,698,450
                                                 --------------------------------

Increase in net assets                              4,042,366         37,517,476
Net assets at beginning of period                           0                  0
                                                 --------------------------------
Net assets at end of period                      $  4,042,366       $ 37,517,476
                                                 ================================

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                       365,310
     Units redeemed                                       (23)
     Units transferred                                (28,016)
                                                 -------------

Increase in units outstanding                         337,271
Beginning units                                             0
                                                 -------------

Ending units                                          337,271
                                                 =============



                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (PORTION RELATING TO THE POLARIS PLUS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Variable Annuity Account Seven (Portion Relating to the POLARIS PLUS Variable Annuity) of Anchor National Life Insurance Company (the "Separate Account") is a segregated investment account of Anchor National Life Insurance Company (the "Company"). The Company is an indirect, wholly owned subsidiary of SunAmerica Inc. Effective January 1, 1999, SunAmerica Inc. merged with and into American International Group, Inc. in a tax-free reorganization that has been treated as a pooling of interests for accounting purposes. Immediately prior to the merger, SunAmerica Inc. transferred substantially all of its net assets to its wholly owned subsidiary SunAmerica Holdings, Inc., a Delaware Corporation. On January 4, 1999, SunAmerica Holdings, Inc. changed its name to SunAmerica Inc. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

         The Separate Account is composed of twenty-six variable portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of either (1) one of the three currently available investment portfolios of Anchor Series Trust ("Anchor Trust") or (2) one of the twenty-three currently available investment portfolios of SunAmerica Series Trust ("SunAmerica Trust"). The Anchor Trust and the SunAmerica Trust (the "Trusts") are each diversified, open-end, affiliated investment companies, which retain investment advisers to assist in the investment activities of the Trusts. The participant may elect to have investments allocated to any of five guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the participant to the twenty-six Variable Accounts and do not include balances allocated to the General Account.

         The inception date of the Cash Management, Corporate Bond, Asset Allocation, Equity Income, Emerging Markets, and Small Company Value Portfolios was March 23, 1999. The inception date of the International Growth & Income Portfolio was March 24, 1999. The inception date of the Worldwide High Income and Real Estate Portfolios was March 31, 1999. The inception date of the remaining portfolios was March 19, 1999.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (PORTION RELATING TO THE POLARIS PLUS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


         ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         The investment objectives and policies of the three portfolios of the Anchor Trust are summarized below:

         The CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation. This portfolio invests in growth equity securities which are widely diversified by industry and company using a wide-ranging and flexible stock picking approach; may be concentrated and will generally have less investments in large company securities than the Growth Portfolio.

         The GROWTH PORTFOLIO seeks capital appreciation. This portfolio invests in core equity securities that are widely diversified by industry and company.

         The GOVERNMENT AND QUALITY BOND PORTFOLIO seeks relatively high current income, liquidity and security of principal. This portfolio invests in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in high quality corporate fixed income securities.

         Anchor Trust has portfolios in addition to those identified above; however, none of these other portfolios is currently available for investment under the Separate Account.

         The investment objectives and policies of the twenty-three portfolios of the SunAmerica Trust are summarized below:

         The INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO seeks long-term capital appreciation. This portfolio invests (in accordance with country weightings as determined by the Subadviser) in common stocks of foreign issuers which, in the aggregate, replicate broad country and sector indices.

         The GLOBAL EQUITIES PORTFOLIO seeks long-term growth of capital. This portfolio invests primarily in common stocks or securities of U.S. and foreign issuers with common stock characteristics which demonstrate the potential for appreciation and engages in transactions in foreign currencies.

         The AGGRESSIVE GROWTH PORTFOLIO seeks capital appreciation. This portfolio invests primarily in equity securities of high growth companies including small companies with market capitalizations under $1 billion.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (PORTION RELATING TO THE POLARIS PLUS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


         ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         The VENTURE VALUE PORTFOLIO seeks growth of capital. This portfolio invests primarily in common stocks of companies with market capitalizations of at least $5 billion.

         The FEDERATED VALUE PORTFOLIO seeks growth of capital and income. This portfolio invests primarily in the securities of high quality companies.

         The PUTNAM GROWTH PORTFOLIO seeks long-term growth of capital. This portfolio invests primarily in common stocks or securities with common stock characteristics that its Subadviser believes have above-average growth prospects.

         The ALLIANCE GROWTH PORTFOLIO seeks long-term growth of capital. This portfolio invests primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings.

         The GROWTH-INCOME PORTFOLIO seeks growth of capital and income. This portfolio invests primarily in common stocks or securities which demonstrate the potential for appreciation and/or dividends.

         The ASSET ALLOCATION PORTFOLIO seeks high total return (including income and capital gains) consistent with preservation of capital over the long term. This portfolio invests in a diversified selection of common stocks and other securities having common stock characteristics, bonds and other intermediate and long-term fixed-income securities and money market instruments (debt securities maturing in one year or less) in any combination.

         The SUNAMERICA BALANCED PORTFOLIO seeks to conserve principal. This portfolio maintains at all times a balanced portfolio of stocks and bonds, with at least 25% invested in fixed income securities.

         The UTILITY PORTFOLIO seeks high current income and moderate capital appreciation. This portfolio invests primarily in the equity and debt securities of utility companies.

         The WORLDWIDE HIGH INCOME PORTFOLIO seeks high current income and, secondarily, capital appreciation. This portfolio invests primarily in a selection of high-yielding fixed-income securities of issuers located throughout the world.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (PORTION RELATING TO THE POLARIS PLUS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


         ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         The HIGH-YIELD BOND PORTFOLIO seeks a high level of current income and, secondarily, seeks capital appreciation. This portfolio invests primarily in intermediate and long-term corporate obligations, with emphasis on higher-yielding, higher-risk, lower-rated or unrated securities with a primary focus on "B" rated high-yield bonds.

         The GLOBAL BOND PORTFOLIO seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. This portfolio invests in high quality fixed-income securities of U.S. and foreign issuers and engages in transactions in foreign currencies.

         The CORPORATE BOND PORTFOLIO seeks a high total return with only moderate price risk. This portfolio invests primarily in investment grade fixed-income securities.

         The INTERNATIONAL GROWTH AND INCOME PORTFOLIO seeks growth of capital with current income as a secondary objective. This portfolio invests primarily in common stocks traded on markets outside the United States.

         The EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation. This portfolio invests mainly in the common stocks and other equity securities of companies that its Subadviser believes have above-average growth prospects primarily in emerging markets outside the United States.

         The REAL ESTATE PORTFOLIO seeks to achieve total return through a combination of growth and income. This portfolio invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

         The "DOGS" OF WALL STREET PORTFOLIO seeks total return (including capital appreciation and current income) primarily through the annual selection of thirty high dividend yielding common stocks from the Dow Jones Industrial Average and the broader market.

         The EQUITY INCOME PORTFOLIO seeks long-term capital appreciation and income. This portfolio invests primarily in equity securities that are expected to pay above-average dividends.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (PORTION RELATING TO THE POLARIS PLUS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


         ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         The EQUITY INDEX PORTFOLIO seeks investment results that correspond with the performance of the Standard and Poor's 500 Composite Stock Price Index ("S&P 500"). This portfolio invests primarily in common stocks included in the S&P 500.

         The SMALL COMPANY VALUE PORTFOLIO seeks capital appreciation. This portfolio invests in a broadly diversified portfolio of equity securities of small companies generally with market capitalizations of less than $1 billion.

         The CASH MANAGEMENT PORTFOLIO seeks high current yield while preserving capital. This portfolio invests in a diversified selection of money market instruments.

         The SunAmerica Trust has portfolios in addition to those identified above; however, none of these other portfolios is currently available for investment under the Separate Account.

         Purchases and sales of shares of the portfolios of the Trusts are valued at the net asset values of the shares on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded when received. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on an average cost basis.

         Accumulation unit values are computed daily based on the total net assets of the Variable Accounts.

2.       CHARGES AND DEDUCTIONS

         WITHDRAWAL CHARGE: The contract value may be withdrawn at any time during the accumulation period subject to the limitations under Section 403 (b) (11) of the Internal Revenue Code (IRC) and any applicable Plan document. A withdrawal charge applies against each purchase payment put into the contract with a few exceptions. A withdrawal charge is not applicable to withdrawals due to annuitization or death benefits. Additionally, withdrawal charges do not apply after the participant's tenth contract anniversary or after separation from service occurring after contract issue. Withdrawal charges are not deducted when withdrawals are requested due to disability or hardship. Finally, fifteen percent of the purchase payments each contract year are exempt from withdrawal charges for participants who were separated from service at the time the contract was issued.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (PORTION RELATING TO THE POLARIS PLUS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


         CHARGES AND DEDUCTIONS (continued)

         Withdrawal charges vary in amount depending upon the number of years since the purchase payment being withdrawn was made. The applicable withdrawal charge schedule varies depending upon your employment status at the time of contract issue. The withdrawal charge is deducted from the remaining contract value so that the actual reduction in contract value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the withdrawal charge, withdrawals will be allocated first to investment income, if any (which may generally be withdrawn free of a withdrawal charge), and then to the oldest purchase payments first so that all withdrawals are allocated to purchase payments to which the lowest (if any) withdrawal charge applies.

         Any amount withdrawn may be subject to a withdrawal charge in accordance with the withdrawal charge tables shown below:

                    SEPARATED FROM SERVICE AT CONTRACT ISSUE

             Years Since Purchase             Applicable Withdrawal
                   Payment                        Charge Percentage
             --------------------             ---------------------
             First                                               6%
             Second                                              6%
             Third                                               5%
             Fourth                                              5%
             Fifth                                               4%
             Sixth and beyond                                    0%

                           EMPLOYED AT CONTRACT ISSUE

             Years Since Purchase             Applicable Withdrawal
                   Payment                        Charge Percentage
             --------------------             ---------------------
             First                                               6%
             Second                                              6%
             Third                                               5%
             Fourth                                              5%
             Fifth                                               4%
             Sixth                                               4%
             Seventh and beyond                                  0%

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (PORTION RELATING TO THE POLARIS PLUS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


         CHARGES AND DEDUCTIONS (continued)

         TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer of funds in excess of fifteen transactions within a contract year.

         PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin. The Company currently intends to deduct premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon the payment of the death benefit.

         MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, which total to an annual rate of 1.10% of the net asset value of each portfolio, computed on a daily basis. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide death benefits, and for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract.

         DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each portfolio, computed on a daily basis. This charge is for all expenses associated with the distribution of the contract. These expenses include preparing the contract, confirmations and statements, providing sales support and maintaining contract records. If this charge is not enough to cover the costs of distributing the contract, the Company will bear the loss.

         SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (PORTION RELATING TO THE POLARIS PLUS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


         CHARGES AND DEDUCTIONS (continued)

         INCOME PROTECTOR FEE: The Company offers two levels of income protection to participants. If elected, the Income Protector Plus and the Income Protector Max can provide increased levels of minimum guaranteed income. An annual fee is charged for the Plus and Max options, as a percentage of an "income benefit base" calculation, in the amount of 0.15% and 0.30%, respectively. The "income benefit base" calculation is equal to the contract's value on the election date, plus all subsequent purchase payments, less all withdrawals and applicable fees and charges in an amount proportionate to the amount by which such withdrawals decrease the contract's value. The "income benefit base" also accumulates at an annual growth rate of 3.25% and 5.25% for the Plus and the Max options, respectively.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (PORTION RELATING TO THE POLARIS PLUS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


3.       INVESTMENT IN ANCHOR TRUST AND SUNAMERICA TRUST

         The aggregate cost of the Trusts' shares acquired and the aggregate proceeds from shares sold during the period from inception to April 30, 1999 consist of the following:

                                                                          Cost of Shares                  Proceeds from
         Variable Accounts                                                      Acquired                    Shares Sold
         ---------------------------                                     ----------------------------------------------
         ANCHOR TRUST:
         Capital Appreciation Portfolio                                   $    1,514,270                        $    90
         Growth Portfolio                                                      1,408,734                             36
         Government and Quality Bond Portfolio                                 2,459,571                            435

         SUNAMERICA TRUST:
         International Diversified Equities Portfolio                            316,925                             73
         Global Equities Portfolio                                               312,728                             52
         Aggressive Growth Portfolio                                             461,650                             29
         Venture Value Portfolio                                                 972,301                             75
         Federated Value Portfolio                                               439,147                            421
         Putnam Growth Portfolio                                               3,972,708                          6,503
         Alliance Growth Portfolio                                             6,144,451                          6,323
         Growth-Income Portfolio                                               3,825,627                          4,134
         Asset Allocation Portfolio                                              516,062                             29
         SunAmerica Balanced Portfolio                                         4,478,509                          7,768
         Utility Portfolio                                                       237,867                             33
         Worldwide High Income Portfolio                                          69,483                             27
         High-Yield Bond Portfolio                                               356,586                          4,157
         Global Bond Portfolio                                                   587,034                            143
         Corporate Bond Portfolio                                                421,309                            102
         International Growth & Income Portfolio                                 182,476                             60
         Emerging Markets Portfolio                                              136,854                             11
         Real Estate Portfolio                                                    51,345                              2
         "Dogs" of Wall Street Portfolio                                         300,578                          1,531
         Equity Income Portfolio                                                 374,444                             23
         Equity Index Portfolio                                                4,086,214                            451
         Small Company Value Portfolio                                            48,199                             14
         Cash Management Portfolio                                             4,038,316                          1,325

4.       FEDERAL INCOME TAXES

         The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. The Separate Account is not treated as a regulated investment company under the Code.

                         VARIABLE ANNUITY ACCOUNT SEVEN

             (PORTION RELATING TO THE POLARIS PLUS VARIABLE ANNUITY)

                                       OF

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1999

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Anchor National Life Insurance Company and the Contractholders of its separate account, Variable Annuity Account Seven (Portion Relating to the POLARIS PLUS Variable Annuity)

In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Seven (Portion Relating to the POLARIS PLUS Variable Annuity), a separate account of Anchor National Life Insurance Company (the "Separate Account") at September 30, 1999, the results of their operations and the changes in their net assets for the five month period from May 1, 1999 to September 30, 1999, and the changes in their net assets for the period from inception to April 30, 1999, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

December 22, 1999

                         VARIABLE ANNUITY ACCOUNT SEVEN
            (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1999

                                                                                     Government     International
                                                       Capital                          and          Diversified
                                                    Appreciation       Growth       Quality Bond       Equities
                                                      Portfolio       Portfolio       Portfolio       Portfolio
                                                    ------------     -----------    -------------   -------------
Assets:
    Investments in Anchor Series Trust,
        at market value                              $14,607,225     $13,833,838     $32,495,085      $         0
    Investments in SunAmerica Series Trust,
        at market value                                        0               0               0        2,862,058
Liabilities                                                    0               0               0                0
                                                     -----------     -----------     -----------      -----------
Net Assets                                           $14,607,225     $13,833,838     $32,495,085      $ 2,862,058
                                                     ===========     ===========     ===========      ===========
Accumulation units outstanding                           467,958         505,100       2,428,089          197,799
                                                     ===========     ===========     ===========      ===========
Unit value of accumulation units                     $     31.21     $     27.39     $     13.38      $     14.47
                                                     ===========     ===========     ===========      ===========

                                                     Global          Aggressive        Venture
                                                     Equities          Growth           Value
                                                    Portfolio         Portfolio       Portfolio
                                                    -----------      -----------     -----------
Assets:
    Investments in Anchor Series Trust,
        at market value                             $         0      $         0     $         0
    Investments in SunAmerica Series Trust,
        at market value                               6,540,341        5,685,101      11,026,074
Liabilities                                                   0                0               0
                                                    -----------      -----------     -----------
Net Assets                                          $ 6,540,341      $ 5,685,101     $11,026,074
                                                    ===========      ===========     ===========
Accumulation units outstanding                          301,757          357,741         438,957
                                                    ===========      ===========     ===========
Unit value of accumulation units                    $     21.67      $     15.89     $     25.12
                                                    ===========      ===========     ===========





                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
            (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1999
                                   (Continued)


                                                  Federated       Putnam          Alliance        Growth-
                                                    Value         Growth           Growth         Income
                                                  Portfolio      Portfolio       Portfolio       Portfolio
                                                -----------     -----------     -----------     -----------
Assets:
    Investments in Anchor Series Trust,
        at market value                         $         0     $         0     $         0     $         0
    Investments in SunAmerica Series Trust,
       at market value                            3,701,372      31,271,740      66,205,983      42,674,012

Liabilities                                               0               0               0               0
                                                -----------     -----------     -----------     -----------
Net Assets                                      $ 3,701,372     $31,271,740     $66,205,983     $42,674,012
                                                ===========     ===========     ===========     ===========

Accumulation units outstanding                      231,730       1,224,471       1,648,291       1,406,790
                                                ===========     ===========     ===========     ===========

Unit value of accumulation units                $     15.97     $     25.54     $     40.17     $     30.33
                                                ===========     ===========     ===========     ===========

                                                    Asset        SunAmerica
                                                 Allocation       Balanced        Utility
                                                 Portfolio       Portfolio       Portfolio
                                                -----------     -----------     -----------
Assets:
    Investments in Anchor Series Trust,
        at market value                         $         0     $         0     $         0
    Investments in SunAmerica Series Trust,
       at market value                            6,409,516      52,983,908       4,327,372

Liabilities                                               0               0               0
                                                -----------     -----------     -----------
Net Assets                                      $ 6,409,516     $52,983,908     $ 4,327,372
                                                ===========     ===========     ===========

Accumulation units outstanding                      351,875       3,078,230         294,024
                                                ===========     ===========     ===========

Unit value of accumulation units                $     18.22     $     17.21     $     14.72
                                                ===========     ===========     ===========




                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
            (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1999
                                   (Continued)


                                                  Worldwide        High-Yield        Global          Corporate
                                                 High Income          Bond             Bond             Bond
                                                  Portfolio        Portfolio        Portfolio        Portfolio
                                                 -----------       ----------       ----------       ----------
Assets:
    Investments in Anchor Series Trust,
        at market value                           $        0       $        0       $        0       $        0
    Investments in SunAmerica Series Trust,
        at market value                              858,872        3,275,531        5,012,560        4,881,942

Liabilities                                                0                0                0                0
                                                  ----------       ----------       ----------       ----------

Net Assets                                        $  858,872       $3,275,531       $5,012,560       $4,881,942
                                                  ==========       ==========       ==========       ==========

Accumulation units outstanding                        59,211          224,734          355,256          381,396
                                                  ==========       ==========       ==========       ==========

Unit value of accumulation units                  $    14.51       $    14.58       $    14.11       $    12.80
                                                  ==========       ==========       ==========       ==========

                                                  International       Emerging           Real
                                                 Growth & Income       Markets          Estate
                                                    Portfolio         Portfolio        Portfolio
                                                 ---------------     ----------       ----------
Assets:
    Investments in Anchor Series Trust,
        at market value                             $        0       $        0       $        0
    Investments in SunAmerica Series Trust,
        at market value                              3,703,671        2,031,514          853,939

Liabilities                                                  0                0                0
                                                    ----------       ----------       ----------

Net Assets                                          $3,703,671       $2,031,514       $  853,939
                                                    ==========       ==========       ==========

Accumulation units outstanding                         280,354          260,349           95,069
                                                    ==========       ==========       ==========

Unit value of accumulation units                    $    13.21       $     7.80       $     8.98
                                                    ==========       ==========       ==========





                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1999
                                   (Continued)

                                           "Dogs" of         Equity           Equity       Small Company
                                           Wall Street        Income            Index            Value
                                            Portfolio        Portfolio        Portfolio        Portfolio
                                          ------------     ------------     ------------    -------------
Assets:
    Investments in Anchor
        Series Trust, at market value     $          0     $          0     $          0     $          0
    Investments in SunAmerica
        Series Trust, at market value        3,892,249        4,538,800       40,173,305        1,319,122
Liabilities                                          0                0                0                0
                                          ------------     ------------     ------------     ------------
Net Assets                                $  3,892,249     $  4,538,800     $ 40,173,305     $  1,319,122
                                          ============     ============     ============     ============
Accumulation units outstanding                 415,828          469,624        4,175,794          114,369
                                          ============     ============     ============     ============
Unit value of accumulation units          $       9.36     $       9.66     $       9.62     $      11.53
                                          ============     ============     ============     ============

                                             Cash
                                            Management
                                             Portfolio         TOTAL
                                           ------------     ------------
Assets:
    Investments in Anchor
        Series Trust, at market value      $          0     $ 60,936,148
    Investments in SunAmerica
        Series Trust, at market value        22,065,908      326,294,890
Liabilities                                           0                0
                                           ------------     ------------
Net Assets                                 $ 22,065,908     $387,231,038
                                           ============     ============
Accumulation units outstanding                1,814,740
                                           ============
Unit value of accumulation units           $      12.16
                                           ============


                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1999

                                                                  Market Value          Market
Variable Accounts                                     Shares       Per Share             Value                 Cost
-----------------                                   ---------     ------------      -------------        --------------
ANCHOR SERIES TRUST:
    Capital Appreciation Portfolio                    356,142        $ 41.02         $ 14,607,225          $ 14,761,338
    Growth Portfolio                                  429,927          32.18           13,833,838            15,004,174
    Government and Quality Bond Portfolio           2,368,267          13.72           32,495,085            33,703,798
                                                                                    -------------        --------------
                                                                                       60,936,148            63,469,310
                                                                                    -------------        --------------
SUNAMERICA SERIES TRUST:
    International Diversified Equities Portfolio      210,334          13.61            2,862,058             2,846,539
    Global Equities Portfolio                         369,983          17.68            6,540,341             6,808,700
    Aggressive Growth Portfolio                       374,049          15.20            5,685,101             5,846,734
    Venture Value Portfolio                           459,178          24.01           11,026,074            11,896,450
    Federated Value Portfolio                         237,288          15.60            3,701,372             4,095,321
    Putnam Growth Portfolio                         1,383,188          22.61           31,271,740            32,302,345
    Alliance Growth Portfolio                       2,096,728          31.58           66,205,983            70,086,131
    Growth-Income Portfolio                         1,559,084          27.37           42,674,012            45,001,961
    Asset Allocation Portfolio                        467,438          13.71            6,409,516             6,927,324
    SunAmerica Balanced Portfolio                   3,103,016          17.07           52,983,908            54,000,135
    Utility Portfolio                                 310,585          13.93            4,327,372             4,586,971
    Worldwide High Income Portfolio                    87,867           9.77              858,872               896,080
    High-Yield Bond Portfolio                         320,576          10.22            3,275,531             3,506,849
    Global Bond Portfolio                             465,373          10.77            5,012,560             5,259,974
    Corporate Bond Portfolio                          439,965          11.10            4,881,942             4,998,354
    International Growth & Income Portfolio           280,053          13.22            3,703,671             3,690,147
    Emerging Markets Portfolio                        254,401           7.99            2,031,514             2,075,601
    Real Estate Portfolio                              96,582           8.84              853,939               923,906
    "Dogs" of Wall Street Portfolio                   419,349           9.28            3,892,249             4,276,504
    Equity Income Portfolio                           447,790          10.14            4,538,800             4,844,697
    Equity Index Portfolio                          3,661,183          10.97           40,173,305            41,978,349
    Small Company Value Portfolio                     128,480          10.27            1,319,122             1,320,907
    Cash Management Portfolio                       2,053,578          10.75           22,065,908            22,143,484
                                                                                    -------------        --------------
                                                                                      326,294,890           340,313,463
                                                                                    -------------        --------------
                                                                                    $ 387,231,038         $ 403,782,773
                                                                                    =============        ==============





                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                        INTERIM STATEMENT OF OPERATIONS
                  FOR THE FIVE MONTH PERIOD FROM MAY 1, 1999 TO
                               SEPTEMBER 30, 1999

                                                                                                 Government      International
                                                                 Capital                             and          Diversified
                                                              Appreciation        Growth        Quality Bond        Equities
                                                                Portfolio        Portfolio        Portfolio        Portfolio
                                                              ------------      -----------     ------------     -------------
Investment income:
    Dividends and capital gains distributions                  $   596,332      $   841,147      $ 1,371,824      $    33,105
                                                               -----------      -----------      -----------      -----------
        Total investment income                                    596,332          841,147        1,371,824           33,105
                                                               -----------      -----------      -----------      -----------
Expenses:
    Mortality risk charge                                          (25,831)         (24,604)         (55,106)          (4,840)
    Expense risk charge                                             (9,687)          (9,226)         (20,665)          (1,815)
    Distribution expense charge                                     (4,843)          (4,613)         (10,332)            (908)
                                                               -----------      -----------      -----------      -----------
        Total expenses                                             (40,361)         (38,443)         (86,103)          (7,563)
                                                               -----------      -----------      -----------      -----------
Net investment income (loss)                                       555,971          802,704        1,285,721           25,542
                                                               -----------      -----------      -----------      -----------
Net realized gains (losses) from securities transactions:
    Proceeds from shares sold                                          314              717           21,490           14,349
    Cost of shares sold                                               (305)            (712)         (21,436)         (14,047)
                                                               -----------      -----------      -----------      -----------
Net realized gains (losses) from
    securities transactions                                              9                5               54              302
                                                               -----------      -----------      -----------      -----------
Net unrealized appreciation (depreciation) of investments:
    Beginning of period                                             (1,096)             357           (5,797)           6,618
    End of period                                                 (154,113)      (1,170,336)      (1,208,713)          15,519
                                                               -----------      -----------      -----------      -----------
Change in net unrealized appreciation/
    depreciation of investments                                   (153,017)      (1,170,693)      (1,202,916)           8,901
                                                               -----------      -----------      -----------      -----------

Increase (decrease) in net assets from operations              $   402,963      $  (367,984)     $    82,859      $    34,745
                                                               ===========      ===========      ===========      ===========


                                                                 Global          Aggressive        Venture
                                                                Equities          Growth            Value
                                                                Portfolio        Portfolio        Portfolio
                                                               -----------      -----------      -----------
Investment income:
    Dividends and capital gains distributions                  $   275,450      $   235,001      $   278,500
                                                               -----------      -----------      -----------
        Total investment income                                    275,450          235,001          278,500
                                                               -----------      -----------      -----------
Expenses:
    Mortality risk charge                                           (9,959)          (8,472)         (18,793)
    Expense risk charge                                             (3,735)          (3,177)          (7,047)
    Distribution expense charge                                     (1,867)          (1,588)          (3,524)
                                                               -----------      -----------      -----------
        Total expenses                                             (15,561)         (13,237)         (29,364)
                                                               -----------      -----------      -----------
Net investment income (loss)                                       259,889          221,764          249,136
                                                               -----------      -----------      -----------
Net realized gains (losses) from securities transactions:
    Proceeds from shares sold                                       60,635           40,006              100
    Cost of shares sold                                            (62,982)         (41,502)             (98)
                                                               -----------      -----------      -----------
Net realized gains (losses) from
    securities transactions                                         (2,347)          (1,496)               2
                                                               -----------      -----------      -----------
Net unrealized appreciation (depreciation) of investments:
    Beginning of period                                               (196)            (683)          29,940
    End of period                                                 (268,359)        (161,633)        (870,376)
                                                               -----------      -----------      -----------
Change in net unrealized appreciation/
    depreciation of investments                                   (268,163)        (160,950)        (900,316)
                                                               -----------      -----------      -----------

Increase (decrease) in net assets from operations              $   (10,621)     $    59,318      $  (651,178)
                                                               ===========      ===========      ===========





                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                        INTERIM STATEMENT OF OPERATIONS
                  FOR THE FIVE MONTH PERIOD FROM MAY 1, 1999 TO
                               SEPTEMBER 30, 1999
                                   (Continued)

                                                   Federated         Putnam          Alliance          Growth-
                                                     Value           Growth           Growth           Income
                                                   Portfolio        Portfolio        Portfolio        Portfolio
                                                  -----------      -----------      -----------      -----------
 Investment income:
    Dividends and capital gains distributions     $    96,195      $   665,388      $ 3,245,699      $ 1,302,192
                                                  -----------      -----------      -----------      -----------
        Total investment income                        96,195          665,388        3,245,699        1,302,192
                                                  -----------      -----------      -----------      -----------
Expenses:
    Mortality risk charge                              (6,204)         (57,060)        (109,316)         (71,809)
    Expense risk charge                                (2,326)         (21,398)         (40,993)         (26,928)
    Distribution expense charge                        (1,163)         (10,699)         (20,497)         (13,465)
                                                  -----------      -----------      -----------      -----------
        Total expenses                                 (9,693)         (89,157)        (170,806)        (112,202)
                                                  -----------      -----------      -----------      -----------
Net investment income (loss)                           86,502          576,231        3,074,893        1,189,990
                                                  -----------      -----------      -----------      -----------
Net realized gains (losses) from securities
  transactions:
    Proceeds from shares sold                           3,715            1,522              695           15,729
    Cost of shares sold                                (3,640)          (1,530)            (693)         (15,902)
                                                  -----------      -----------      -----------      -----------
Net realized gains (losses) from
    securities transactions                                75               (8)               2             (173)
                                                  -----------      -----------      -----------      -----------
Net unrealized appreciation (depreciation)
  of investments:
    Beginning of period                                 5,440          (80,946)        (198,962)          20,532
    End of period                                    (393,949)      (1,030,605)      (3,880,148)      (2,327,949)
                                                  -----------      -----------      -----------      -----------
Change in net unrealized appreciation/
    depreciation of investments                      (399,389)        (949,659)      (3,681,186)      (2,348,481)
                                                  -----------      -----------      -----------      -----------
Increase (decrease) in net assets
    from operations                               $  (312,812)     $  (373,436)     $  (606,291)     $(1,158,664)
                                                  ===========      ===========      ===========      ===========

                                                     Asset         SunAmerica
                                                  Allocation        Balanced          Utility
                                                   Portfolio        Portfolio        Portfolio
                                                  -----------      -----------      -----------
 Investment income:
    Dividends and capital gains distributions     $   310,778      $   593,187      $   139,526
                                                  -----------      -----------      -----------
        Total investment income                       310,778          593,187          139,526
                                                  -----------      -----------      -----------
Expenses:
    Mortality risk charge                             (10,458)         (90,700)          (6,959)
    Expense risk charge                                (3,922)         (34,012)          (2,610)
    Distribution expense charge                        (1,960)         (17,006)          (1,304)
                                                  -----------      -----------      -----------
        Total expenses                                (16,340)        (141,718)         (10,873)
                                                  -----------      -----------      -----------
Net investment income (loss)                          294,438          451,469          128,653
                                                  -----------      -----------      -----------
Net realized gains (losses) from securities
    transactions:
    Proceeds from shares sold                           3,816          207,246            5,139
    Cost of shares sold                                (3,707)        (197,096)          (5,464)
                                                  -----------      -----------      -----------
Net realized gains (losses) from
    securities transactions                               109           10,150             (325)
                                                  -----------      -----------      -----------
Net unrealized appreciation (depreciation)
    of investments:
    Beginning of period                                 1,731          (17,466)           4,115
    End of period                                    (517,808)      (1,016,227)        (259,599)
                                                  -----------      -----------      -----------
Change in net unrealized appreciation/
    depreciation of investments                      (519,539)        (998,761)        (263,714)
                                                  -----------      -----------      -----------
Increase (decrease) in net assets
    from operations                               $  (224,992)     $  (537,142)     $  (135,386)
                                                  ===========      ===========      ===========





                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                        INTERIM STATEMENT OF OPERATIONS
                  FOR THE FIVE MONTH PERIOD FROM MAY 1, 1999 TO
                               SEPTEMBER 30, 1999
                                   (Continued)

                                                               Worldwide     High-Yield       Global        Corporate
                                                              High Income        Bond          Bond           Bond
                                                               Portfolio      Portfolio      Portfolio      Portfolio
                                                              -----------    ----------      ---------      ---------
Investment income:
    Dividends and capital gains distributions                  $  50,858      $ 196,650      $ 224,717      $ 104,204
                                                               ---------      ---------      ---------      ---------
        Total investment income                                   50,858        196,650        224,717        104,204
                                                               ---------      ---------      ---------      ---------
Expenses:
    Mortality risk charge                                         (1,304)        (5,777)        (8,822)        (7,155)
    Expense risk charge                                             (489)        (2,166)        (3,308)        (2,683)
    Distribution expense charge                                     (245)        (1,084)        (1,654)        (1,342)
                                                               ---------      ---------      ---------      ---------
        Total expenses                                            (2,038)        (9,027)       (13,784)       (11,180)
                                                               ---------      ---------      ---------      ---------
Net investment income (loss)                                      48,820        187,623        210,933         93,024
                                                               ---------      ---------      ---------      ---------
Net realized gains (losses) from securities transactions:
    Proceeds from shares sold                                      2,771         16,922         22,010            585
    Cost of shares sold                                           (2,913)       (17,010)       (22,765)          (586)
                                                               ---------      ---------      ---------      ---------
Net realized gains (losses) from
    securities transactions                                         (142)           (88)          (755)            (1)
                                                               ---------      ---------      ---------      ---------
Net unrealized appreciation (depreciation) of investments:
    Beginning of period                                            1,862          6,766          1,497            (77)
    End of period                                                (37,208)      (231,318)      (247,414)      (116,412)
                                                               ---------      ---------      ---------      ---------
Change in net unrealized appreciation/
    depreciation of investments                                  (39,070)      (238,084)      (248,911)      (116,335)
                                                               ---------      ---------      ---------      ---------
Increase (decrease) in net assets from operations              $   9,608      $ (50,549)     $ (38,733)     $ (23,312)
                                                               =========      =========      =========      =========

                                                                International    Emerging         Real
                                                               Growth & Income    Markets        Estate
                                                                  Portfolio      Portfolio      Portfolio
                                                               ---------------   ---------      ---------
Investment income:
    Dividends and capital gains distributions                     $  12,987      $      73      $  14,160
                                                                  ---------      ---------      ---------
        Total investment income                                      12,987             73         14,160
                                                                  ---------      ---------      ---------
Expenses:
    Mortality risk charge                                            (5,704)        (3,414)        (1,216)
    Expense risk charge                                              (2,139)        (1,280)          (456)
    Distribution expense charge                                      (1,069)          (640)          (228)
                                                                  ---------      ---------      ---------
        Total expenses                                               (8,912)        (5,334)        (1,900)
                                                                  ---------      ---------      ---------
Net investment income (loss)                                          4,075         (5,261)        12,260
                                                                  ---------      ---------      ---------
Net realized gains (losses) from securities transactions:
    Proceeds from shares sold                                         8,517        191,068            134
    Cost of shares sold                                              (8,270)      (179,152)          (134)
                                                                  ---------      ---------      ---------
Net realized gains (losses) from
    securities transactions                                             247         11,916              0
                                                                  ---------      ---------      ---------
Net unrealized appreciation (depreciation) of investments:
    Beginning of period                                               7,161          6,981            948
    End of period                                                    13,524        (44,087)       (69,967)
                                                                  ---------      ---------      ---------
Change in net unrealized appreciation/
    depreciation of investments                                       6,363        (51,068)       (70,915)
                                                                  ---------      ---------      ---------
Increase (decrease) in net assets from operations                 $  10,685      $ (44,413)     $ (58,655)
                                                                  =========      =========      =========





                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                        INTERIM STATEMENT OF OPERATIONS
                  FOR THE FIVE MONTH PERIOD FROM MAY 1, 1999 TO
                               SEPTEMBER 30, 1999
                                   (Continued)

                                                                 "Dogs" of          Equity            Equity
                                                                Wall Street         Income             Index
                                                                 Portfolio         Portfolio         Portfolio
                                                               ------------      ------------      ------------
Investment income:
    Dividends and capital gains distributions                  $     71,148      $     60,304      $      3,000
                                                               ------------      ------------      ------------
        Total investment income                                      71,148            60,304             3,000
                                                               ------------      ------------      ------------
Expenses:
    Mortality risk charge                                            (6,817)           (7,250)          (72,417)
    Expense risk charge                                              (2,556)           (2,719)          (27,156)
    Distribution expense charge                                      (1,278)           (1,359)          (13,579)
                                                               ------------      ------------      ------------
        Total expenses                                              (10,651)          (11,328)         (113,152)
                                                               ------------      ------------      ------------
Net investment income (loss)                                         60,497            48,976          (110,152)
                                                               ------------      ------------      ------------
Net realized gains (losses) from securities transactions:
    Proceeds from shares sold                                         4,419             5,961           112,794
    Cost of shares sold                                              (4,311)           (5,923)         (112,540)
                                                               ------------      ------------      ------------
Net realized gains (losses) from
    securities transactions                                             108                38               254
                                                               ------------      ------------      ------------
Net unrealized appreciation (depreciation) of investments:
    Beginning of period                                              13,862             7,177            19,938
    End of period                                                  (384,255)         (305,897)       (1,805,044)
                                                               ------------      ------------      ------------
Change in net unrealized appreciation/
    depreciation of investments                                    (398,117)         (313,074)       (1,824,982)
                                                               ------------      ------------      ------------
Increase (decrease) in net assets from operations              $   (337,512)     $   (264,060)     $ (1,934,880)
                                                               ============      ============      ============

                                                               Small Company         Cash
                                                                   Value          Management
                                                                 Portfolio         Portfolio           TOTAL
                                                               ------------      ------------      ------------
Investment income:
    Dividends and capital gains distributions                  $      3,094      $    339,461      $ 11,064,980
                                                               ------------      ------------      ------------
        Total investment income                                       3,094           339,461        11,064,980
                                                               ------------      ------------      ------------
Expenses:
    Mortality risk charge                                            (1,935)          (46,599)         (668,521)
    Expense risk charge                                                (726)          (17,475)         (250,694)
    Distribution expense charge                                        (362)           (8,737)         (125,346)
                                                               ------------      ------------      ------------
        Total expenses                                               (3,023)          (72,811)       (1,044,561)
                                                               ------------      ------------      ------------
Net investment income (loss)                                             71           266,650        10,020,419
                                                               ------------      ------------      ------------
Net realized gains (losses) from securities transactions:
    Proceeds from shares sold                                         6,004         4,026,147         4,772,805
    Cost of shares sold                                              (5,780)       (4,011,673)       (4,740,171)
                                                               ------------      ------------      ------------
Net realized gains (losses) from
    securities transactions                                             224            14,474            32,634
                                                               ------------      ------------      ------------
Net unrealized appreciation (depreciation) of investments:
    Beginning of period                                               2,623             5,374          (162,301)
    End of period                                                    (1,785)          (77,576)      (16,551,735)
                                                               ------------      ------------      ------------
Change in net unrealized appreciation/
    depreciation of investments                                      (4,408)          (82,950)      (16,389,434)
                                                               ------------      ------------      ------------
Increase (decrease) in net assets from operations              $     (4,113)     $    198,174      $ (6,336,381)
                                                               ============      ============      ============





                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   INTERIM STATEMENT OF CHANGES IN NET ASSETS
                  FOR THE FIVE MONTH PERIOD FROM MAY 1, 1999 TO
                               SEPTEMBER 30, 1999

                                                                                                    Government       International
                                                                  Capital                              and            Diversified
                                                               Appreciation         Growth         Quality Bond         Equities
                                                                 Portfolio         Portfolio         Portfolio         Portfolio
                                                               ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)                              $    555,971      $    802,704      $  1,285,721      $     25,542
     Net realized gains (losses) from
         securities transactions                                          9                 5                54               302
     Change in net unrealized appreciation/
         depreciation of investments                               (153,017)       (1,170,693)       (1,202,916)            8,901
                                                               ------------      ------------      ------------      ------------
         Increase (decrease) in net assets from operations          402,963          (367,984)           82,859            34,745
                                                               ------------      ------------      ------------      ------------
From capital transactions:
     Net proceeds from units sold                                10,048,570        11,140,352        26,888,483         2,004,671
     Cost of units redeemed                                         (62,740)          (69,565)         (191,771)           (9,570)
     Net transfers                                                2,705,346         1,721,980         3,262,176           508,741
                                                               ------------      ------------      ------------      ------------
         Increase in net assets

             from capital transactions                           12,691,176        12,792,767        29,958,888         2,503,842
                                                               ------------      ------------      ------------      ------------
Increase in net assets                                           13,094,139        12,424,783        30,041,747         2,538,587
Net assets at beginning of period                                 1,513,086         1,409,055         2,453,338           323,471
                                                               ------------      ------------      ------------      ------------
Net assets at end of period                                    $ 14,607,225      $ 13,833,838      $ 32,495,085      $  2,862,058
                                                               ============      ============      ============      ============
ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                                     330,277           396,774         2,017,434           140,411
     Units redeemed                                                  (2,009)           (2,462)          (14,385)             (669)
     Units transferred                                               86,954            60,896           244,606            35,529
                                                               ------------      ------------      ------------      ------------
Increase in units outstanding                                       415,222           455,208         2,247,655           175,271
Beginning units                                                      52,736            49,892           180,434            22,528
                                                               ------------      ------------      ------------      ------------
Ending units                                                        467,958           505,100         2,428,089           197,799
                                                               ============      ============      ============      ============

                                                                   Global          Aggressive          Venture
                                                                  Equities          Growth              Value
                                                                  Portfolio        Portfolio          Portfolio
                                                                ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)                               $    259,889      $    221,764      $    249,136
     Net realized gains (losses) from
         securities transactions                                      (2,347)           (1,496)                2
     Change in net unrealized appreciation/
         depreciation of investments                                (268,163)         (160,950)         (900,316)
                                                                ------------      ------------      ------------
         Increase (decrease) in net assets from operations           (10,621)           59,318          (651,178)
                                                                ------------      ------------      ------------
From capital transactions:
     Net proceeds from units sold                                  5,048,887         4,543,157         8,207,912
     Cost of units redeemed                                          (19,704)          (23,293)          (36,381)
     Net transfers                                                 1,209,299           644,981         2,503,554
                                                                ------------      ------------      ------------
         Increase in net assets

             from capital transactions                             6,238,482         5,164,845        10,675,085
                                                                ------------      ------------      ------------
Increase in net assets                                             6,227,861         5,224,163        10,023,907
Net assets at beginning of period                                    312,480           460,938         1,002,167
                                                                ------------      ------------      ------------
Net assets at end of period                                     $  6,540,341      $  5,685,101      $ 11,026,074
                                                                ============      ============      ============
ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                                      232,995           290,360           309,177
     Units redeemed                                                     (902)           (1,489)           (1,371)
     Units transferred                                                55,077            40,383            93,699
                                                                ------------      ------------      ------------
Increase in units outstanding                                        287,170           329,254           401,505
Beginning units                                                       14,587            28,487            37,452
                                                                ------------      ------------      ------------
Ending units                                                         301,757           357,741           438,957
                                                                ============      ============      ============





                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   INTERIM STATEMENT OF CHANGES IN NET ASSETS
                  FOR THE FIVE MONTH PERIOD FROM MAY 1, 1999 TO
                               SEPTEMBER 30, 1999
                                   (Continued)

                                                        Federated            Putnam              Alliance            Growth-
                                                          Value             Growth               Growth              Income
                                                        Portfolio          Portfolio            Portfolio           Portfolio
                                                      ------------        ------------        ------------        ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)                     $     86,502        $    576,231        $  3,074,893        $  1,189,990
     Net realized gains (losses) from
         securities transactions                                75                  (8)                  2                (173)
     Change in net unrealized appreciation/
         depreciation of investments                      (399,389)           (949,659)         (3,681,186)         (2,348,481)
                                                      ------------        ------------        ------------        ------------
         Increase (decrease) in net assets
             from operations                              (312,812)           (373,436)           (606,291)         (1,158,664)
                                                      ------------        ------------        ------------        ------------
From capital transactions:
     Net proceeds from units sold                        2,856,120          23,260,301          50,751,557          33,247,837
     Cost of units redeemed                                 (9,314)           (162,661)           (200,018)           (317,674)
     Net transfers                                         723,210           4,662,187          10,321,480           7,060,436
                                                      ------------        ------------        ------------        ------------
         Increase in net assets
             from capital transactions                   3,570,016          27,759,827          60,873,019          39,990,599
                                                      ------------        ------------        ------------        ------------
Increase in net assets                                   3,257,204          27,386,391          60,266,728          38,831,935
Net assets at beginning of period                          444,168           3,885,349           5,939,255           3,842,077
                                                      ------------        ------------        ------------        ------------
Net assets at end of period                           $  3,701,372        $ 31,271,740        $ 66,205,983        $ 42,674,012
                                                      ============        ============        ============        ============
ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                            165,002             903,106           1,253,925           1,068,772
     Units redeemed                                           (531)             (6,212)             (4,888)            (10,253)
     Units transferred                                      41,994             178,362             251,495             223,599
                                                      ------------        ------------        ------------        ------------
Increase in units outstanding                              206,465           1,075,256           1,500,532           1,282,118
Beginning units                                             25,265             149,215             147,759             124,672
                                                      ------------        ------------        ------------        ------------
Ending units                                               231,730           1,224,471           1,648,291           1,406,790
                                                      ============        ============        ============        ============

                                                           Asset            SunAmerica
                                                        Allocation           Balanced             Utility
                                                         Portfolio           Portfolio           Portfolio
                                                       ------------        ------------        ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)                      $    294,438        $    451,469        $    128,653
     Net realized gains (losses) from
         securities transactions                                109              10,150                (325)
     Change in net unrealized appreciation/
         depreciation of investments                       (519,539)           (998,761)           (263,714)
                                                       ------------        ------------        ------------
         Increase (decrease) in net assets
             from operations                               (224,992)           (537,142)           (135,386)
                                                       ------------        ------------        ------------
From capital transactions:
     Net proceeds from units sold                         4,721,301          42,777,637           3,496,156
     Cost of units redeemed                                 (38,147)           (401,795)            (23,468)
     Net transfers                                        1,433,590           6,691,920             748,121
                                                       ------------        ------------        ------------
         Increase in net assets
             from capital transactions                    6,116,744          49,067,762           4,220,809
                                                       ------------        ------------        ------------
Increase in net assets                                    5,891,752          48,530,620           4,085,423
Net assets at beginning of period                           517,764           4,453,288             241,949
                                                       ------------        ------------        ------------
Net assets at end of period                            $  6,409,516        $ 52,983,908        $  4,327,372
                                                       ============        ============        ============
ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                             250,753           2,463,931             230,088
     Units redeemed                                          (2,013)            (23,142)             (1,550)
     Units transferred                                       76,108             382,668              49,332
                                                       ------------        ------------        ------------
Increase in units outstanding                               324,848           2,823,457             277,870
Beginning units                                              27,027             254,773              16,154
                                                       ------------        ------------        ------------
Ending units                                                351,875           3,078,230             294,024
                                                       ============        ============        ============





                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   INTERIM STATEMENT OF CHANGES IN NET ASSETS
                  FOR THE FIVE MONTH PERIOD FROM MAY 1, 1999 TO
                               SEPTEMBER 30, 1999
                                   (Continued)

                                                                Worldwide        High-Yield        Global          Corporate
                                                               High Income         Bond             Bond             Bond
                                                                Portfolio        Portfolio        Portfolio        Portfolio
                                                               -----------      -----------      -----------      -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)                              $    48,820      $   187,623      $   210,933      $    93,024
     Net realized gains (losses) from
         securities transactions                                      (142)             (88)            (755)              (1)
     Change in net unrealized appreciation/
         depreciation of investments                               (39,070)        (238,084)        (248,911)        (116,335)
                                                               -----------      -----------      -----------      -----------
         Increase (decrease) in net assets from operations           9,608          (50,549)         (38,733)         (23,312)
                                                               -----------      -----------      -----------      -----------
From capital transactions:
     Net proceeds from units sold                                  688,642        2,722,267        3,703,361        3,903,126
     Cost of units redeemed                                         (2,253)         (40,698)         (22,289)         (16,438)
     Net transfers                                                  91,556          285,304          781,833          597,435
                                                               -----------      -----------      -----------      -----------
         Increase in net assets
             from capital transactions                             777,945        2,966,873        4,462,905        4,484,123
                                                               -----------      -----------      -----------      -----------
Increase in net assets                                             787,553        2,916,324        4,424,172        4,460,811
Net assets at beginning of period                                   71,319          359,207          588,388          421,131
                                                               -----------      -----------      -----------      -----------
Net assets at end of period                                    $   858,872      $ 3,275,531      $ 5,012,560      $ 4,881,942
                                                               ===========      ===========      ===========      ===========
ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                                     48,155          184,405          261,083          304,121
     Units redeemed                                                   (156)          (2,756)          (1,580)          (1,284)
     Units transferred                                               6,384           19,378           55,299           46,522
                                                               -----------      -----------      -----------      -----------
Increase in units outstanding                                       54,383          201,027          314,802          349,359
Beginning units                                                      4,828           23,707           40,454           32,037
                                                               -----------      -----------      -----------      -----------
Ending units                                                        59,211          224,734          355,256          381,396
                                                               ===========      ===========      ===========      ===========

                                                                 International      Emerging           Real
                                                                Growth & Income      Markets          Estate
                                                                   Portfolio        Portfolio        Portfolio
                                                                ---------------    -----------      -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)                                 $     4,075      $    (5,261)     $    12,260
     Net realized gains (losses) from
         securities transactions                                          247           11,916                0
     Change in net unrealized appreciation/
         depreciation of investments                                    6,363          (51,068)         (70,915)
                                                                  -----------      -----------      -----------
         Increase (decrease) in net assets from operations             10,685          (44,413)         (58,655)
                                                                  -----------      -----------      -----------
From capital transactions:
     Net proceeds from units sold                                   2,800,688        1,842,209          790,602
     Cost of units redeemed                                            (8,738)         (24,861)          (2,301)
     Net transfers                                                    711,457          114,754           72,002
                                                                  -----------      -----------      -----------
         Increase in net assets
             from capital transactions                              3,503,407        1,932,102          860,303
                                                                  -----------      -----------      -----------
Increase in net assets                                              3,514,092        1,887,689          801,648
Net assets at beginning of period                                     189,579          143,825           52,291
                                                                  -----------      -----------      -----------
Net assets at end of period                                       $ 3,703,671      $ 2,031,514      $   853,939
                                                                  ===========      ===========      ===========
ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                                       213,029          229,196           82,463
     Units redeemed                                                      (660)          (2,959)            (233)
     Units transferred                                                 53,260           15,274            7,597
                                                                  -----------      -----------      -----------
Increase in units outstanding                                         265,629          241,511           89,827
Beginning units                                                        14,725           18,838            5,242
                                                                  -----------      -----------      -----------
Ending units                                                          280,354          260,349           95,069
                                                                  ===========      ===========      ===========





                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   INTERIM STATEMENT OF CHANGES IN NET ASSETS
                  FOR THE FIVE MONTH PERIOD FROM MAY 1, 1999 TO
                               SEPTEMBER 30, 1999
                                   (Continued)

                                                                  "Dogs" of              Equity               Equity
                                                                  Wall Street            Income               Index
                                                                   Portfolio            Portfolio            Portfolio
                                                                 -------------        -------------        -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)                                $      60,497        $      48,976        $    (110,152)
     Net realized gains (losses) from
         securities transactions                                           108                   38                  254
     Change in net unrealized appreciation/
         depreciation of investments                                  (398,117)            (313,074)          (1,824,982)
                                                                 -------------        -------------        -------------
         Increase (decrease) in net assets from operations            (337,512)            (264,060)          (1,934,880)
                                                                 -------------        -------------        -------------
From capital transactions:
     Net proceeds from units sold                                    3,326,251            3,846,257           32,033,901
     Cost of units redeemed                                            (10,606)             (23,892)            (198,008)
     Net transfers                                                     601,246              598,897            6,166,583
                                                                 -------------        -------------        -------------
         Increase in net assets
             from capital transactions                               3,916,891            4,421,262           38,002,476
                                                                 -------------        -------------        -------------
Increase in net assets                                               3,579,379            4,157,202           36,067,596
Net assets at beginning of period                                      312,870              381,598            4,105,709
                                                                 -------------        -------------        -------------
Net assets at end of period                                      $   3,892,249        $   4,538,800        $  40,173,305
                                                                 =============        =============        =============
ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                                        326,745              377,121            3,182,714
     Units redeemed                                                     (1,046)              (2,337)             (19,605)
     Units transferred                                                  59,514               58,777              612,592
                                                                 -------------        -------------        -------------
Increase in units outstanding                                          385,213              433,561            3,775,701
Beginning units                                                         30,615               36,063              400,093
                                                                 -------------        -------------        -------------
Ending units                                                           415,828              469,624            4,175,794
                                                                 =============        =============        =============


                                                                   Small Company            Cash
                                                                       Value             Management
                                                                     Portfolio            Portfolio              TOTAL
                                                                   -------------        -------------        -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)                                  $          71        $     266,650        $  10,020,419
     Net realized gains (losses) from
         securities transactions                                             224               14,474               32,634
     Change in net unrealized appreciation/
         depreciation of investments                                      (4,408)             (82,950)         (16,389,434)
                                                                   -------------        -------------        -------------
         Increase (decrease) in net assets from operations                (4,113)             198,174           (6,336,381)
                                                                   -------------        -------------        -------------
From capital transactions:
     Net proceeds from units sold                                      1,122,550           22,736,687          308,509,482
     Cost of units redeemed                                               (1,519)            (562,547)          (2,480,251)
     Net transfers                                                       151,396           (4,348,772)          50,020,712
                                                                   -------------        -------------        -------------
         Increase in net assets
             from capital transactions                                 1,272,427           17,825,368          356,049,943
                                                                   -------------        -------------        -------------
Increase in net assets                                                 1,268,314           18,023,542          349,713,562
Net assets at beginning of period                                         50,808            4,042,366           37,517,476
                                                                   -------------        -------------        -------------
Net assets at end of period                                        $   1,319,122        $  22,065,908        $ 387,231,038
                                                                   =============        =============        =============
ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                                           96,888            1,883,456
     Units redeemed                                                         (124)             (46,379)
     Units transferred                                                    12,971             (359,608)
                                                                   -------------        -------------
Increase in units outstanding                                            109,735            1,477,469
Beginning units                                                            4,634              337,271
                                                                   -------------        -------------
Ending units                                                             114,369            1,814,740
                                                                   =============        =============





                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                          FOR THE PERIOD FROM INCEPTION
                                TO APRIL 30, 1999

                                                                                                 Government     International
                                                                 Capital                            and          Diversified
                                                              Appreciation        Growth        Quality Bond        Equities
                                                                Portfolio        Portfolio        Portfolio        Portfolio
                                                              ------------      -----------     ------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment loss                                       $      (771)     $      (740)     $    (1,400)     $      (250)
     Net realized gains (losses) from
         securities transactions                                         2                0               (1)               1
     Change in net unrealized appreciation/
         depreciation of investments                                (1,096)             357           (5,797)           6,618
                                                               -----------      -----------      -----------      -----------
         Increase (decrease) in net assets from operations          (1,865)            (383)          (7,198)           6,369
                                                               -----------      -----------      -----------      -----------
From capital transactions:
     Net proceeds from units sold                                1,482,144        1,407,498        2,582,141          316,608
     Cost of units redeemed                                           (326)            (593)          (5,718)               0
     Net transfers                                                  33,133            2,533         (115,887)             494
                                                               -----------      -----------      -----------      -----------
         Increase in net assets
             from capital transactions                           1,514,951        1,409,438        2,460,536          317,102
                                                               -----------      -----------      -----------      -----------
Increase in net assets                                           1,513,086        1,409,055        2,453,338          323,471
Net assets at beginning of period                                        0                0                0                0
                                                               -----------      -----------      -----------      -----------
Net assets at end of period                                    $ 1,513,086      $ 1,409,055      $ 2,453,338      $   323,471
                                                               ===========      ===========      ===========      ===========
ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                                     51,615           49,826          189,356           22,494
     Units redeemed                                                    (12)             (22)            (419)               0
     Units transferred                                               1,133               88           (8,503)              34
                                                               -----------      -----------      -----------      -----------
Increase in units outstanding                                       52,736           49,892          180,434           22,528
Beginning units                                                          0                0                0                0
                                                               -----------      -----------      -----------      -----------
Ending units                                                        52,736           49,892          180,434           22,528
                                                               ===========      ===========      ===========      ===========

                                                                  Global         Aggressive         Venture
                                                                 Equities          Growth            Value
                                                                 Portfolio        Portfolio         Portfolio
                                                                -----------      -----------      -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment loss                                        $      (146)     $      (218)     $      (621)
     Net realized gains (losses) from
         securities transactions                                          0                0                1
     Change in net unrealized appreciation/
         depreciation of investments                                   (196)            (683)          29,940
                                                                -----------      -----------      -----------
         Increase (decrease) in net assets from operations             (342)            (901)          29,320
                                                                -----------      -----------      -----------
From capital transactions:
     Net proceeds from units sold                                   309,878          462,895          951,070
     Cost of units redeemed                                             (25)               0             (210)
     Net transfers                                                    2,969           (1,056)          21,987
                                                                -----------      -----------      -----------
         Increase in net assets
             from capital transactions                              312,822          461,839          972,847
                                                                -----------      -----------      -----------
Increase in net assets                                              312,480          460,938        1,002,167
Net assets at beginning of period                                         0                0                0
                                                                -----------      -----------      -----------
Net assets at end of period                                     $   312,480      $   460,938      $ 1,002,167
                                                                ===========      ===========      ===========
ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                                      14,448           28,552           36,627
     Units redeemed                                                      (1)               0               (8)
     Units transferred                                                  140              (65)             833
                                                                -----------      -----------      -----------
Increase in units outstanding                                        14,587           28,487           37,452
Beginning units                                                           0                0                0
                                                                -----------      -----------      -----------
Ending units                                                         14,587           28,487           37,452
                                                                ===========      ===========      ===========



                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                          FOR THE PERIOD FROM INCEPTION
                                TO APRIL 30, 1999
                                   (Continued)

                                                                Federated         Putnam          Alliance          Growth-
                                                                  Value           Growth           Growth           Income
                                                                Portfolio        Portfolio        Portfolio        Portfolio
                                                               -----------      -----------      -----------      -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment loss                                       $      (142)     $    (1,644)     $    (3,110)     $    (2,223)
     Net realized gains (losses) from
         securities transactions                                         2               90               89               52
     Change in net unrealized appreciation/
         depreciation of investments                                 5,440          (80,946)        (198,962)          20,532
                                                               -----------      -----------      -----------      -----------
         Increase (decrease) in net assets from operations           5,300          (82,500)        (201,983)          18,361
                                                               -----------      -----------      -----------      -----------
From capital transactions:
     Net proceeds from units sold                                  439,371        3,958,840        6,110,435        3,828,749
     Cost of units redeemed                                           (503)          (9,477)          (9,509)          (5,912)
     Net transfers                                                       0           18,486           40,312              879
                                                               -----------      -----------      -----------      -----------
         Increase in net assets
            from capital transactions                              438,868        3,967,849        6,141,238        3,823,716
                                                               -----------      -----------      -----------      -----------
Increase in net assets                                             444,168        3,885,349        5,939,255        3,842,077
Net assets at beginning of period                                        0                0                0                0
                                                               -----------      -----------      -----------      -----------
Net assets at end of period                                    $   444,168      $ 3,885,349      $ 5,939,255      $ 3,842,077
                                                               ===========      ===========      ===========      ===========
ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                                     25,294          148,918          147,006          124,852
     Units redeemed                                                    (29)            (382)            (242)            (200)
     Units transferred                                                   0              679              995               20
                                                               -----------      -----------      -----------      -----------
Increase in units outstanding                                       25,265          149,215          147,759          124,672
Beginning units                                                          0                0                0                0
                                                               -----------      -----------      -----------      -----------
Ending units                                                        25,265          149,215          147,759          124,672
                                                               ===========      ===========      ===========      ===========

                                                                    Asset         SunAmerica
                                                                 Allocation        Balanced          Utility
                                                                  Portfolio        Portfolio        Portfolio
                                                                 -----------      -----------      -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment loss                                         $      (126)     $    (2,085)     $       (82)
     Net realized gains (losses) from
         securities transactions                                           0               13                0
     Change in net unrealized appreciation/
         depreciation of investments                                   1,731          (17,466)           4,115
                                                                 -----------      -----------      -----------
         Increase (decrease) in net assets from operations             1,605          (19,538)           4,033
                                                                 -----------      -----------      -----------
From capital transactions:
     Net proceeds from units sold                                    488,277        4,406,305          237,916
     Cost of units redeemed                                             (340)          (6,921)               0
     Net transfers                                                    28,222           73,442                0
                                                                 -----------      -----------      -----------
         Increase in net assets
            from capital transactions                                516,159        4,472,826          237,916
                                                                 -----------      -----------      -----------
Increase in net assets                                               517,764        4,453,288          241,949
Net assets at beginning of period                                          0                0                0
                                                                 -----------      -----------      -----------
Net assets at end of period                                      $   517,764      $ 4,453,288      $   241,949
                                                                 ===========      ===========      ===========
ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                                       25,572          250,997           16,154
     Units redeemed                                                      (18)            (405)               0
     Units transferred                                                 1,473            4,181                0
                                                                 -----------      -----------      -----------
Increase in units outstanding                                         27,027          254,773           16,154
Beginning units                                                            0                0                0
                                                                 -----------      -----------      -----------
Ending units                                                          27,027          254,773           16,154
                                                                 ===========      ===========      ===========


                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                          FOR THE PERIOD FROM INCEPTION
                                TO APRIL 30, 1999
                                   (Continued)



                                                                  Worldwide      High-Yield          Global          Corporate
                                                                High Income         Bond              Bond             Bond
                                                                 Portfolio        Portfolio         Portfolio        Portfolio
                                                                -----------      ----------        ----------       ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment loss                                         $     (36)       $    (307)       $    (308)       $    (276)
     Net realized gains (losses) from
         securities transactions                                         1               12                0                1
     Change in net unrealized appreciation/
         depreciation of investments                                 1,862            6,766            1,497              (77)
                                                                 ---------        ---------        ---------        ---------
         Increase (decrease) in net assets from operations           1,827            6,471            1,189             (352)
                                                                 ---------        ---------        ---------        ---------
From capital transactions:
     Net proceeds from units sold                                   69,492          352,908          587,687          421,483
     Cost of units redeemed                                              0             (172)            (527)               0
     Net transfers                                                       0                0               39                0
                                                                 ---------        ---------        ---------        ---------
         Increase in net assets
             from capital transactions                              69,492          352,736          587,199          421,483
                                                                 ---------        ---------        ---------        ---------
Increase in net assets                                              71,319          359,207          588,388          421,131
Net assets at beginning of period                                        0                0                0                0
                                                                 ---------        ---------        ---------        ---------
Net assets at end of period                                      $  71,319        $ 359,207        $ 588,388        $ 421,131
                                                                 =========        =========        =========        =========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                                      4,828           23,718           40,487           32,037
     Units redeemed                                                      0              (11)             (36)               0
     Units transferred                                                   0                0                3                0
                                                                 ---------        ---------        ---------        ---------
Increase in units outstanding                                        4,828           23,707           40,454           32,037
Beginning units                                                          0                0                0                0
                                                                 ---------        ---------        ---------        ---------
Ending units                                                         4,828           23,707           40,454           32,037
                                                                 =========        =========        =========        =========

                                                                 International       Emerging          Real
                                                                Growth & Income      Markets          Estate
                                                                   Portfolio        Portfolio        Portfolio
                                                                ---------------     ---------        ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment loss                                           $     (96)       $     (62)       $     (12)
     Net realized gains (losses) from
         securities transactions                                           2                1                0
     Change in net unrealized appreciation/
         depreciation of investments                                   7,161            6,981              948
                                                                   ---------        ---------        ---------
         Increase (decrease) in net assets from operations             7,067            6,920              936
                                                                   ---------        ---------        ---------
From capital transactions:
     Net proceeds from units sold                                    171,201          136,905           51,355
     Cost of units redeemed                                             (363)               0                0
     Net transfers                                                    11,674                0                0
                                                                   ---------        ---------        ---------
         Increase in net assets
             from capital transactions                               182,512          136,905           51,355
                                                                   ---------        ---------        ---------
Increase in net assets                                               189,579          143,825           52,291
Net assets at beginning of period                                          0                0                0
                                                                   ---------        ---------        ---------
Net assets at end of period                                        $ 189,579        $ 143,825        $  52,291
                                                                   =========        =========        =========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                                       13,835           18,838            5,242
     Units redeemed                                                      (29)               0                0
     Units transferred                                                   919                0                0
                                                                   ---------        ---------        ---------
Increase in units outstanding                                         14,725           18,838            5,242
Beginning units                                                            0                0                0
                                                                   ---------        ---------        ---------
Ending units                                                          14,725           18,838            5,242
                                                                   =========        =========        =========



                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (Portion Relating to the POLARIS PLUS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                          FOR THE PERIOD FROM INCEPTION
                                TO APRIL 30, 1999
                                   (Continued)

                                                                    "Dogs" of             Equity              Equity
                                                                   Wall Street            Income               Index
                                                                    Portfolio            Portfolio           Portfolio
                                                                  ------------         ------------         ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment loss                                          $       (168)        $       (172)        $     (1,878)
     Net realized gains (losses) from
         securities transactions                                           (39)                   0                    8
     Change in net unrealized appreciation/
         depreciation of investments                                    13,862                7,177               19,938
                                                                  ------------         ------------         ------------
         Increase (decrease) in net assets from operations              13,655                7,005               18,068
                                                                  ------------         ------------         ------------
From capital transactions:
     Net proceeds from units sold                                      301,308              370,857            4,068,548
     Cost of units redeemed                                               (262)                   0               (4,403)
     Net transfers                                                      (1,831)               3,736               23,496
                                                                  ------------         ------------         ------------
         Increase in net assets
             from capital transactions                                 299,215              374,593            4,087,641
                                                                  ------------         ------------         ------------
Increase in net assets                                                 312,870              381,598            4,105,709
Net assets at beginning of period                                            0                    0                    0
                                                                  ------------         ------------         ------------
Net assets at end of period                                       $    312,870         $    381,598         $  4,105,709
                                                                  ============         ============         ============
ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                                         30,856               35,710              398,231
     Units redeemed                                                        (26)                   0                 (425)
     Units transferred                                                    (215)                 353                2,287
                                                                  ------------         ------------         ------------
Increase in units outstanding                                           30,615               36,063              400,093
Beginning units                                                              0                    0                    0
                                                                  ------------         ------------         ------------
Ending units                                                            30,615               36,063              400,093
                                                                  ============         ============         ============

                                                                   Small Company           Cash
                                                                       Value             Management
                                                                     Portfolio            Portfolio              TOTAL
                                                                   -------------        ------------         ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment loss                                           $        (26)        $     (2,010)        $    (18,909)
     Net realized gains (losses) from
         securities transactions                                              0                    1                  236
     Change in net unrealized appreciation/
         depreciation of investments                                      2,623                5,374             (162,301)
                                                                   ------------         ------------         ------------
         Increase (decrease) in net assets from operations                2,597                3,365             (180,974)
                                                                   ------------         ------------         ------------
From capital transactions:
     Net proceeds from units sold                                        48,211            4,375,057           37,937,139
     Cost of units redeemed                                                   0                 (279)             (45,540)
     Net transfers                                                            0             (335,777)            (193,149)
                                                                   ------------         ------------         ------------
         Increase in net assets
             from capital transactions                                   48,211            4,039,001           37,698,450
                                                                   ------------         ------------         ------------
Increase in net assets                                                   50,808            4,042,366           37,517,476
Net assets at beginning of period                                             0                    0                    0
                                                                   ------------         ------------         ------------
Net assets at end of period                                        $     50,808         $  4,042,366         $ 37,517,476
                                                                   ============         ============         ============
ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                                           4,634              365,310
     Units redeemed                                                           0                  (23)
     Units transferred                                                        0              (28,016)
                                                                   ------------         ------------
Increase in units outstanding                                             4,634              337,271
Beginning units                                                               0                    0
                                                                   ------------         ------------
Ending units                                                              4,634              337,271
                                                                   ============         ============





                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (PORTION RELATING TO THE POLARIS PLUS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Variable Annuity Account Seven (Portion Relating to the POLARIS PLUS Variable Annuity) of Anchor National Life Insurance Company (the "Separate Account") is a segregated investment account of Anchor National Life Insurance Company (the "Company"). The Company is an indirect, wholly owned subsidiary of SunAmerica Inc. Effective January 1, 1999, SunAmerica Inc. merged with and into American International Group, Inc. in a tax-free reorganization that has been treated as a pooling of interests for accounting purposes. Immediately prior to the merger, SunAmerica Inc. transferred substantially all of its net assets to its wholly owned subsidiary SunAmerica Holdings, Inc., a Delaware Corporation. On January 4, 1999, SunAmerica Holdings, Inc. changed its name to SunAmerica Inc. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

         The Separate Account is composed of twenty-six variable portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of either (1) one of the three currently available investment portfolios of Anchor Series Trust ("Anchor Trust") or (2) one of the twenty-three currently available investment portfolios of SunAmerica Series Trust ("SunAmerica Trust"). The Anchor Trust and the SunAmerica Trust (the "Trusts") are each diversified, open-end, affiliated investment companies, which retain investment advisers to assist in the investment activities of the Trusts. The participant may elect to have investments allocated to any of five guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the participant to the twenty-six Variable Accounts and do not include balances allocated to the General Account.

         The inception date of the Cash Management, Corporate Bond, Asset Allocation, Equity Income, Emerging Markets, and Small Company Value Portfolios was March 23, 1999. The inception date of the International Growth & Income Portfolio was March 24, 1999. The inception date of the Worldwide High Income and Real Estate Portfolios was March 31, 1999. The inception date of the remaining portfolios was March 19, 1999.

         The fiscal year-end of the Separate Account is April 30. Accordingly, the accompanying interim statement of operations and interim statement of changes in net assets for the five month period from May 1, 1999 to September 30, 1999 do not represent a full year's activity for the Separate Account.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (PORTION RELATING TO THE POLARIS PLUS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



         ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         The investment objectives and policies of the three portfolios of the Anchor Trust are summarized below:

         The CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation. This portfolio invests in growth equity securities which are widely diversified by industry and company using a wide-ranging and flexible stock picking approach; may be concentrated and will generally have less investments in large company securities than the Growth Portfolio.

         The GROWTH PORTFOLIO seeks capital appreciation. This portfolio invests in core equity securities that are widely diversified by industry and company.

         The GOVERNMENT AND QUALITY BOND PORTFOLIO seeks relatively high current income, liquidity and security of principal. This portfolio invests in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in high quality corporate fixed income securities.

         Anchor Trust has portfolios in addition to those identified above; however, none of these other portfolios is currently available for investment under the Separate Account.

         The investment objectives and policies of the twenty-three portfolios of the SunAmerica Trust are summarized below:

         The INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO seeks long-term capital appreciation. This portfolio invests (in accordance with country weightings as determined by the Subadviser) in common stocks of foreign issuers which, in the aggregate, replicate broad country and sector indices.

         The GLOBAL EQUITIES PORTFOLIO seeks long-term growth of capital. This portfolio invests primarily in common stocks or securities of U.S. and foreign issuers with common stock characteristics which demonstrate the potential for appreciation and engages in transactions in foreign currencies.

         The AGGRESSIVE GROWTH PORTFOLIO seeks capital appreciation. This portfolio invests primarily in equity securities of high growth companies including small companies with market capitalizations under $1 billion.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (PORTION RELATING TO THE POLARIS PLUS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



         ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         The VENTURE VALUE PORTFOLIO seeks growth of capital. This portfolio invests primarily in common stocks of companies with market capitalizations of at least $5 billion.

         The FEDERATED VALUE PORTFOLIO seeks growth of capital and income. This portfolio invests primarily in the securities of high quality companies.

         The PUTNAM GROWTH PORTFOLIO seeks long-term growth of capital. This portfolio invests primarily in common stocks or securities with common stock characteristics that its Subadviser believes have above-average growth prospects.

         The ALLIANCE GROWTH PORTFOLIO seeks long-term growth of capital. This portfolio invests primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings.

         The GROWTH-INCOME PORTFOLIO seeks growth of capital and income. This portfolio invests primarily in common stocks or securities which demonstrate the potential for appreciation and/or dividends.

         The ASSET ALLOCATION PORTFOLIO seeks high total return (including income and capital gains) consistent with preservation of capital over the long term. This portfolio invests in a diversified selection of common stocks and other securities having common stock characteristics, bonds and other intermediate and long-term fixed-income securities and money market instruments (debt securities maturing in one year or less) in any combination.

         The SUNAMERICA BALANCED PORTFOLIO seeks to conserve principal. This portfolio maintains at all times a balanced portfolio of stocks and bonds, with at least 25% invested in fixed income securities.

         The UTILITY PORTFOLIO seeks high current income and moderate capital appreciation. This portfolio invests primarily in the equity and debt securities of utility companies.

         The WORLDWIDE HIGH INCOME PORTFOLIO seeks high current income and, secondarily, capital appreciation. This portfolio invests primarily in a selection of high-yielding fixed-income securities of issuers located throughout the world.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (PORTION RELATING TO THE POLARIS PLUS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



         ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         The HIGH-YIELD BOND PORTFOLIO seeks a high level of current income and, secondarily, seeks capital appreciation. This portfolio invests primarily in intermediate and long-term corporate obligations, with emphasis on higher-yielding, higher-risk, lower-rated or unrated securities with a primary focus on "B" rated high-yield bonds.

         The GLOBAL BOND PORTFOLIO seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. This portfolio invests in high quality fixed-income securities of U.S. and foreign issuers and engages in transactions in foreign currencies.

         The CORPORATE BOND PORTFOLIO seeks a high total return with only moderate price risk. This portfolio invests primarily in investment grade fixed-income securities.

         The INTERNATIONAL GROWTH AND INCOME PORTFOLIO seeks growth of capital with current income as a secondary objective. This portfolio invests primarily in common stocks traded on markets outside the United States.

         The EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation. This portfolio invests mainly in the common stocks and other equity securities of companies that its Subadviser believes have above-average growth prospects primarily in emerging markets outside the United States.

         The REAL ESTATE PORTFOLIO seeks to achieve total return through a combination of growth and income. This portfolio invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

         The "DOGS" OF WALL STREET PORTFOLIO seeks total return (including capital appreciation and current income) primarily through the annual selection of thirty high dividend yielding common stocks from the Dow Jones Industrial Average and the broader market.

         The EQUITY INCOME PORTFOLIO seeks long-term capital appreciation and income. This portfolio invests primarily in equity securities that are expected to pay above-average dividends.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (PORTION RELATING TO THE POLARIS PLUS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



         ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         The EQUITY INDEX PORTFOLIO seeks investment results that correspond with the performance of the Standard and Poor's 500 Composite Stock Price Index ("S&P 500"). This portfolio invests primarily in common stocks included in the S&P 500.

         The SMALL COMPANY VALUE PORTFOLIO seeks capital appreciation. This portfolio invests in a broadly diversified portfolio of equity securities of small companies generally with market capitalizations of less than $1 billion.

         The CASH MANAGEMENT PORTFOLIO seeks high current yield while preserving capital. This portfolio invests in a diversified selection of money market instruments.

         The SunAmerica Trust has portfolios in addition to those identified above; however, none of these other portfolios is currently available for investment under the Separate Account.

         Purchases and sales of shares of the portfolios of the Trusts are valued at the net asset values of the shares on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded when received. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on an average cost basis.

         Accumulation unit values are computed daily based on the total net assets of the Variable Accounts.

2.       CHARGES AND DEDUCTIONS

         WITHDRAWAL CHARGE: The contract value may be withdrawn at any time during the accumulation period subject to the limitations under Section 403(b)(11) of the Internal Revenue Code (IRC) and any applicable Plan document. A withdrawal charge applies against each purchase payment put into the contract with a few exceptions. A withdrawal charge is not applicable to withdrawals due to annuitization or death benefits. Additionally, withdrawal charges do not apply after the participant's tenth contract anniversary or after separation from service occurring after contract issue. Withdrawal charges are not deducted when withdrawals are requested due to disability or hardship. Finally, fifteen percent of the purchase payments each contract year are exempt from withdrawal charges for participants who were separated from service at the time the contract was issued.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (PORTION RELATING TO THE POLARIS PLUS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



         CHARGES AND DEDUCTIONS (continued)

         Withdrawal charges vary in amount depending upon the number of years since the purchase payment being withdrawn was made. The applicable withdrawal charge schedule varies depending upon your employment status at the time of contract issue. The withdrawal charge is deducted from the remaining contract value so that the actual reduction in contract value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the withdrawal charge, withdrawals will be allocated first to investment income, if any (which may generally be withdrawn free of a withdrawal charge), and then to the oldest purchase payments first so that all withdrawals are allocated to purchase payments to which the lowest (if any) withdrawal charge applies.

         Any amount withdrawn may be subject to a withdrawal charge in accordance with the withdrawal charge tables shown below:

                    SEPARATED FROM SERVICE AT CONTRACT ISSUE


               Years Since Purchase                      Applicable Withdrawal
                     Payment                               Charge Percentage
               --------------------                      ---------------------
               First                                              6%
               Second                                             6%
               Third                                              5%
               Fourth                                             5%
               Fifth                                              4%
               Sixth and beyond                                   0%

                           EMPLOYED AT CONTRACT ISSUE

               Years Since Purchase                      Applicable Withdrawal
                     Payment                               Charge Percentage
               --------------------                      ---------------------
               First                                              6%
               Second                                             6%
               Third                                              5%
               Fourth                                             5%
               Fifth                                              4%
               Sixth                                              4%
               Seventh and beyond                                 0%

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (PORTION RELATING TO THE POLARIS PLUS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



         CHARGES AND DEDUCTIONS (continued)

         TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer of funds in excess of fifteen transactions within a contract year.

         PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin. The Company currently intends to deduct premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon the payment of the death benefit.

         MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, which total to an annual rate of 1.10% of the net asset value of each portfolio, computed on a daily basis. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide death benefits, and for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract.

         DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each portfolio, computed on a daily basis. This charge is for all expenses associated with the distribution of the contract. These expenses include preparing the contract, confirmations and statements, providing sales support and maintaining contract records. If this charge is not enough to cover the costs of distributing the contract, the Company will bear the loss.

         SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (PORTION RELATING TO THE POLARIS PLUS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



         CHARGES AND DEDUCTIONS (continued)

         INCOME PROTECTOR FEE: The Company offers two levels of income protection to participants. If elected, the Income Protector Plus and the Income Protector Max can provide increased levels of minimum guaranteed income. An annual fee is charged for the Plus and Max options, as a percentage of an "income benefit base" calculation, in the amount of 0.15% and 0.30%, respectively. The "income benefit base" calculation is equal to the contract's value on the election date, plus all subsequent purchase payments, less all withdrawals and applicable fees and charges in an amount proportionate to the amount by which such withdrawals decrease the contract's value. The "income benefit base" also accumulates at an annual growth rate of 3.25% and 5.25% for the Plus and the Max options, respectively.

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (PORTION RELATING TO THE POLARIS PLUS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



3.       INVESTMENT IN ANCHOR TRUST AND SUNAMERICA TRUST

         The aggregate cost of the Trusts' shares acquired and the aggregate proceeds from shares sold during the period from inception to September 30, 1999 consist of the following:


                                                                   Cost of Shares            Proceeds from
         Variable Accounts                                           Acquired                 Shares Sold
         -----------------                                         --------------            -------------
         ANCHOR TRUST:
         Capital Appreciation Portfolio                             $13,247,461               $       314
         Growth Portfolio                                            13,596,188                       717
         Government and Quality Bond Portfolio                       31,266,099                    21,490

         SUNAMERICA TRUST:
         International Diversified Equities Portfolio                 2,543,733                    14,349
         Global Equities Portfolio                                    6,559,006                    60,635
         Aggressive Growth Portfolio                                  5,426,615                    40,006
         Venture Value Portfolio                                     10,924,321                       100
         Federated Value Portfolio                                    3,660,233                     3,715
         Putnam Growth Portfolio                                     28,337,580                     1,522
         Alliance Growth Portfolio                                   63,948,607                       695
         Growth-Income Portfolio                                     41,196,318                    15,729
         Asset Allocation Portfolio                                   6,414,998                     3,816
         SunAmerica Balanced Portfolio                               49,726,477                   207,246
         Utility Portfolio                                            4,354,601                     5,139
         Worldwide High Income Portfolio                                829,536                     2,771
         High-Yield Bond Portfolio                                    3,171,418                    16,922
         Global Bond Portfolio                                        4,695,848                    22,010
         Corporate Bond Portfolio                                     4,577,732                       585
         International Growth & Income Portfolio                      3,515,999                     8,517
         Emerging Markets Portfolio                                   2,117,909                   191,068
         Real Estate Portfolio                                          872,697                       134
         "Dogs" of Wall Street Portfolio                              3,981,807                     4,419
         Equity Income Portfolio                                      4,476,199                     5,961
         Equity Index Portfolio                                      38,005,118                   112,794
         Small Company Value Portfolio                                1,278,502                     6,004
         Cash Management Portfolio                                   22,118,165                 4,026,147

                         VARIABLE ANNUITY ACCOUNT SEVEN
             (PORTION RELATING TO THE POLARIS PLUS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



4.       FEDERAL INCOME TAXES

         The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. The Separate Account is not treated as a regulated investment company under the Code.